                                    [LOGO]

                          AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals





                                 ANNUAL REPORT
                                August 31, 2001

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER
--------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to provide you with this annual report for the American Performance Funds. You will find comments from your portfolio manager regarding your fund's investment strategy and performance for the 12-month period ended August 31, 2001.

Stocks, bonds perform as polar opposites

Stocks and bonds tend to have an inverse performance relationship, so when one asset class is rallying the other may be struggling. Indeed, we witnessed the extreme of that trend this past year. Stocks, as measured by the S&P 500 Index, posted a total return of -24.38% for the 12-month period, while bonds, as measured by the Lehman Brothers Aggregate Bond Index, showed a total return of 12.35%./1/

The fallout from the "tech wreck" that began in March of 2000 eventually hit the broader stock market, as investors worried about high valuations and a slowing U.S. economy. As the economic slowdown intensified, corporate earnings started to plummet and fears of recession emerged. The Federal Reserve Board (the "Fed") took swift and decisive action, cutting interest rates by 300 basis points (or 3 percentage points) within the first eight months of calendar 2001. Nevertheless, even that was not enough to rescue the ailing stock market.

On the other hand, bonds flourished in the slow economic growth, low-interest-rate environment. Not only was this climate good for bond performance in terms of total return, but it also created a renewed interest in fixed-income securities. During the previous few years, investors all but ignored bonds, as they took advantage of the soaring stock market. Now, with stocks stuck in the doldrums, many investors found value and performance from most sectors of the bond market.

A time to review the basics

Events of the last year demonstrate the importance of adhering to sound investment principles, such as maintaining a diversified investment portfolio and focusing on long-term performance. Building and maintaining a diversified investment portfolio of stock and bond funds gives you the return potential of different asset classes and individual securities. We believe it can also help to limit overall risk by providing a cushion when performance among one asset class turns sour.

Although stock performance was dismal over the past year, it is important to keep your returns in perspective. Stock investing is a long-term activity, and performance in any single year, good or bad, should not sway your long-term strategy. Remember the primary reason for investing in stocks is to achieve long-term capital growth. History tells us that short-term stock volatility tends to subside over time, and stock performance may be the most rewarding over the long haul.

Terror strikes U.S. soil

As we work on getting this annual report to press, the impact of the terrorist attacks of September 11, 2001 remains large. In addition to the emotional trauma these violent and dreadful acts inflicted on our country, the United States faces serious economic consequences. The fallout already has led to significant problems for the airline industry and the loss of billions of dollars in stock market capitalization. Furthermore, we feel it is likely the already-struggling U.S. economy, along with other global economies, will slip into a recession.

Over the short-term, we believe that the markets will remain volatile and the economy will remain weak. Therefore, the Fed remains aggressive in its quest to restore economic growth, and the fundamentals guiding our economy--low inflation, low interest rates, declining tax rates, relatively low unemployment--remain intact. It also appears that the stock market may be close to finding its bottom. Therefore, our long-term view is one of optimism and confidence.
--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/The S&P 500 Index is an unmanaged index generally indicative of the performance of large-cap U.S. stocks. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally indicative of the performance of U.S.
government and corporate bonds. Investors cannot invest directly in an index, but they can invest in their underlying securities.
For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.
The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our appreciation to you

We would like to thank you for your ongoing confidence in the American Performance Funds. We look forward to continuing to help you achieve your investment goals with a growing, thriving fund family. As we seek to grow our fund family, our primary mission remains clear--to seek to provide attractive, consistent long-term performance so that you may realize your investment goals.

As always, if you have any questions about the American Performance Funds, please call us at 1-800-762-7085, or visit us on the Web at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

/s/ James L. Huntzinger

James L. Huntzinger
Chief Investment Officer
Investment Concepts, Inc.

AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

American Performance Money Market Funds

Money market investors faced a challenging, declining-interest-rate environment during the 12-month period ended August 31, 2001. Concerned about the dramatic slowdown in economic growth, the Fed was steadfast in its efforts to keep the economy from slipping into a recession. Alan Greenspan and his associates cut interest rates seven times for a total of 300 basis points (or 3 percentage points) during the 12-month period ended August 31, 2001.

We believe interest rates may fall further over the near-term, as the beleaguered U.S. economy deals with the fallout of the September 11th terrorist attacks. There's a good chance the economy will slip into a recession, but we believe that several essential factors--namely, low inflation and fiscal and monetary stimuli--will prove favorable over the long-term.

The American Performance Cash Management Fund

As interest rates declined during the period, our strategy was to capture higher yields from longer-term money market securities whenever possible. At the same time, we purchased securities that we believed represented good value. We held a mix of fixed, variable and floating-rate securities, each of which offered good value at different times during the year.

Looking ahead, there may be some room for additional rate cuts, and our investment strategy will take that into consideration. Nevertheless, flexibility likely will be the key to success in the months ahead, due to the economic uncertainties and the war on terrorism.

The American Performance U.S. Treasury Fund

In our effort to generate an attractive yield for Fund investors, we focused on investing in overnight repurchase agreements during the year. In general, the yields on these securities were higher than yields available on most short-term U.S. Treasury bills. Repurchase agreements also afford the Fund significant flexibility, which we believe will continue to be important going forward, given the challenging economic climate and the Fed's aggressive easing bias.

--------------------------------------------------------------------------------

Past performance is not predictive of future results.

An investment in the money market funds is not insured or guaranteed by the
FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

Performance among tax-free bonds mimicked that of the taxable bond market. A slowing economy and declining interest rates helped most bonds enjoy a strong year. In particular, securities with short and intermediate maturities fared the best, thanks to a significant decline in short-term interest rates. The Federal Reserve cut interest rates seven times within the first eight months of 2001. In addition, rising oil prices and a faltering stock market also sent investors to the fixed-income markets, where they found value and attractive relative returns.

For the period ended August 31, 2001, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 8.57% (without sales charge). The Fund's benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 10.19%.

The Fund's underperformance relative to its benchmark primarily was due to the Fund's lower average maturity and duration during key points in the year. In periods of declining interest rates, funds with longer duration's generally fare better because the corresponding price appreciation is greater.

Early in the period, we built the Fund's strategy around the belief that interest rates would be going down. As such, we maintained an aggressive stance with a relatively long average maturity of approximately nine years. At the same time, most of the bonds in the portfolio were trading at a small discount. This combination resulted in an attractive performance. By the first quarter of calendar 2001, the Fed was taking swift action to combat the economic downturn. Due to the Fed's aggressive efforts, we decided to alter our strategy by lowering average maturity and shortening the Fund's duration. We thought this switch would position the Fund favorably for an anticipated economic upswing later in the year. Of course, the economy did not rebound, and our strategy was unsuccessful.

Later in the year, it became clear that the U.S. economy was not going to stage a turnaround any time soon. Once again we started to lengthen the Fund's average maturity, and by August 31, 2001, the Fund's effective maturity was
5.88 years, still lower than that of the benchmark./1/

 Average Annual Total Return


  8/31/01          Load* No-Load
 -------------------------------
  1 Year           5.28%  8.57%
 -------------------------------
  5 Year           5.03%  5.68%
 -------------------------------
  Since Inception  5.70%  6.05%
  (5/29/92)


What is your outlook for the market?

Although the economy may remain weak for the next several months, we think there are some signs that point to a rebound in 2002. The Fed has demonstrated its willingness to cut rates as much as necessary to get the economy moving again. Furthermore, Congress is working on a stimulus package that may include more government spending and tax cuts. Oil and other commodity prices are off, and inflation remains in check. Furthermore, central banks throughout the world have cut interest rates. All of these factors may set the stage for an improving economy in 2002.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

              Intermediate     Intermediate     Lehman Brothers
                Tax-Free         Tax-Free          Municipal
               Bond Fund        Bond Fund          Bond Fund
               (No Load)         (Load)*             Index

     5/29/92     10000             9699              10000
        8/92     10314            10004              10370.4
        8/93     11506            11160              11634.74
        8/94     11709            11357              11651.67
        8/95     12601            12222              12685.14
        8/96     13065            12673              13349.6
        8/97     13952            13532              14585.01
        8/98     14967            14517              15846.75
        8/99     14984            14534              15925.69
        8/00     15860            15383              17004.69
     8/31/01     17219            16701              18740.96

                    * Reflects 3.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

The 12-month period ended August 31, 2001, was favorable for bonds. Bond prices increased dramatically, particularly among short- and intermediate-term bonds, and one-year returns for most bond sectors neared or reached double digits. The bond market benefited from an economy that finally reacted to a series of Fed tightening moves implemented from mid-1999 through mid-2000. However, the resulting economic slowdown was swift and significant, prompting the Fed to act in January 2001 with the first of seven rate cuts it would initiate through August.

For the period ended August 31, 2001, the American Performance Short-Term Income Fund posted a total return of 9.37% (without sales charge). The Fund's benchmark, the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, posted a return of 10.95%.

The Fund's underperformance primarily was due to the Fund's lower relative weighting in corporate bonds. In a surprising feat, corporate bonds ended the period as the top-performing bond-market sector, despite a declining stock market and disappointing corporate earnings. Coming off one of their worst calendar years, corporate bonds entered 2001 with wide spreads and low prices. As the Fed quickly demonstrated that it was going to be aggressively cutting interest rates, investor expectations for the economy and corporate earnings improved, and corporate bond performance turned around.

Our strategy for the year was to enhance the Fund's yield by investing significantly in high-quality mortgage-backed securities. Considering how proactive the Fed was, we expected the economy to pick up toward the end of 2001, taking interest rates with it. Therefore, our emphasis was on yield, and we went to the mortgage market to obtain it.

We also sought to limit the impact of mortgage prepayments and maintain the Fund's overall high-quality rating by investing in Treasuries and high-grade agency securities. Even as it became clear that corporate bonds were experiencing a performance turnaround, we generally avoided them because they were becoming increasingly expensive.

As the period ended on August 31, 2001 approximately 67% of the Fund's assets were invested in mortgage-backed securities, 29.6% in Treasury and agency securities, and the remainder of the portfolio was in corporate bonds, asset-backed securities and cash equivalents. The Fund's effective maturity was 2.3 years, and the average credit quality remained high, ending the year at AAA./1/

What is ahead for the market?

We think it still makes sense to emphasize mortgage securities, but we also see some new opportunities in the corporate sector. After the terrorist attacks on September 11, 2001, market unrest and uncertainty caused corporate bond spreads in many sectors to widen to where they were early in 2001. We took advantage of the corresponding price declines--when yields increase,--and purchased some higher-grade, longer-term corporate bonds that we believe have attractive potential.

 Average Annual Total Return

  8/31/01          Load* No-Load
 -------------------------------
  1 Year           7.22%  9.37%
 -------------------------------
  5 Year           6.81%  7.24%
 -------------------------------
  Since Inception  6.34%  6.65%
  (10/19/94)

Although the economy may remain weak for the next several months, we think there are some positive signs that point to a rebound in 2002. The Fed has demonstrated its willingness to cut rates as much as necessary to get the economy moving again. Furthermore, Congress is working on a stimulus package that may include more government spending and tax cuts. Oil and other commodity prices are off, and inflation remains in check. Furthermore, central banks throughout the world have cut interest rates. We believe all of these factors may set the stage for an improving economy in 2002.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

              Short-Term       Short-Term        Merrill Lynch
                Income           Income             1--5-Yr.
                 Fund             Fund              U.S Govt/
               (No Load)         (Load)*          Corp. Index

    10/19/94     10000             9804              10000
        8/95     10481            10276              10878.9052
        8/96     10967            10752              11417.2811
        8/97     11828            11596              12287.1692
        8/98     12830            12578              13287.01
        8/99     13300            13040              13729.6982
        8/00     14222            13943              14547.9234
     8/31/01     15556            15251              16141.3038

                    * Reflects 2.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
The bond market enjoyed a strong year, with returns for most sectors nearing or reaching double digits and surpassing most stock market averages. In particular, bonds with short and intermediate maturities fared the best. Overall, the bond market benefited from an economy that finally reacted to a series of Fed tightening moves implemented from mid-1999 through mid-2000. However, the cool off may have been more swift and severe than many bargained for, prompting the Fed to take action in January 2001 with the first of seven rate cuts it would initiate through August.

For the period ended August 31, 2001, the American Performance Intermediate Bond Fund posted a total return of 10.01% (without sales charge). The Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Index, showed a total return of 12.29%.

Relative to the index, the Fund's underperformance primarily was due to a lower weighting in corporate bonds. Despite a declining stock market and disappointing corporate earnings, corporate bonds ended the period as the top-performing bond-market sector. After suffering one of their worst calendar years in 2000, corporate bonds entered 2001 with wide spreads and low prices. Encouraged by the Fed's surprise rate cut in early January and its subsequent easing moves, investors showed renewed optimism toward the economy and corporate earnings. As such, they returned to the corporate bond market, and performance improved.

We enhanced the Fund's yield by investing significantly in high-quality mortgage-backed securities. Considering how proactive the Fed was, we expected economic growth to pick up and interest rates to increase toward the end of 2001. Therefore, our emphasis was on yield, and we went to the mortgage market to obtain it.

We also sought to limit the impact of mortgage prepayments while maintaining the Fund's overall high-quality rating. We accomplished this by investing in Treasuries and high-grade agency securities. Even as it became evident that corporate bonds were rallying, we generally avoided them because they were becoming increasingly expensive.

As of August 31, 2001, the effective maturity of the Fund's portfolio was 3.66 years. The average credit quality remained high, ending the year at AAA. Approximately 50% of the Fund's net assets were invested in mortgage-backed securities, 14% in corporate bonds, 22% in U.S. treasuries, and the remainder in government agencies, municipals, and cash equivalents./1/

What is ahead?

We think it still makes sense to emphasize mortgage securities, but we also see some new opportunities in the corporate sector. After the terrorist attacks on September 11, 2001, market unrest and uncertainty caused corporate bond spreads in many sectors to widen to where they were early in 2001.

 Average Annual Total Return


  8/31/01   Load* No-Load
 ------------------------
  1 Year    6.72% 10.01%
 ------------------------
  5 Year    6.34%  6.99%
 ------------------------
  10 Year   6.17%  6.49%

We took advantage of the corresponding price declines--and purchased some higher-grade, longer-term corporate bonds that we believe have attractive potential.

Although the economy may remain weak for the next several months, we think there are some positive signs that point to a rebound in 2002. The Fed has demonstrated its willingness to cut rates as much as necessary to get the economy moving again. Furthermore, Congress is working on a stimulus package that may include more government spending and tax cuts. Oil and other commodity prices are off, and inflation remains in check. Furthermore, central banks throughout the world have cut interest rates. All of these factors may set the stage for an improving economy in 2002.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

              Intermediate     Intermediate     Lehman Brothers Inter.
               Bond Fund        Bond Fund          Govt./Credit Bond
               (No Load)         (Load)*                 Index

        8/91     10000             9703                 10000
        8/92     11239            10905                 11312
        8/93     12254            11889                 12350
        8/94     12114            11754                 12306
        8/95     12939            12555                 13470
        8/96     13381            12984                 14068
        8/97     14502            14071                 15255
        8/98     15780            15311                 16623
        8/99     16053            15576                 16989
        8/00     17049            16543                 18050
     8/31/01     18756            18198                 20270

                    * Reflects 3.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.


/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------

Bonds in the short- and intermediate-term maturity ranges were the leading performers, due to a significant decline in short-term interest rates. In its quest to keep the slowing economy from slipping into a recession, the Fed cut interest rates seven times within the first eight months of 2001, and the bond market responded enthusiastically.

As of August 31, 2001, the American Performance Bond Fund posted a total return of 11.79% (without sales charge). The Funds benchmark, the Salomon Brothers Broad (Investment Grade) Bond Index, produced a return of 12.44%.

The Fund's underperformance relative to the index primarily was due to a lower corporate bond weighting in the Fund. Corporate bonds were the leading performers among all bond market sectors during the year, despite a declining stock market and disappointing corporate earnings. Corporate bonds suffered one of their worst calendar years in 2000 and wide spreads--meaning that their yields were higher than comparable maturity Treasuries--and low prices plagued the sector in early 2001. However, encouraged by the Fed's surprise rate cut in early January and its subsequent easing moves, investors showed renewed optimism toward the economy and corporate earnings. This brought investors back to the corporate bond market, and performance improved.

We continued our practice of investing for yield, and we attempted to enhance the Fund's yield by investing significantly in high-quality mortgage-backed securities. Given the aggressive nature of the Fed, we anticipated economic growth would pick up and interest rates would increase toward the end of 2001. As such, we turned to the mortgage market in search of good yields.

We also sought to limit the impact of mortgage prepayments while maintaining the Fund's overall high-quality rating. We accomplished this by investing in Treasuries and high-grade agency securities. Even as it became evident that corporate bonds were rallying, we generally avoided them because they were becoming increasingly expensive.

The portfolio ended the period with approximately 47% of the Fund's net assets in mortgage-backed securities, 16% in corporate bonds, 29% in Treasury and agency securities, and the remainder in municipal bonds and cash equivalents. The Fund's effective maturity was 7.48 years and the average credit quality remained high, ending the year at AAA./1/

What is ahead for the market?

We think it still makes sense to emphasize mortgage securities, but we also see some new opportunities in the corporate sector. After the terrorist attacks on September 11, 2001, market unrest and uncertainty caused corporate bond spreads in many sectors to widen to where they were early in 2001. We took advantage of the corresponding price declines and purchased some higher-grade, longer-term corporate bonds that we believe have attractive potential.

 Average Annual Total Return

  8/31/01   Load* No-Load
 ------------------------
  1 Year    7.34% 11.79%
 ------------------------
  5 Year    6.95%  7.82%
 ------------------------
  10 Year   6.75%  7.19%

Although the economy may remain weak for the next several months, we think there are some positive signs that point to a rebound in 2002. The Fed has demonstrated its willingness to cut rates as much as necessary to get the economy moving again. Furthermore, Congress is working on a stimulus package that may include more government spending and tax cuts. Oil and other commodity prices are off, and inflation remains in check. Furthermore, central banks throughout the world have cut interest rates. All of these factors may set the stage for an improving economy in 2002.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

                                              Salomon Brothers Broad
               Bond Fund        Bond Fund        (Investment Grade)
               (No Load)         (Load)*           Bond Index

        8/91     10000             9600              10000
        8/92     11268            10817              11370
        8/93     12590            12087              12630
        8/94     12349            11855              12447
        8/95     13363            12829              13862
        8/96     13742            13193              14434
        8/97     15120            14516              15877
        8/98     16867            16193              17545
        8/99     16836            16163              17698
        8/00     17911            17195              19021
     8/31/2001   20021            19221              21387

                    * Reflects 4.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------

The period witnessed a major shift in stock market sentiment, as growth stocks--the favored investment throughout the late 1990s--experienced significant and prolonged declines. Value stocks, which investors largely ignored during the growth-stock boom, enjoyed relatively strong performance throughout much of the year. In addition, small-cap stocks moved into the limelight, as investors looked to escape the high valuations and earnings concerns associated with many large-cap stocks.

A low interest rate environment, brought on by the Federal Reserve's seven interest-rate cuts during the period, combined with a slowing economy, helped the bond market generate solid returns. In addition, many investors retreated to the bond market as they waited for stocks to recover.

For the period ended August 31, 2001, the American Performance Balanced Fund posted a total return of -12.12% (without sales charge). The Fund's benchmarks, the S&P 500 Stock Index ("S&P 500") and the Salomon Brothers Broad (Investment Grade) Bond Index, showed total returns of -24.38% and 12.44%, respectively.

Compared to the S&P 500, the Fund's performance benefited from exposure to small-cap stocks which were the best-performing securities in the equity market. In addition, the Fund's bond portfolio helped the Fund outperform the S&P 500. Nevertheless, bonds only comprised approximately 35% of the Fund's net assets during the year, and that weighting was not enough to offset the poor performance of the stock portfolio. As such, the Fund's overall performance lagged that of its bond benchmark.

Our primary strategy for the period was to continue over-weighting stocks. Throughout the year, stocks comprised approximately 65% of the Fund. We believe that maintaining this posture is a prudent long-term strategy that should generate attractive results over time./1/

We started the year slightly over-weighted in growth stocks, but by September 2000, we had equally weighted growth and value and had increased the Fund's small-cap exposure. Over the next few months, we continued to reduce the Fund's growth component in favor of value and small-cap stocks.

In our bond portfolio, we emphasized intermediate-term mortgage-backed securities. We believed that the incremental yield advantages associated with mortgages would allow for better returns than corporate bonds or longer-term securities. Our strategy was effective, as uncertainty about economic direction led to several periods of temporary weakness among corporate bonds.

What is your outlook for the markets?

We expect stocks to remain volatile for the next several months, as the impact of the terrorist attacks on the United States continues to rattle the market and the economy. Nevertheless, we think the market has discounted most of the bad news, and we expect to maintain our over-weight in stocks. We are intrigued by a number of values in the market now, but if there are no signs of a sustainable economic rebound in the months ahead, we may reduce our stock weighting.

 Average Annual Total Return


  8/31/01           Load*  No-Load
 ---------------------------------
  1 Year           -16.52% -12.12%
 ---------------------------------
  5 Year             8.13%   9.24%
 ---------------------------------
  Since Inception    9.39%  10.29%
  (6/1/95)

Our outlook toward the bond market is positive, and we think yields available on securities maturing in 10 to 30 years are very attractive from an inflation-adjusted perspective. We are also waiting for the opportunity to add to our corporate bond holdings. This area has been hit hard recently due to what appears to be a prolonged economic downturn. Nevertheless, we are concerned about the costs associated with the country's war on terrorism and the potential impact on the U.S. budget surplus.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

                                                                      Salomon Brothers          Lipper
                Balanced        Balanced            S&P 500                Broad               Balanced
                  Fund            Fund               Stock           (Investment Grade)         Funds
               (No Load)         (Load)*             Index               Bond Index            Average
      6/1/95     10000             9497              10000                 10000                10000
        8/95     10698            10159              10604                 10165                10333
        8/96     11860            11263              12588                 10584                11465
        8/97     14983            14229              17709                 11643                14308
        8/98     15665            14877              19143                 12866                14824
        8/99     18565            17631              26767                 12979                17766
        8/00     20990            19933              31135                 13948                20054
     8/31/2001   18446            17518              23542                 15683                18048

                    * Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
The market correction that started in early 2000 continued throughout the period, with the overvalued technology and communication sectors taking the brunt of the fall. In addition to the unrealistic expectations placed on many technologies and other growth-related stocks, a dramatic slowdown in economic growth contributed to the woes of the market. Earnings suffered and companies revised their future profit expectations downward. Even an aggressive Federal Reserve, which cut interest rates seven times during the one-year period, could not lift the market out of the doldrums.

In this challenging environment for stocks, the American Performance Equity Fund posted a return of -19.60% (without sales charge) for the period ended August 31, 2001. The Fund's benchmark the S&P 500/BARRA Value Index, posted a return of -8.19% for the year.

Most of the Fund's underperformance relative to the index occurred from September 1, 2000, through January 1, 2001. For the first four months of the fiscal year, the Fund was in a transition phase, as we shifted the Fund's focus from core equity to value. During that period, value stocks significantly outperformed growth stocks, and the Fund trailed its value benchmark significantly. However, since we completed the style shift in January 2001, the Fund's performance is now more in line with that of the index.

The Fund's quantitative management process seeks to identify large-capitalization stocks with favorable valuations and promising growth characteristics. To uncover such stocks, our analysis takes into account several factors, including a stock's relative price strength, relative value, earnings momentum, earnings estimate revisions, assets to price, book to price, cash flow to price, and yield. We also evaluate 67 risk characteristics in an effort to limit portfolio volatility.

Our quantitative efforts resulted in a broadly diversified portfolio with exposure to a number of industries and sectors. The largest component of the portfolio was finance, with 29% of the Fund's net assets, followed by energy at 18% and consumer discretionary at 16%. The best-performing sector in the Fund was consumer discretionary, which was up approximately 7% for the year. The only other sector offering a positive return was materials, which was up approximately 6%./1/

The Fund held 100 stocks as of August 31, 2001, and the top five, in terms of portfolio representation, included Exxon Mobil at 5% of the Fund's net assets; CitiGroup, 4%; American International Group, 4%; AOL Time Warner, 3%; and Verizon Communications, 3%./1/

 Average Annual Total Return


  8/31/01    Load*  No-Load
 --------------------------
  1 Year    -23.62% -19.60%
 --------------------------
  5 Year      9.83%  10.96%
 --------------------------
  10 Year    10.13%  10.69%


What is the future of the market?

Before September 11, 2001, there was considerable debate whether the already-weak U.S. economy would slip into recession or narrowly escape one. However, after the horrific events of September 11, everything changed, including the outlook for the U.S. economy. We believe the economy will fall into recession, but we also think the recession will end sooner than it otherwise would, primarily due to the Fed's aggressive easing policy. We expect this lower rate environment to lift the economy and the stock market. Nevertheless, we believe it may take several months for the market to settle down and get on the road to recovery.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

              Equity Fund   Equity Fund     S&P 500        S&P 500/BARRA
               (No Load)      (Load)*     Stock Index       Value Index

        8/91     10000          9499        10000             10000
        8/92      9603          9122        10841             10795
        8/93     11055         10501        13432             12429
        8/94     11570         10990        13992             13106
        8/95     13854         13160        16658             15918
        8/96     16421         15598        19611             18896
        8/97     23027         21873        26894             26582
        8/98     23209         22046        26789             28736
        8/99     29689         28201        35926             40180
        8/00     34352         32630        39275             46737
     8/31/2001   27620         26236        36061             35339

                    * Reflects 5.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index, which are unmanaged indices. The S&P 500 Stock Index consist of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Growth stocks, particularly in the technology and communication-related sectors, continued their steep decline during the one-year period ended August 31, 2001. A market that in the late 1990s had set lofty expectations for many of its high-flying growth issues came to realize that expectations and valuations were way too high and sent stock prices plummeting. At the same time, a dramatic slowdown in economic growth contributed to the woes of the market. Earnings suffered, and companies revised their future profit expectations downward. Even an aggressive Fed, which cut interest rates seven times during the first eight months of 2001, could not lift the market out of the doldrums.

In a fiscal year that was not kind to growth stocks, the American Performance Growth Equity Fund posted a total return of -38.04% (without sales charge) for the period ended August 31, 2001. The Fund's benchmark the S&P 500/BARRA Growth Index, posted a total return of -37.80% for the year.

For funds that practice growth-style loyalty, such as the American Performance Growth Equity Fund, there simply was no place to hide. All the traditional growth sectors--technology, health care and consumer-related--suffered during the year. Nevertheless, we believe that staying true to our investment style remains a strong point for the Fund. It may subject the Fund to periodic downturns, but we think the long-term, growth potential benefits far outweigh the short-term drawbacks.

The Fund attempts to identify large-capitalization stocks with above-average growth potential by employing a quantitative investment approach. To do this, we rank individual stocks according to their relative price strength, relative value, earnings momentum, earnings estimate revisions, return on equity, past growth, earnings and sales per share and future earnings growth. We also analyze dozens of different risk factors to help limit overall portfolio risk. The result is a portfolio that replicates the risk characteristics and industry weightings of the broad-based large-cap growth market.

The health care sector represented the Fund's largest weighting, at 28% of the Fund's equity holdings, followed by information technology, at 25%, and consumer staples, at 13%. Some of the worst performing sectors were: information technology, down 59%; industrials, down 24%; and financials, down 7% for the period ended August 31, 2001.

On the bright side, the Fund's best-performing sector was energy, which is somewhat unusual for a growth fund. Few energy stocks qualify as growth issues, and although we owned only two energy stocks, together they generated a return of 49.0% for the sector./1/

 Average Annual Total Return

  8/31/01           Load*  No-Load
 ---------------------------------
  1 Year           -41.13% -38.04%
 ---------------------------------
  Since Inception    3.38%   4.78%
  (11/3/97)

What is your outlook for the market?

Before September 11, 2001, there was considerable debate whether the already-weak U.S. economy would slip into recession or narrowly escape one. However, after the horrific events of September 11, everything changed, including the outlook for the U.S. economy. We believe the economy will fall into recession, but we also think the recession will end sooner than it otherwise would, primarily due to the Fed's aggressive easing policy. We expect this lower rate environment to lift the economy and the stock market. Nevertheless, we believe it may take several months for the market to settle down and get on the road to recovery.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

                Growth        Growth
              Equity Fund   Equity Fund     S&P 500       S&P 500/BARRA
               (No Load)      (Load)*     Stock Index      Growth Index

     11/3/97     10000          9500        10000             10000
        8/98     11269         10702        10603             11419
        8/99     16023         15217        14826             16531
        8/00     19300         18328        17245             20176
     8/31/2001   11959         11357        13039             12549

                    * Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 500/BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
One of the few bright spots in the market during the past year was the small-cap sector. Although performance was not stellar, it was significantly better than the double-digit losses posted by many of the larger, broad-based markets. As economies throughout the world showed signs of weakness, investors avoided larger companies that have exposure to international markets. Instead, they focused on smaller, U.S. companies. Furthermore, investors looked for stocks that offered reasonable valuations and realistic earnings expectations, and they found those characteristics in the small-cap sector. Nevertheless, as the year wore on, small-cap stocks could not completely escape the country's economic malaise. Throughout the market earnings suffered, and companies revised their future profit expectations downward. Investors looked to the Fed, which cut interest rates seven times in the first eight months of 2001, to help the ailing economy and stock market.

The American Performance Small Cap Equity Fund posted a total return of -2.69% (without sales charge) for the period ended August 31, 2001. The Fund's benchmark, the S&P SmallCap 600 Index, showed a return of 0.53% for the period. The difference in the Fund's performance versus the index's performance was due to our stock selection in a variety of industries.

The Fund attempts to identify small, undervalued companies with above-average growth potential by employing a quantitative investment approach. From the universe of stocks in the S&P SmallCap 600 Index, we rank purchase candidates according to several characteristics, including relative price strength, earnings estimates, price-to-book ratio, and more. We also evaluate dozens of different risk characteristics. The process seeks to identify the most promising candidates within each economic sector, while maintaining relatively neutral sector weightings compared to the index.

Our strategy resulted in a broadly diversified portfolio of approximately 100 stocks. The consumer discretionary sector was the Funds largest, at 20% of the Fund's net assets, followed by industrials, at 19%, and health care, at 16%. The Fund's consumer staples holdings offered the best relative performance, offering a return of 52.9%. The Fund also enjoyed strong relative performance from the consumer discretionary sector, up 22.7%, and the industrials sector, up 22.4%./1/

On the other hand, several poorly performing sectors, such as energy, down 26.4%, financials, down 17.2%, and utilities, down 10.7% offset this strong performance./1/

What is your view for the market?

Before September 11, 2001, there was considerable debate whether the already-

 Average Annual Total Return


  8/31/01          Load*  No-Load
 --------------------------------
  1 Year           -7.55% -2.69%
 --------------------------------
  Since Inception   6.65%  8.85%
  (2/17/99)

weak U.S. economy would slip into recession or narrowly escape one. However, after the horrific events of September 11, everything changed, including the outlook for the U.S. economy. We believe the economy will fall into recession, but we also think the recession will end sooner than it otherwise would, primarily due to the Fed's aggressive easing policy. We expect this lower rate environment to lift the economy and the stock market. However, we believe it may take several months for the market to settle down and get on the road to recovery.

                                    [CHART]

                         VALUE OF A $10,000 INVESTMENT

               Small Cap        Small Cap            S & P
                Equity           Equity             SmallCap
                 Fund             Fund                600
               (No Load)         (Load)*             Index

     2/17/99     10000             9500              10000
        8/99     10477             9949              11077.68
        8/00     12740            12099              14200.52
     8/31/2001   12398            11774              14275.14

                    * Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 13

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 20

                       Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 64

                              Financial Highlights
                                    Page 70

                         Independent Auditors' Report

The Shareholders and Board of Trustees of the American Performance Funds:

We have audited the accompanying statements of assets and liabilities of the American Performance Funds comprised of the U.S. Treasury Fund, Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund, and Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds as of August 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
October 17, 2001

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2001

                                                           U.S.         Cash
                                                         Treasury    Management
                                                           Fund         Fund
                                                       ------------ ------------
ASSETS:
 Investments, at cost................................  $274,318,132 $612,434,852
 Repurchase agreements, at cost......................   354,026,889  139,029,048
                                                       ------------ ------------
   Total Investments.................................   628,345,021  751,463,900
 Interest receivable.................................        35,867    1,973,654
 Prepaid expenses and other assets...................        20,560       20,212
                                                       ------------ ------------
   Total Assets......................................   628,401,448  753,457,766
                                                       ------------ ------------
LIABILITIES:
 Dividends payable...................................     1,683,762    2,036,708
 Payable for investments purchased...................            --   20,000,000
 Accrued expenses and other payables:
  Investment advisory fees...........................       228,126      180,200
  Administration fees................................        13,686       13,052
  Custodian fees.....................................        17,109       18,641
  Fund accounting fees...............................         1,328        1,712
  Transfer agent fees................................         2,219        2,789
  Other liabilities..................................        51,711       53,090
                                                       ------------ ------------
   Total Liabilities.................................     1,997,941   22,306,192
                                                       ------------ ------------
COMPOSITION OF NET ASSETS:
 Capital.............................................   626,333,847  731,102,335
 Accumulated net investment income...................        69,660       49,239
                                                       ------------ ------------
   Net Assets........................................  $626,403,507 $731,151,574
                                                       ============ ============
 Shares of beneficial interest issued and
  outstanding........................................   626,333,847  731,102,335
                                                       ============ ============
 Net asset value, offering, and redemption price per
  share:
  ($0.00001 par value per share, unlimited number of
   shares authorized)................................  $       1.00 $       1.00
                                                       ============ ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2001

                             Intermediate
                               Tax-Free    Short-Term   Intermediate
                              Bond Fund    Income Fund   Bond Fund     Bond Fund
                             ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value
  (Cost $27,135,958;
  $71,457,027; $91,145,150;
  and $63,211,251,
  respectively)............  $28,393,039   $72,740,898  $92,984,689   $65,002,795
 Investment in affiliates..           --     2,457,285    3,572,284       114,877
                             -----------   -----------  -----------   -----------
   Total Investments.......   28,393,039    75,198,183   96,556,973    65,117,672
 Cash......................           --         1,119           39            --
 Interest and dividends
  receivable...............      342,979       610,379      879,040       684,635
 Prepaid expenses and other
  assets...................        2,009         3,645        4,156         3,480
                             -----------   -----------  -----------   -----------
   Total Assets............   28,738,027    75,813,326   97,440,208    65,805,787
                             -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable.........      102,541       329,553      423,556       297,760
 Payable for investments
  purchased................           --            --       43,421            --
 Accrued expenses and other
  payables:
  Investment advisory
   fees....................        8,416            --       28,597        19,447
  Administration fees......          626         1,651        2,126         1,442
  Distribution fees........           --        11,010       20,427        13,891
  Custodian fees...........          721         1,943        2,451         1,667
  Fund accounting fees.....           66           247           17            69
  Transfer agent fees......          896           399          817           376
  Other liabilities........        6,643        10,987       10,822         9,194
                             -----------   -----------  -----------   -----------
   Total Liabilities.......      119,909       355,790      532,234       343,846
                             -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital...................   27,279,429    74,191,541   95,501,132    63,702,460
 Accumulated (distributions
  in excess of) net
  investment income........       15,281        32,284       42,420        (7,893)
 Accumulated net realized
  gains (losses) on
  investment transactions..       66,327       (50,160)    (475,117)      (24,170)
 Net unrealized
  appreciation on
  investment transactions..    1,257,081     1,283,871    1,839,539     1,791,544
                             -----------   -----------  -----------   -----------
   Net Assets..............  $28,618,118   $75,457,536  $96,907,974   $65,461,941
                             ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding..............    2,608,524     7,365,536    9,254,733     6,772,003
                             ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
   share, unlimited number
   of shares authorized)...  $     10.97   $     10.24  $     10.47   $      9.67
                             ===========   ===========  ===========   ===========
 Maximum Sales Charge......         3.00%         2.00%        3.00%         4.00%
                             ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%--Maximum
  Sales Charge) of net
  asset value adjusted to
  the nearest cent) per
  share....................  $     11.31   $     10.45  $     10.79   $     10.07
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2001

                                                          Growth     Small Cap
                             Balanced       Equity        Equity       Equity
                               Fund          Fund          Fund         Fund
                            -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value
  (Cost $55,558,252;
  $110,858,903;
  $69,284,764; and
  $6,314,281,
  respectively)...........  $58,489,099  $105,623,366  $ 87,685,421  $7,360,178
 Investment in
  affiliates..............    1,540,567     3,876,491     1,725,500      96,576
                            -----------  ------------  ------------  ----------
   Total Investments......   60,029,666   109,499,857    89,410,921   7,456,754
 Interest and dividends
  receivable..............      248,550       273,112        96,319       3,841
 Deferred organization
  costs...................           --            --         9,083          --
 Prepaid expenses and
  other assets............        3,344         7,091         7,054       1,369
                            -----------  ------------  ------------  ----------
   Total Assets...........   60,281,560   109,780,060    89,523,377   7,461,964
                            -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for capital
  shares redeemed.........           --            --           129          --
 Accrued expenses and
  other payables:
  Investment advisory
   fees...................       21,354        48,018        40,231       1,273
  Administration fees.....        1,334         2,438         2,015         165
  Distribution fees.......           --        24,009        20,115          --
  Custodian fees..........        1,525         2,881         2,414         191
  Fund accounting fees....           --           263           329          --
  Transfer agent fees.....          385         2,414         2,739          92
  Other liabilities.......        7,550        14,948        16,884       5,770
                            -----------  ------------  ------------  ----------
   Total Liabilities......       32,148        94,971        84,856       7,491
                            -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital..................   60,977,352    99,324,883    92,873,222   6,222,470
 Accumulated
  (distributions in excess
  of) net investment
  income..................      277,986       214,283           (20)      1,676
 Accumulated net realized
  gains (losses) on
  investment
  transactions............   (3,936,773)   15,381,460   (21,835,338)    184,430
 Net unrealized
  appreciation
  (depreciation) on
  investment
  transactions............    2,930,847    (5,235,537)   18,400,657   1,045,897
                            -----------  ------------  ------------  ----------
   Net Assets.............  $60,249,412  $109,685,089  $ 89,438,521  $7,454,473
                            ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding.............    5,073,260    10,171,403     8,987,823     615,562
                            ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
   share, unlimited number
   of shares authorized)..  $     11.88  $      10.78  $       9.95  $    12.11
                            ===========  ============  ============  ==========
 Maximum Sales Charge.....         5.00%         5.00%         5.00%       5.00%
                            ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%--Maximum
  Sales Charge) of net
  asset value adjusted to
  the nearest cent) per
  share...................  $     12.51  $      11.35  $      10.47  $    12.75
                            ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2001

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $32,721,998  $37,892,624
                                                       -----------  -----------
   Total Income......................................   32,721,998   37,892,624
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................    2,509,843    2,833,083
 Administration fees.................................    1,254,933    1,416,554
 Distribution fees...................................    1,568,649    1,770,674
 Fund accounting fees................................      121,626      135,540
 Transfer agent fees.................................      130,372      149,355
 Custodian fees......................................      188,234      212,477
 Trustee fees........................................       16,117       17,459
 Other expenses......................................      196,312      136,910
                                                       -----------  -----------
   Total expenses before fee reductions..............    5,986,086    6,672,052
 Expenses voluntarily reduced by Investment Advisor..           --     (779,099)
 Expenses voluntarily reduced by Administrator.......           --     (283,311)
 Expenses voluntarily reduced by Distributor.........   (1,568,649)  (1,770,674)
                                                       -----------  -----------
   Net Expenses......................................    4,417,437    3,838,968
                                                       -----------  -----------
 Net Investment Income...............................   28,304,561   34,053,656
                                                       -----------  -----------
Realized Gains On Investments:
 Net realized gains on investment transactions.......       19,209       49,884
                                                       -----------  -----------
Change in net assets resulting from operations.......  $28,323,770  $34,103,540
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2001

                                 Intermediate Short-Term
                                   Tax-Free     Income    Intermediate
                                  Bond Fund      Fund      Bond Fund   Bond Fund
                                 ------------ ----------  ------------ ----------
Investment Income:
 Interest income...............   $1,380,155  $4,334,013   $5,873,555  $4,089,532
 Dividend income...............       14,555          --           --          --
 Dividend income from
  affiliates...................           --      62,323      124,425      91,872
                                  ----------  ----------   ----------  ----------
   Total Income................    1,394,710   4,396,336    5,997,980   4,181,404
                                  ----------  ----------   ----------  ----------
Expenses:
 Investment advisory fees......      149,716     375,804      491,698     337,704
 Administration fees...........       54,443     136,657      178,801     122,802
 Distribution fees.............       68,053     170,820      223,499     153,501
 Fund accounting fees..........       16,414      70,584       61,251      39,996
 Transfer agent fees...........       13,175      16,899       22,745      14,885
 Custodian fees................        8,166      20,498       26,819      18,420
 Trustee fees..................          660       1,434        2,265       1,054
 Other expenses................       16,967      22,517       23,949      22,105
                                  ----------  ----------   ----------  ----------
   Total expenses before fee
    reductions.................      327,594     815,213    1,031,027     710,467
 Expenses voluntarily reduced
  by Investment Advisor........      (54,443)   (375,804)    (178,801)   (122,802)
 Expenses voluntarily reduced
  by Distributor...............      (68,053)    (54,663)          --          --
                                  ----------  ----------   ----------  ----------
   Net Expenses................      205,098     384,746      852,226     587,665
                                  ----------  ----------   ----------  ----------
 Net Investment Income.........    1,189,612   4,011,590    5,145,754   3,593,739
                                  ----------  ----------   ----------  ----------
Realized/Unrealized Gains On
 Investments:
 Net realized gains on
  investment transactions......       66,327     147,684      341,287     462,446
 Change in unrealized
  appreciation/depreciation on
  investment transactions......    1,001,342   1,895,909    3,031,501   2,756,574
                                  ----------  ----------   ----------  ----------
 Net realized/unrealized gains
  on investments...............    1,067,669   2,043,593    3,372,788   3,219,020
                                  ----------  ----------   ----------  ----------
Change in net assets resulting
 from operations...............   $2,257,281  $6,055,183   $8,518,542  $6,812,759
                                  ==========  ==========   ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2001

                                                            Growth     Small Cap
                               Balanced       Equity        Equity      Equity
                                 Fund          Fund          Fund        Fund
                              -----------  ------------  ------------  ---------
Investment Income:
 Interest income............  $ 1,376,535  $         --  $         --  $      --
 Dividend income (net of
  foreign withholding tax of
  $717; $6,974; $209; and $0
  respectively).............      486,694     2,097,201       840,490     51,724
 Dividend income from
  affiliates................       92,673       153,740       108,794     10,787
                              -----------  ------------  ------------  ---------
   Total Income.............    1,955,902     2,250,941       949,284     62,511
                              -----------  ------------  ------------  ---------
Expenses:
 Investment advisory fees...      460,763       852,531       825,319     51,486
 Administration fees........      124,531       247,113       239,225     14,924
 Distribution fees..........      155,663       308,888       299,028     18,654
 Fund accounting fees.......       29,956        40,473        37,961      7,198
 Organization fees..........           --            --         7,803         --
 Transfer agent fees........       13,145        30,244        30,274      2,066
 Custodian fees.............       18,679        37,066        35,883      2,238
 Trustee fees...............        1,510         2,265         2,417        176
 Other expenses.............       18,080        23,919        23,211      7,925
                              -----------  ------------  ------------  ---------
   Total expenses before fee
    reductions..............      822,327     1,542,499     1,501,121    104,667
 Expenses voluntarily
  reduced by Investment
  Advisor...................     (199,248)     (234,756)     (227,263)   (36,826)
 Expenses voluntarily
  reduced by Distributor....     (155,663)           --            --    (18,654)
                              -----------  ------------  ------------  ---------
   Net Expenses.............      467,416     1,307,743     1,273,858     49,187
                              -----------  ------------  ------------  ---------
 Net Investment Income
  (Loss)....................    1,488,486       943,198      (324,574)    13,324
                              -----------  ------------  ------------  ---------
Realized/Unrealized Gains
 (Losses) On Investments:
  Net realized gains
   (losses) on investment
   transactions.............   (3,093,845)   16,105,571   (21,056,625)   221,125
  Change in unrealized
   appreciation/depreciation
   on investment
   transactions.............   (6,723,116)  (45,035,346)  (42,119,056)  (458,813)
                              -----------  ------------  ------------  ---------
  Net realized/unrealized
   (losses) on investments..   (9,816,961)  (28,929,775)  (63,175,681)  (237,688)
                              -----------  ------------  ------------  ---------
Change in net assets
 resulting from operations..  $(8,328,475) $(27,986,577) $(63,500,255) $(224,364)
                              ===========  ============  ============  =========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                               U.S. Treasury Fund              Cash Management Fund
                         -------------------------------  --------------------------------
                           Year Ended       Year Ended      Year Ended       Year Ended
                           August 31,       August 31,      August 31,       August 31,
                              2001             2000            2001             2000
                         ---------------  --------------  ---------------  ---------------
From Investment
 Activities:
Operations:
  Net investment
   income............... $    28,304,561  $   24,824,159  $    34,053,656  $    31,143,132
  Net realized gains on
   investment
   transactions.........          19,209          54,542           49,884              279
                         ---------------  --------------  ---------------  ---------------
 Change in net assets
  from operations.......      28,323,770      24,878,701       34,103,540       31,143,411
                         ---------------  --------------  ---------------  ---------------
Distributions to
 Shareholders:
  From net investment
   income...............     (28,304,561)    (24,824,159)     (34,053,656)     (31,143,132)
                         ---------------  --------------  ---------------  ---------------
 Change in net assets
  from shareholder
  distributions.........     (28,304,561)    (24,824,159)     (34,053,656)     (31,143,132)
                         ---------------  --------------  ---------------  ---------------
Capital Transactions:
  Proceeds from shares
   issued...............   1,335,348,977   1,194,515,873    1,733,064,333    1,422,426,833
  Dividends reinvested..         100,497          79,812           23,987           22,215
  Cost of shares
   redeemed.............  (1,317,475,173)   (980,655,214)  (1,649,072,725)  (1,327,243,281)
                         ---------------  --------------  ---------------  ---------------
 Change in net assets
  from capital
  transactions..........      17,974,301     213,940,471       84,015,595       95,205,767
                         ---------------  --------------  ---------------  ---------------
 Change in net assets...      17,993,510     213,995,013       84,065,479       95,206,046
                         ---------------  --------------  ---------------  ---------------
Net Assets:
  Beginning of period...     608,409,997     394,414,984      647,086,095      551,880,049
                         ---------------  --------------  ---------------  ---------------
  End of period......... $   626,403,507  $  608,409,997  $   731,151,574  $   647,086,095
                         ===============  ==============  ===============  ===============
Share Transactions:
  Issued................   1,335,348,977   1,194,515,873    1,733,064,333    1,422,426,833
  Reinvested............         100,497          79,812           23,987           22,215
  Redeemed..............  (1,317,475,173)   (980,655,214)  (1,649,072,725)  (1,327,243,281)
                         ---------------  --------------  ---------------  ---------------
 Change in shares.......      17,974,301     213,940,471       84,015,595       95,205,767
                         ===============  ==============  ===============  ===============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                  Intermediate
                               Tax-Free Bond Fund       Short-Term Income Fund
                             ------------------------  --------------------------
                             Year Ended   Year Ended    Year Ended    Year Ended
                             August 31,   August 31,    August 31,    August 31,
                                2001         2000          2001          2000
                             -----------  -----------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income..... $ 1,189,612  $ 1,269,039  $  4,011,590  $  3,977,733
  Net realized gains
   (losses) on investment
   transactions.............      66,327       20,148       147,684      (129,902)
  Change in unrealized
   appreciation/depreciation
   on investment
   transactions.............   1,001,342      193,770     1,895,909       348,114
                             -----------  -----------  ------------  ------------
 Change in net assets from
  operations................   2,257,281    1,482,957     6,055,183     4,195,945
                             -----------  -----------  ------------  ------------
Distributions to
 Shareholders:
  From net investment
   income...................  (1,189,612)  (1,269,039)   (4,011,590)   (3,977,733)
  From net realized gains...     (14,596)    (165,840)           --            --
                             -----------  -----------  ------------  ------------
 Change in net assets from
  shareholder
  distributions.............  (1,204,208)  (1,434,879)   (4,011,590)   (3,977,733)
                             -----------  -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued...................   3,752,323    3,409,550    31,034,590    13,130,204
  Proceeds from shares
   issued in common trust
   conversion...............          --           --            --       820,862
  Dividends reinvested......     186,701      361,252     1,137,800     1,043,683
  Cost of shares redeemed...  (3,275,936)  (7,270,037)  (20,408,909)  (16,085,836)
                             -----------  -----------  ------------  ------------
 Change in net assets from
  capital transactions......     663,088   (3,499,235)   11,763,481    (1,091,087)
                             -----------  -----------  ------------  ------------
 Change in net assets.......   1,716,161   (3,451,157)   13,807,074      (872,875)
                             -----------  -----------  ------------  ------------
Net Assets:
  Beginning of period.......  26,901,957   30,353,114    61,650,462    62,523,337
                             -----------  -----------  ------------  ------------
  End of period............. $28,618,118  $26,901,957  $ 75,457,536  $ 61,650,462
                             ===========  ===========  ============  ============
Share Transactions:
  Issued....................     348,119      330,377     3,054,192     1,326,486
  Issued in common trust
   conversion...............          --           --            --        83,252
  Reinvested................      17,449       35,069       112,520       105,718
  Redeemed..................    (305,075)    (706,247)   (2,010,844)   (1,629,241)
                             -----------  -----------  ------------  ------------
 Change in shares...........      60,493     (340,801)    1,155,868      (113,785)
                             ===========  ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                             Intermediate Bond Fund           Bond Fund
                             ------------------------  ------------------------
                             Year Ended   Year Ended   Year Ended   Year Ended
                             August 31,   August 31,   August 31,   August 31,
                                2001         2000         2001         2000
                             -----------  -----------  -----------  -----------
From Investment Activities:
Operations:
  Net investment income..... $ 5,145,754  $ 5,092,559  $ 3,593,739  $ 3,692,025
  Net realized gains
   (losses) on investment
   transactions.............     341,287     (195,594)     462,446     (432,180)
  Change in unrealized
   appreciation/depreciation
   on investment
   transactions.............   3,031,501      149,914    2,756,574      306,625
                             -----------  -----------  -----------  -----------
 Change in net assets from
  operations................   8,518,542    5,046,879    6,812,759    3,566,470
                             -----------  -----------  -----------  -----------
Distributions to
 Shareholders:
  From net investment
   income...................  (5,145,769)  (5,092,559)  (3,593,739)  (3,692,025)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  shareholder
  distributions.............  (5,145,769)  (5,092,559)  (3,593,739)  (3,692,025)
                             -----------  -----------  -----------  -----------
Capital Transactions:
  Proceeds from shares
   issued...................  19,871,603   10,367,624   19,758,883    6,665,297
  Dividends reinvested......   1,909,380    1,904,243    1,985,248    2,018,702
  Cost of shares redeemed... (12,463,806) (15,140,455) (15,641,770) (15,139,281)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  capital transactions......   9,317,177   (2,868,588)   6,102,361   (6,455,282)
                             -----------  -----------  -----------  -----------
 Change in net assets.......  12,689,950   (2,914,268)   9,321,381   (6,580,837)
                             -----------  -----------  -----------  -----------
Net Assets:
  Beginning of period.......  84,218,024   87,132,292   56,140,560   62,721,397
                             -----------  -----------  -----------  -----------
  End of period............. $96,907,974  $84,218,024  $65,461,941  $56,140,560
                             ===========  ===========  ===========  ===========
Share Transactions:
  Issued....................   1,919,376    1,032,712    2,088,370      732,129
  Reinvested................     185,476      190,096      210,385      221,830
  Redeemed..................  (1,206,598)  (1,510,355)  (1,647,576)  (1,663,037)
                             -----------  -----------  -----------  -----------
 Change in shares...........     898,254     (287,547)     651,179     (709,078)
                             ===========  ===========  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                   Balanced Fund                Equity Fund
                             --------------------------  --------------------------
                              Year Ended    Year Ended    Year Ended    Year Ended
                              August 31,    August 31,    August 31,    August 31,
                                 2001          2000          2001          2000
                             ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income..... $  1,488,486  $  1,495,279  $    943,198  $    621,386
  Net realized gains
   (losses) on investment
   transactions.............   (3,093,845)     (742,710)   16,105,571    29,154,321
  Change in unrealized
   appreciation/depreciation
   on investment
   transactions.............   (6,723,116)    6,947,067   (45,035,346)   (6,512,772)
                             ------------  ------------  ------------  ------------
 Change in net assets from
  operations................   (8,328,475)    7,699,636   (27,986,577)   23,262,935
                             ------------  ------------  ------------  ------------
Distributions to
 Shareholders:
  From net investment
   income...................   (1,533,198)   (1,434,640)     (892,818)     (550,526)
  From net realized gains...           --    (4,681,118)  (28,798,436)  (28,849,701)
  In excess of net realized
   gains....................           --       (68,227)           --            --
                             ------------  ------------  ------------  ------------
 Change in net assets from
  shareholder
  distributions.............   (1,533,198)   (6,183,985)  (29,691,254)  (29,400,227)
                             ------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued...................    8,934,111    17,730,852    18,500,145    11,705,130
  Proceeds from shares
   issued in common trust
   conversion...............           --            --            --     1,730,723
  Dividends reinvested......    1,531,450     6,179,992    26,212,698    26,554,184
  Cost of shares redeemed...  (10,990,801)  (11,361,222)  (28,513,189)  (66,466,801)
                             ------------  ------------  ------------  ------------
 Change in net assets from
  capital transactions......     (525,240)   12,549,622    16,199,654   (26,476,764)
                             ------------  ------------  ------------  ------------
 Change in net assets.......  (10,386,913)   14,065,273   (41,478,177)  (32,614,056)
                             ------------  ------------  ------------  ------------
Net Assets:
  Beginning of period.......   70,636,325    56,571,052   151,163,266   183,777,322
                             ------------  ------------  ------------  ------------
  End of period............. $ 60,249,412  $ 70,636,325  $109,685,089  $151,163,266
                             ============  ============  ============  ============
Share Transactions:
  Issued....................      719,134     1,320,248     1,433,808       693,817
  Issued in common trust
   conversion...............           --            --            --       102,410
  Reinvested................      122,717       468,218     2,160,323     1,638,278
  Redeemed..................     (865,585)     (846,200)   (2,071,031)   (3,906,114)
                             ------------  ------------  ------------  ------------
 Change in shares...........      (23,734)      942,266     1,523,100    (1,471,609)
                             ============  ============  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                Growth Equity Fund       Small Cap Equity Fund
                             --------------------------  -----------------------
                              Year Ended    Year Ended   Year Ended  Year Ended
                              August 31,    August 31,   August 31,  August 31,
                                 2001          2000         2001        2000
                             ------------  ------------  ----------  -----------
From Investment Activities:
Operations:
  Net investment income
   (loss)................... $   (324,574) $   (378,591) $   13,324  $    22,037
  Net realized gains
   (losses) on investment
   transactions.............  (21,056,625)    3,633,358     221,125       32,712
  Change in unrealized
   appreciation/depreciation
   on investment
   transactions.............  (42,119,056)   25,881,742    (458,813)   1,468,183
                             ------------  ------------  ----------  -----------
 Change in net assets from
  operations................  (63,500,255)   29,136,509    (224,364)   1,522,932
                             ------------  ------------  ----------  -----------
Distributions to
 Shareholders:
  From net investment
   income...................           --            --     (17,265)     (26,572)
  From net realized gains...           --   (18,261,639)    (40,218)     (90,755)
  In excess of net realized
   gains....................   (4,072,461)           --          --           --
                             ------------  ------------  ----------  -----------
 Change in net assets from
  shareholder
  distributions.............   (4,072,461)  (18,261,639)    (57,483)    (117,327)
                             ------------  ------------  ----------  -----------
Capital Transactions:
  Proceeds from shares
   issued...................   20,344,168    44,207,253     349,388      286,179
  Dividends reinvested......    3,901,472    17,606,396      39,838       91,377
  Cost of shares redeemed...  (42,683,508)  (32,615,722)   (694,892)  (1,130,719)
                             ------------  ------------  ----------  -----------
 Change in net assets from
  capital transactions......  (18,437,868)   29,197,927    (305,666)    (753,163)
                             ------------  ------------  ----------  -----------
 Change in net assets.......  (86,010,584)   40,072,797    (587,513)     652,442
                             ------------  ------------  ----------  -----------
Net Assets:
  Beginning of period.......  175,449,105   135,376,308   8,041,986    7,389,544
                             ------------  ------------  ----------  -----------
  End of period............. $ 89,438,521  $175,449,105  $7,454,473  $ 8,041,986
                             ============  ============  ==========  ===========
Share Transactions:
  Issued....................    1,650,900     2,721,551      29,463       25,545
  Reinvested................      304,090     1,118,577       3,479        8,449
  Redeemed..................   (3,554,485)   (2,006,930)    (58,552)     (98,314)
                             ------------  ------------  ----------  -----------
 Change in shares...........   (1,599,495)    1,833,198     (25,610)     (64,320)
                             ============  ============  ==========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

  Principal                        Security
    Amount                       Description                         Value
 ------------ -------------------------------------------------   ------------
 U.S. Treasury Bill (43.8%):
 $275,000,000 3.44%*, 9/27/01..................................   $274,318,132
                                                                  ------------
  Total U.S. Treasury Bill                                         274,318,132
                                                                  ------------
 Repurchase Agreements (56.5%):
  140,000,000 Deutsche Bank, 3.65%, 9/4/01, (Purchased on
               8/31/01, proceeds at maturity $140,056,778,
               collateralized by U.S. Treasury Securities,
               market value $142,800,000)......................    140,000,000
  139,026,889 J.P. Morgan Chase & Co., 3.65%, 9/4/01,
               (Purchased on 8/31/01, proceeds at maturity
               $139,083,272, collateralized by U.S. Treasury
               Securities, market value $141,809,515)..........    139,026,889
   25,000,000 Morgan Stanley Dean Witter, 3.63%, 9/4/01,
               (Purchased on 8/31/01, proceeds at maturity
               $25,010,083, collateralized by U.S. Treasury
               Securities, market value $25,627,740)...........     25,000,000
   25,000,000 SG Cowen, 3.64%, 9/4/01, (Purchased on 8/31/01,
               proceeds at maturity $25,010,111, collateralized
               by U.S. Treasury Securities, market value
               $25,522,824)....................................     25,000,000
   25,000,000 UBS Warburg, 3.64%, 9/4/01, (Purchased on
               8/31/01, proceeds at maturity $25,010,111,
               collateralized by U.S. Treasury Securities,
               market value $25,507,679).......................     25,000,000
                                                                  ------------
  Total Repurchase Agreements                                      354,026,889
                                                                  ------------
  Total Investments (Cost $628,345,021)
   (a)--100.3%                                                     628,345,021
  Liabilities in excess of other assets--(0.3)%                     (1,941,514)
                                                                  ------------
  Net Assets--100.0%                                              $626,403,507
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*Effective yield at purchase.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

  Principal                        Security
   Amount                        Description                          Value
 ----------- ---------------------------------------------------   ------------

 Commercial Paper (27.7%):
 Banking (6.1%):
 $ 2,500,000 Fortis Funding, 3.67%, 9/7/01**....................   $  2,498,471
   5,000,000 Fortis Funding, 3.48%, 9/21/01**...................      4,990,333
   7,500,000 Lloyds TSB Bank, 3.51%, 11/1/01....................      7,455,394
   5,000,000 Mellon Funding Corp., 3.47%, 9/27/01...............      4,987,469
  10,000,000 Rabobank Nederland, 3.48%, 10/2/01.................      9,970,032
   7,500,000 Societe Generale, 3.55%, 10/1/01...................      7,477,813
   7,500,000 UBS Finance, 3.55%, 9/5/01.........................      7,497,042
                                                                   ------------
                                                                     44,876,554
                                                                   ------------
 Beverages (0.7%):
   5,000,000 Coca-Cola Co., 3.46%, 9/28/01......................      4,987,025
                                                                   ------------
 Computers & Peripherals (0.7%):
   5,000,000 IBM Credit Corp., 3.45%, 9/27/01...................      4,987,542
                                                                   ------------
 Consumer Products (1.0%):
   7,500,000 Proctor & Gamble Co., 3.64%, 9/7/01................      7,495,450
                                                                   ------------
 Financial Services (5.4%):
   1,600,000 Abbey National PLC, 3.52%, 9/19/01.................      1,597,184
   5,900,000 Abbey National PLC, 3.42%, 10/31/01................      5,866,370
   7,500,000 Barclays Funding Corp., 3.42%, 10/2/01.............      7,477,590
   7,500,000 Credit Suisse First Boston, Inc., 3.56%,
              9/17/01**.........................................      7,488,133
  10,000,000 General Electric Capital Corp., 3.49%***,
              10/12/01..........................................      9,960,366
   2,000,000 J.P. Morgan Chase & Co., 3.49%, 10/2/01............      1,993,989
   5,250,000 J.P. Morgan Chase & Co., 3.88%, 10/29/01*, MTN.....      5,256,542
                                                                   ------------
                                                                     39,640,174
                                                                   ------------
 Food Products & Services (1.6%):
  10,000,000 Nestle Capital, 3.47%, 9/25/01.....................      9,976,867
   2,000,000 Unilever Capital Corp., 3.97%, 9/7/01*.............      2,000,000
                                                                   ------------
                                                                     11,976,867
                                                                   ------------
 Insurance (4.1%):
   5,000,000 AEGON N.V. Funding, 3.65%, 9/7/01**................      4,996,958
   2,500,000 AEGON N.V. Funding, 3.41%, 10/30/01**..............      2,486,028
  10,000,000 American International Group Funding, 3.66%***,
              9/24/01...........................................      9,976,809

  Principal                        Security
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   ------------

 Commercial Paper, continued:
 Insurance, continued:
 $ 7,500,000 ING America Insurance, 3.39%, 11/27/01..............   $  7,438,556
   5,000,000 Prudential Funding, 3.57%, 9/28/01..................      4,986,613
                                                                    ------------
                                                                      29,884,964
                                                                    ------------
 Oil--Integrated Companies (1.7%):
   7,500,000 Chevron Corp., 3.48%, 9/13/01.......................      7,491,300
   5,000,000 Total Fina Elf SA, 3.51%, 10/2/01**.................      4,984,888
                                                                    ------------
                                                                      12,476,188
                                                                    ------------
 Paper Products (0.3%):
   2,000,000 Kimberly-Clark Corp., 3.65%, 9/13/01**..............      1,997,580
                                                                    ------------
 Pharmaceuticals (4.0%):
     636,000 Abbott Laboratories, 3.50%, 9/10/01**...............        635,444
   6,000,000 Abbott Laboratories, 3.43%, 10/23/01**..............      5,970,273
   3,556,000 Glaxo Wellcome PLC, 3.51%, 9/13/01**................      3,551,839
  10,000,000 Merck & Co., Inc., 3.61%, 9/5/01....................      9,995,989
   5,487,000 Novartis AG Finance, 3.50%, 9/5/01**................      5,484,866
   3,500,000 Novartis AG Finance, 3.50%, 9/6/01**................      3,498,299
                                                                    ------------
                                                                      29,136,710
                                                                    ------------
 Retail--Department Stores (0.7%):
   5,000,000 Wal-Mart Stores, Inc., 3.48%, 9/27/01*..............      4,999,650
                                                                    ------------
 Transportation & Shipping (1.4%):
  10,000,000 United Parcel Service, Inc., 3.43%, 9/18/01.........      9,983,803
                                                                    ------------
  Total Commercial Paper                                             202,442,507
                                                                    ------------
 Corporate Bonds (1.6%):
 Banking (0.8%):
   5,500,000 Citicorp, 4.18%, 11/26/01*, MTN.....................      5,507,330
                                                                    ------------
 Financial Services (0.7%):
   5,000,000 Merrill Lynch & Co., Inc., 3.66%, 9/14/01*..........      5,000,051
                                                                    ------------
 Health Care (0.1%):
   1,000,000 Johnson & Johnson, 7.38%, 6/29/02...................      1,030,782
                                                                    ------------
  Total Corporate Bonds                                               11,538,163
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Principal                        Security
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   ------------

 U.S. Government Agencies (50.4%):
 Fannie Mae (9.6%):
 $15,000,000 3.82%***, 9/6/01....................................   $ 14,992,273
   1,500,000 6.64%, 9/18/01......................................      1,501,626
   7,000,000 6.63%, 1/15/02......................................      7,064,978
  12,400,000 6.38%, 1/16/02......................................     12,510,045
     985,000 7.50%, 2/11/02......................................      1,002,098
   3,240,000 5.38%, 3/15/02......................................      3,262,336
  10,000,000 4.03%, 6/28/02......................................     10,000,000
  10,000,000 3.73%, 9/5/01*......................................     10,000,000
  10,000,000 3.44%, 9/26/01*.....................................      9,999,101
                                                                    ------------
                                                                      70,332,457
                                                                    ------------
 Federal Farm Credit Bank (4.1%):
  30,000,000 3.52%, 11/1/01......................................     30,000,000
                                                                    ------------
 Federal Home Loan Bank (9.2%):
   3,350,000 5.88%, 9/17/01......................................      3,352,324
   5,000,000 6.50%, 9/19/01......................................      4,999,906
  15,000,000 4.47%***, 9/26/01...................................     14,954,479
  10,000,000 3.68%***, 10/3/01...................................      9,967,822
   1,880,000 6.17%, 1/14/02......................................      1,898,079
   1,695,000 6.75%, 2/15/02......................................      1,719,610
  10,000,000 6.88%, 7/18/02......................................     10,273,926
  10,000,000 3.63%, 9/11/02......................................     10,000,000
  10,000,000 3.65%***, 9/18/02...................................     10,000,000
                                                                    ------------
                                                                      67,166,146
                                                                    ------------
 Freddie Mac (14.0%):
  40,000,000 3.77%***, 9/5/01....................................     39,984,223
  30,000,000 3.64%***, 9/11/01...................................     29,969,833
  10,000,000 6.63%, 12/28/01.....................................     10,076,033
  22,500,000 3.63%, 8/28/02......................................     22,500,000
                                                                    ------------
                                                                     102,530,089
                                                                    ------------

  Principal                       Security
   Amount                       Description                          Value
 ----------- -------------------------------------------------   -------------

 U.S. Government Agencies, continued:
 Student Loan Marketing Assoc. (13.5%):
 $ 9,000,000 3.86%, 9/5/01*, MTN..............................   $   9,000,081
  15,000,000 3.83%, 9/5/01*...................................      14,999,726
  10,000,000 3.85%, 9/5/01*, MTN..............................      10,000,000
  40,000,000 3.83%, 9/4/01*, MTN..............................      40,000,000
   9,500,000 4.08%, 7/25/02...................................       9,500,000
  15,000,000 4.12%, 7/25/02...................................      15,000,000
                                                                 -------------
                                                                    98,499,807
                                                                 -------------
  Total U.S. Government Agencies                                   368,528,499
                                                                 -------------
 U.S. Treasury Bill (4.1%):
  30,000,000 3.44%***, 9/27/01................................      29,925,683
                                                                 -------------
  Total U.S. Treasury Bill                                          29,925,683
                                                                 -------------
 Repurchase Agreements (19.0%):
  60,000,000 Deutsche Bank, 3.69%, 9/4/01, (Purchased on
              8/31/01, proceeds at maturity $60,024,600,
              collateralized by Fannie Mae, market value
              $61,200,393) ...................................      60,000,000
  79,029,048 J.P. Morgan Chase & Co., 3.68%, 9/4/01,
              (Purchased on 8/31/01, proceeds at maturity
              $79,061,362, collateralized by FHLB Securities,
              market value $80,614,461) ......................      79,029,048
                                                                 -------------
  Total Repurchase Agreements                                      139,029,048
                                                                 -------------
  Total Investments (Cost $751,463,900)
   (a)--102.8%                                                     751,463,900
  Liabilities in excess of other assets--(2.8)%                    (20,312,326)
                                                                 -------------
  Net Assets--100.0%                                             $ 731,151,574
                                                                 =============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2001. The date presented reflects the next rate change date.
** Illiquid security. Represents a restricted security, purchased under Rule
   144A or Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.
*** Effective yield at purchase.
FHLB--Federal Home Loan Bank
MTN--Medium Term Note
PLC--Public Limited Company
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Alternative Minimum Tax Paper (3.1%):
 Illinois (1.3%):
 $350,000  Chicago O'Hare International Airport, Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................   $   364,426
                                                                    -----------
 Texas (1.8%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       258,298
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       261,643
                                                                    -----------
                                                                        519,941
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   884,367
                                                                    -----------
 Municipal Bonds (94.2%):
 Alabama (1.8%):
  500,000  Montgomery Educational Building Facilities Authority
            Revenue, Faulkner University Project, 4.95%, 10/1/14,
            Callable 10/1/08 @ 102*, Insured by: MBIA............       521,105
                                                                    -----------
 Alaska (1.9%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       555,035
                                                                    -----------
 Arizona (1.8%):
  500,000  Arizona State University, Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       517,210
                                                                    -----------
 California (1.9%):
  500,000  Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       550,450
                                                                    -----------
 Florida (1.8%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       510,330
                                                                    -----------
 Hawaii (1.9%):
  500,000  Hawaii State Refunding, GO, 5.13%, 2/1/07, Insured by:
            FGIC--TCRS...........................................       536,950
                                                                    -----------
 Illinois (12.6%):
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102, Insured by: FGIC..............       525,415
  400,000  Chicago Park District Refunding, GO, Series A, 5.25%,
            11/15/12, Callable 11/15/08 @ 100*, Insured by:
            MBIA.................................................       424,324
  250,000  Chicago Project & Referendum, GO, Series B, 5.13%,
            1/1/13, Callable 1/1/06 @ 102*, Insured by: FGIC.....       259,908
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       521,585
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       554,790
  250,000  Illinois Health Facilities Authority Revenue, Edward
            Hospital Obligated Group--A, 5.50%, 2/15/15, Callable
            2/15/11 @ 101*, Insured by: FSA .....................       268,505
  500,000  Illinois Health Facilities Authority Revenue,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101* .....................................       506,475
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       525,795
                                                                    -----------
                                                                      3,586,797
                                                                    -----------
 Indiana (5.7%):
  500,000  Blackford County School Building Revenue, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC, State Aid Withholding.............       510,955

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Indiana, continued:
 $600,000  Indiana State Office Building Revenue, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC................................................   $   610,782
  500,000  South Bend Water Works Revenue, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA..............       509,640
                                                                    -----------
                                                                      1,631,377
                                                                    -----------
 Louisiana (1.9%):
  500,000  Lousiana Public Facilities Authority, Lousiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC....................................       531,400
                                                                    -----------
 Michigan (5.5%):
  550,000  Detroit Sewer Disposal Revenue, Series A, 5.25%,
            7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA.....       569,173
  600,000  Michigan State Building Authority Revenue, Series I,
            4.75%, 10/15/15, Callable 10/15/09 @ 100*............       607,638
  400,000  Novi Michigan Special Assessment, 4.75%, 10/1/14,
            Callable 10/1/08 @ 100*, Insured by: AMBAC...........       406,964
                                                                    -----------
                                                                      1,583,775
                                                                    -----------
 Minnesota (0.7%):
  200,000  Southern Minnesota Municipal Power Agency, Power
            Supply System Revenue, Series B, 5.00%, 1/1/10,
            Callable 1/1/04 @ 102*, Insured by: AMBAC............       207,712
                                                                    -----------
 Nevada (4.6%):
  250,000  Clark County, Series A, GO, 6.00%, 7/1/06, Callable
            7/1/03 @ 101*........................................       265,730
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax
            Increment Revenue Refunding, 5.40%, 6/1/07, Callable
            6/1/05 @ 101*, Insured by: FSA.......................       532,750
  500,000  Reno Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA.....................................       522,230
                                                                    -----------
                                                                      1,320,710
                                                                    -----------
 New York (0.4%):
  100,000  Suffolk County Water Authority Revenue, Series A,
            5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured by:
            AMBAC................................................       104,365
                                                                    -----------
 Ohio (3.6%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%,
            2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC..       516,965
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA............       526,945
                                                                    -----------
                                                                      1,043,910
                                                                    -----------
 Oklahoma (15.0%):
  600,000  Edmond, Oklahoma Public Works Authority, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA.....................................       613,896
  400,000  Grand River Dam Authority Revenue, 5.90%, 11/1/08,
            Callable 11/2/01 @ 101*, ETM.........................       434,692
  500,000  Oklahoma City Water Utilities Revenue, Series A,
            5.00%, 7/1/16, Callable 7/1/09 @ 100*................       509,705
  500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
            100*.................................................       519,980
  500,000  Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25, Callable
            5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
            Collateral...........................................       530,640
  500,000  Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04........       531,845
  540,000  Tulsa Public Facilities Authority, Capital
            Improvement, Series 1988-B, 5.70%, 3/1/05, Callable
            3/1/03 @ 102*........................................       565,596

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Oklahoma, continued:
 $500,000  Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC....................................   $   548,150
                                                                    -----------
                                                                      4,254,504
                                                                    -----------
 Pennsylvania (4.9%):
  350,000  Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA,
            State Aid Withholding................................       363,619
  500,000  Harrisburg Recovery Facilities Revenue, Series A,
            5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by:
            FSA..................................................       525,915
  500,000  Lackawanna County, GO, Series A, 4.80%, 1/1/13,
            Callable 1/1/09 @ 100*, Insured by: FGIC.............       514,095
                                                                    -----------
                                                                      1,403,629
                                                                    -----------
 South Dakota (2.6%):
  700,000  South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*...............................       753,521
                                                                    -----------
 Texas (12.1%):
  250,000  Brownsville Utilities System, Revenue Refunding,
            6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA.................................................       258,630
  500,000  Houston Refunding & Public Improvement, GO, Series A,
            4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by:
            MBIA.................................................       496,750
  400,000  Houston Water & Sewer System, Revenue Refunding,
            Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*....       424,020
  500,000  Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*.....................       506,915
  550,000  Pflugerville, GO, 4.75%, 8/1/20, Callable 8/1/13 @
            100*, Insured by: FGIC...............................       534,595
  350,000  Port Arthur Naval District Refunding, GO, 4.88%,
            3/1/17, Callable 3/1/08 @ 100*, Insured by: AMBAC....       350,098
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC....       502,730
  400,000  Tomball Independent School District, GO, 4.75%,
            2/15/16, Callable 2/15/09 @ 100*.....................       400,488
                                                                    -----------
                                                                      3,474,226
                                                                    -----------
 Washington (11.7%):
  400,000  Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC................................................       412,304
  300,000  Seattle Drain & Wastewater, Revenue Refunding &
            Improvement, 5.00%, 11/1/17, Callable 11/1/11 @100*,
            Insured by: FGIC.....................................       304,521
  500,000  Seattle Municipality Sewer Revenue, Series X, 5.50%,
            1/1/16, Callable 1/1/03 @ 102*, Insured by: FGIC.....       514,035
  500,000  Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by:
            MBIA.................................................       522,835
  350,000  Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured
            by: AMBAC............................................       374,297
  550,000  Washington State Higher Education Facilities
            Authority, Revenue Refunding, Gonzaga University
            Project, 4.75%, 4/1/22, Callable 4/1/08 @ 100*.......       529,689
  750,000  Washington State Public Improvement, GO, Series A,
            4.50%, 7/1/23, Callable 7/1/08 @ 100*................       692,032
                                                                    -----------
                                                                      3,349,713
                                                                    -----------
 West Virginia (1.8%):
  500,000  Pleasants County Pollution Control Revenue, 4.70%,
            11/1/07..............................................       520,320
                                                                    -----------
  Total Municipal Bonds                                              26,957,039
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------
 Investment Companies (1.9%):
  551,633  SEI Institutional Tax Free Fund........................   $   551,633
                                                                     -----------
  Total Investment Companies                                             551,633
                                                                     -----------
  Total Investments (Cost $27,135,958)(a)--99.2%                      28,393,039
  Other assets in excess of liabilities--0.8%                            225,079
                                                                     -----------
  Net Assets--100.0%                                                 $28,618,118
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,257,081
      Unrealized depreciation...........         --
                                         ----------
      Net unrealized appreciation....... $1,257,081
                                         ==========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GO--General Obligation Bond
MBIA--Municipal Bond Insurance Association
TCRS--Transferable Custodial Receipts
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Asset Backed Securities (0.2%):
 $    2,317 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13.......................................   $    2,313
     16,800 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09.......................................       16,838
     36,628 Countrywide Asset Backed Certificates, Series 1997-1,
             Class A4, 6.95%, 5/25/21.............................       37,028
      5,332 First Plus Home Loan Trust, Series 1997-2, Class A7,
             7.54%, 4/10/23.......................................        5,365
    105,119 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26...................................      107,467
     14,396 The Money Store Home Equity Trust, Series 1992-B,
             Class A, 6.90%, 7/15/07..............................       14,366
                                                                     ----------
  Total Asset Backed Securities                                         183,377
                                                                     ----------
 Collateralized Mortgage Obligations (66.4%):
  1,669,440 BA Mortgage Securities, Inc., Series 1998-4, Class
             2A3, 6.50%, 8/25/13..................................    1,684,298
    152,802 Bank of America Mortgage Securities, Series 2000-3,
             Class A5, 7.75%, 6/25/30.............................      154,589
      7,197 Bear Stearns Mortgage Securities, Inc., Series 1993-4,
             Class A10, 7.10%, 4/25/24............................        7,185
    552,683 Bear Stearns Mortgage Securities, Inc., Series 1993-
             10, Class A9, 7.20%, 7/25/24.........................      564,654
     50,265 Chase Mortgage Finance Corp., Series 1992-K, Class A5,
             7.50%, 10/25/24......................................       50,079
     51,607 Chase Mortgage Finance Corp., Series 1993-N, Class A5,
             6.75%, 11/25/24......................................       51,881
    500,000 Chase Mortgage Finance Corp., Series 1999-S5, Class
             A7, 6.50%, 5/25/29...................................      507,025
    161,368 CMC Securities Corp. III, Series
             1998-1, Class 2A, 6.50%, 4/25/13.....................      163,761
     24,890 CMC Securities Corp. IV, Series
             1994-H1, Class 30A3, 8.25%, 10/25/24.................       25,002
     65,830 Countrywide Funding Corp., Series 1994-13, Class A8,
             6.50%, 6/25/09.......................................       66,474
    468,000 Countrywide Funding Corp., Series 1994-9, Class A7,
             6.50%, 5/25/24.......................................      468,543

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  116,000 Countrywide Funding Corp., Series 1994-17, Class A8,
             7.75%, 7/25/24.......................................   $  120,764
    555,771 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      564,680
     86,000 Countrywide Funding Corp., Series 1994-19, Class A6,
             8.50%, 12/25/24......................................       87,075
     54,147 Countrywide Funding Corp., Series 1995-4, Class A6,
             7.50%, 9/25/25.......................................       54,247
    620,973 Countrywide Home Loan, Series
             1998-2, Class A1, 6.50%, 3/25/28.....................      622,140
    176,281 Countrywide Home Loans, Series 1998-13, Class A1,
             6.75%, 8/25/28.......................................      177,456
    297,097 Countrywide Home Loans, Series 2000-1, Class A1,
             7.50%, 2/25/30.......................................      299,177
     80,000 Countrywide Mortgage Backed Securities, Inc., Series
             1993-E, Class A6, 6.50%, 1/25/24.....................       81,629
     33,920 Countrywide Mortgage Backed Securities, Inc., Series
             1994-G, Class A3, 6.50%, 4/25/24.....................       33,931
    735,618 Countrywide Mortgage Trust, Series 1993-1, Class A7,
             7.55%, 4/25/23.......................................      736,567
     10,529 Fannie Mae, Series 1992-41, Class G, 8.00%, 3/25/05...       10,513
      7,475 Fannie Mae, Series G92-44, Class H, 8.00%, 11/25/06...        7,456
     16,743 Fannie Mae, Series 1992-47, Class J, 8.00%, 2/25/07...       17,021
     57,543 Fannie Mae, Series 1993-211, Class PG, 6.00%,
             3/25/07..............................................       57,996
    262,000 Fannie Mae, Series 1992-196, Class J, 6.00%,
             11/25/07.............................................      265,107
     25,000 Fannie Mae, Series G92-44, Class HA, 8.00%, 1/25/08...       25,099
     47,000 Fannie Mae, Series 1993-85, Class H, 6.50%, 6/25/08...       47,985
     90,512 Fannie Mae, Series 1997-23, Class PE, 6.00%, 9/25/08..       90,238
     75,000 Fannie Mae, Series 1993-191, Class PJ, 6.00%,
             10/25/08.............................................       75,105
     23,938 Fannie Mae, Series G93-11, Class H, 6.00%, 12/25/08...       23,974
     52,833 Fannie Mae, Series 1994-75, Class OE, 7.00%,
             11/25/09.............................................       53,432

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  100,000 Fannie Mae, Series 1992-124, Class D, 7.00%, 4/25/10..   $  102,711
    106,000 Fannie Mae, Series 1996-9, Class H, 6.50%, 11/25/13...      107,272
     27,727 Fannie Mae, Series 1994-82, Class B, 8.00%, 3/25/17...       27,783
     59,948 Fannie Mae, Series 1997-24, Class PD, 6.75%, 7/18/17..       60,114
        498 Fannie Mae, Series 1993-145, Class A, 6.00%, 8/25/17..          496
      2,488 Fannie Mae, Series 1992-148, Class B, 7.00%, 4/25/19..        2,482
     65,799 Fannie Mae, Series 1991-141, Class PH, 7.50%,
             4/25/19..............................................       65,797
     48,125 Fannie Mae, Series G93-34, Class PG, 6.00%, 6/25/19...       48,075
    147,848 Fannie Mae, Series 1993-144, Class C, 7.00%, 7/25/19..      147,900
     13,053 Fannie Mae, Series 1991-132, Class G, 7.50%, 8/25/19..       13,022
    171,627 Fannie Mae, Series 1992-58, Class L, 6.00%, 9/25/19...      172,295
    289,000 Fannie Mae, Series 1992-188, Class PJ, 7.50%,
             10/25/19.............................................      297,407
     56,694 Fannie Mae, Series 1992-198, Class J, 6.50%,
             12/25/19.............................................       56,641
     47,174 Fannie Mae, Series 1990-24, Class E, 9.00%, 3/25/20...       47,384
    101,922 Fannie Mae, Series G92-15, Class G, 7.00%, 4/25/20....      102,710
    187,440 Fannie Mae, Series 1991-14, Class H, 7.00%, 10/25/20..      189,315
     40,000 Fannie Mae, Series G92-64, Class HB, 7.00%, 12/25/20..       40,259
     31,750 Fannie Mae, Series 1992-27, Class PM, 7.00%, 1/25/21..       31,700
     34,000 Fannie Mae, Series 1993-29, Class D, 7.00%, 2/25/21...       34,326
     90,759 Fannie Mae, Series 1991-176, Class PK, 7.00%,
             2/25/21..............................................       91,236
    373,014 Fannie Mae, Series 1992-135, Class J, 7.50%, 2/25/21..      376,958
     11,602 Fannie Mae, Series 1992-83, Class G, 7.00%, 3/25/21...       11,594
    210,871 Fannie Mae, Series 693-3, Class H, 7.00%, 3/25/21.....      211,940
     37,076 Fannie Mae, Series 1993-2, Class PH, 7.35%, 3/25/21...       37,194

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  166,944 Fannie Mae, Series 1992-15, Class J, 7.00%, 4/25/21...   $  168,365
     34,594 Fannie Mae, Series G92-11, Class J, 7.00%, 4/25/21....       34,540
     27,045 Fannie Mae, Series 1992-185, Class H, 7.25%, 4/25/21..       27,161
    134,814 Fannie Mae, Series 1992-34, Class GA, 8.00%, 6/25/21..      136,436
     15,561 Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21..       15,987
     42,914 Fannie Mae, Series 1992-117, Class L, 7.50%, 9/25/21..       42,951
     12,622 Fannie Mae, Series 1992-117, Class LA, 8.00%,
             9/25/21..............................................       12,641
    119,157 Fannie Mae, Series 1992-161, Class G, 7.50%,
             11/25/21.............................................      121,562
    120,642 Fannie Mae, Series 1992-49, Class KA, 8.00%,
             11/25/21.............................................      122,593
     62,027 Fannie Mae, Series 1991-165, Class L, 7.50%,
             12/25/21.............................................       64,193
    163,272 Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21..      169,801
    229,114 Fannie Mae, Series 1992-125, Class K, 7.00%, 1/25/22..      230,852
     32,625 Fannie Mae, Series 1993-9, Class PH, 7.00%, 1/25/22...       33,077
     38,069 Fannie Mae, Series 1992-128, Class G, 6.00%, 2/25/22..       38,025
    189,016 Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22...      197,854
     74,665 Fannie Mae, Series 1992-82, Class E, 7.00%, 4/25/22...       75,962
     92,202 Fannie Mae, Series 1992-149, Class G, 7.00%, 6/25/22..       93,661
    183,867 Fannie Mae, Series 1992-172, Class K, 7.00%, 9/25/22..      186,746
     99,598 Fannie Mae, Series G92-61, Class G, 7.00%, 10/25/22...      101,721
     59,357 Fannie Mae, Series 1992-195, Class C, 7.50%,
             10/25/22.............................................       60,987
     10,055 Fannie Mae, Series 1993-225, Class NB, 6.50%,
             12/25/22.............................................       10,035
      2,203 Fannie Mae, Series 1993-27, Class A, 5.50%, 2/25/23...        2,198
     65,964 Fannie Mae, Series 1993-97, Class J, 5.50%, 5/25/23...       65,834
    228,166 Fannie Mae, Series 1993-252, Class M, 6.50%, 5/25/23..      232,307

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  279,191 Fannie Mae, Series 1994-89, Class C, 8.00%, 6/25/23...   $  281,308
     21,499 Fannie Mae, Series 1993-160, Class H, 6.50%, 9/25/23..       21,516
    186,000 Fannie Mae, Series 1993-225, Class ND, 6.50%,
             12/25/23.............................................      188,973
    133,434 Fannie Mae, Series 1993-223, Class K, 6.50%,
             12/25/23.............................................      135,023
  2,500,000 Fannie Mae, Series 1997-60, Class PD, 6.50%, 1/18/24..    2,570,001
     48,588 Fannie Mae, Series 1994-62, Class H, 7.00%, 3/25/24...       48,855
     34,535 Fannie Mae, Series 1997-12, Class G, 7.00%, 7/18/24...       34,568
      3,143 Fannie Mae, Series 1997-27, Class BL, 7.00%, 9/18/24..        3,140
     93,000 Fannie Mae, Series 1996-46, Class H, 7.25%, 9/25/24...       94,057
     31,922 Fannie Mae, Series 1997-55, Class A, 7.00%, 3/18/26...       32,163
     40,000 Fannie Mae, Series 1996-16, Class J, 7.50%, 5/25/26...       40,505
    593,747 Fannie Mae, Series 1998-24, Class J, 6.50%, 5/18/28...      601,911
      1,572 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27.....................        1,571
     64,708 Freddie Mac, Series 1106, Class E, 7.50%, 7/15/06.....       65,064
     59,616 Freddie Mac, Series 1203, Class H, 6.00%, 1/15/07.....       60,131
     37,000 Freddie Mac, Series 1458, Class K, 7.00%, 1/15/08.....       38,814
     37,971 Freddie Mac, Series 1475, Class O, 7.00%, 2/15/08.....       39,080
    113,686 Freddie Mac, Series 1679, Class H, 6.00%, 11/15/08....      114,879
        831 Freddie Mac, Series 1647, Class B, 6.50%, 11/15/08....          843
    110,101 Freddie Mac, Series 1667, Class C, 6.00%, 1/15/09.....      110,518
     74,271 Freddie Mac, Series 1595, Class B, 6.00%, 10/15/13....       74,355
     39,614 Freddie Mac, Series 2198, Class PK, 6.75%, 11/15/16...       40,507
     36,211 Freddie Mac, Series 1218, Class I, 6.50%, 1/15/17.....       36,287
     56,278 Freddie Mac, Series 1365, Class PI, 7.25%, 9/15/17....       56,227

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $   56,883 Freddie Mac, Series 1552, Class F, 6.00%, 6/15/19.....  $   57,255
      5,496 Freddie Mac, Series 1658, Class AC, 6.00%, 10/15/19...       5,496
     98,018 Freddie Mac, Series 1656, Class B, 6.25%, 1/15/20.....      98,153
     17,250 Freddie Mac, Series 1499, Class B, 6.75%, 2/15/20.....      17,303
     64,927 Freddie Mac, Series 1715, Class K, 7.00%, 9/15/20.....      65,622
     11,019 Freddie Mac, Series 1210, Class H, 6.75%, 12/15/20....      11,029
     56,167 Freddie Mac, Series 1035, Class F, 7.00%, 12/15/20....      56,629
    116,000 Freddie Mac, Series 1622, Class B, 6.25%, 1/15/21.....     117,047
     43,732 Freddie Mac, Series 1207, Class K, 6.75%, 1/15/21.....      43,897
    135,520 Freddie Mac, Series 114, Class H, 6.95%, 1/15/21......     138,543
    189,163 Freddie Mac, Series 1228, Class G, 7.00%, 1/15/21.....     189,619
     88,594 Freddie Mac, Series 1069, Class I, 6.95%, 2/15/21.....      89,302
     41,694 Freddie Mac, Series 115, Class I, 7.00%, 2/15/21......      42,632
     40,634 Freddie Mac, Series 1406, Class G, 6.75%, 3/15/21.....      40,792
    127,725 Freddie Mac, Series 1206, Class H, 7.00%, 3/15/21.....     128,380
     37,603 Freddie Mac, Series 1394, Class GB, 7.00%, 3/15/21....      38,010
    210,278 Freddie Mac, Series 1350, Class H, 7.50%, 3/15/21.....     212,005
     49,870 Freddie Mac, Series 1603, Class F, 5.75%, 4/15/21.....      50,285
     56,389 Freddie Mac, Series 139, Class G, 7.00%, 4/15/21......      57,759
     99,782 Freddie Mac, Series 1370, Class H, 7.00%, 5/15/21.....     100,201
     53,783 Freddie Mac, Series 1351, Class TD, 7.00%, 5/15/21....      53,902
    212,605 Freddie Mac, Series 1418, Class C, 7.50%, 5/15/21.....     214,339
     67,354 Freddie Mac, Series 1302, Class PJ, 8.00%, 5/15/21....      67,569
      7,611 Freddie Mac, Series 1714, Class LD, 7.00%, 6/15/21....       7,611

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $   73,965 Freddie Mac, Series 1265, Class J, 7.00%, 6/15/21.....  $   74,390
    341,160 Freddie Mac, Series 1702-B, Class L, 7.00%, 7/15/21...     345,902
     24,893 Freddie Mac, Series 1255, Class G, 7.50%, 7/15/21.....      24,911
    129,000 Freddie Mac, Series 1212, Class H, 8.00%, 8/15/21.....     133,764
    105,600 Freddie Mac, Series 1241, Class J, 7.00%, 9/15/21.....     106,501
     26,222 Freddie Mac, Series 1311, Class J, 7.50%, 9/15/21.....      26,356
    152,000 Freddie Mac, Series 1674, Class B, 6.05%, 10/15/21....     153,135
     52,866 Freddie Mac, Series 1834, Class B, 7.00%, 10/15/21....      53,162
     59,359 Freddie Mac, Series 1397, Class D, 7.00%, 10/15/21....      59,367
    324,757 Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21....     327,133
    202,363 Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21...     207,480
     42,928 Freddie Mac, Series 1315, Class I, 7.00%, 11/15/21....      43,239
     51,000 Freddie Mac, Series 1355, Class K, 7.30%, 11/15/21....      51,248
     55,000 Freddie Mac, Series 1568, Class B, 6.50%, 2/15/22.....      55,342
    111,000 Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22.....     114,852
    107,000 Freddie Mac, Series 1534, Class G, 6.00%, 5/15/22.....     107,824
    241,886 Freddie Mac, Series 1384, Class C, 7.00%, 7/15/22.....     246,151
    209,946 Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22.....     218,113
      6,651 Freddie Mac, Series 1474, Class C, 7.00%, 10/15/22....       6,649
    131,314 Freddie Mac, Series 1486, Class C, 7.00%, 11/15/22....     133,276
    126,000 Freddie Mac, Series 1411, Class O, 7.00%, 11/15/22....     127,300
      2,182 Freddie Mac, Series 1648, Class JA, 6.00%, 1/15/23....       2,179
    179,000 Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23.....     184,528
      2,768 Freddie Mac, Series 1543, Class XU, 7.00%, 5/15/23....       2,772

   Shares
     or
 Principal                          Security                           Market
   Amount                         Description                          Value
 ---------- -------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $   13,444 Freddie Mac, Series 1753, Class CB, 8.13%, 5/15/23.....  $   13,443
    175,000 Freddie Mac, Series 1543, Class XV, 7.00%, 7/15/23.....     180,261
     55,000 Freddie Mac, Series 2082, Class PE, 6.00%, 11/15/23....      55,779
    459,520 Freddie Mac, Series 1643, Class G, 6.00%, 12/15/23.....     460,385
     17,912 Freddie Mac, Series 1652, Class L, 7.00%, 1/15/24......      17,965
     32,937 Freddie Mac, Series 1931, Class J, 7.50%, 2/15/24......      32,941
     36,108 Freddie Mac, Series 1856, Class D, 7.50%, 3/15/24......      36,218
    362,546 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24......     366,968
     60,224 Freddie Mac, Series 1881, Class H, 7.50%, 5/15/24......      60,893
     25,188 Freddie Mac, Series 1729, Class M, 7.50%, 5/15/24......      25,786
     32,923 Freddie Mac, Series 1935, Class JC, 7.00%, 12/15/24....      33,118
     93,446 Freddie Mac, Series 1932, Class B, 7.00%, 6/15/25......      94,798
    303,000 Freddie Mac, Series 1983, Class U, 7.00%, 11/17/25.....     306,146
    216,839 Freddie Mac, Series 2152, Class AC, 7.50%, 1/15/26.....     227,077
    472,772 Freddie Mac, Series 2136, Class AJ, 6.50%, 7/15/26.....     473,532
     59,000 Freddie Mac, Series 53, Class A, 7.13%, 7/20/26........      60,322
     75,937 Freddie Mac, Series 2149, Class EA, 6.50%, 9/15/26.....      77,547
     43,981 Freddie Mac, Series 2209, Class TA, 7.50%, 1/15/27.....      44,805
     93,704 General Electric Capital Mortgage Services, Inc.,
             Series 1996-5,
             Class A3, 7.35%, 3/25/11..............................      94,225
     28,870 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12,
             Class A3, 6.50%, 10/25/23.............................      29,016
     41,848 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12,
             Class A2, 6.50%, 10/25/23.............................      42,412
     28,570 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18,
             Class A4, 7.75%, 8/25/24..............................      28,607

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  380,165 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6, 6.50%, 11/25/24............  $  380,507
     24,939 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8, 7.50%, 4/25/27..............      24,878
    285,329 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............     286,567
      3,525 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A3, 7.50%, 6/25/27..............       3,512
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A3, 7.00%, 12/25/27............   1,009,160
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............   1,825,560
     50,000 General Electric Capital Mortgage Services, Inc.,
             Series 1999-17, Class A7, 7.25%, 9/25/29.............      50,287
    175,000 GMAC Mortgage Corp. Loan Trust, Series 2000-J3, Class
             A12, 7.75%, 10/25/30.................................     178,486
    101,037 Government National Mortgage Assoc., Series 1994-6,
             Class J, 8.00%, 2/16/22..............................     101,944
    354,000 Government National Mortgage Assoc., Series 1995-8,
             Class GA, 7.00%, 12/20/22............................     358,782
    395,000 Government National Mortgage Assoc., Series 1995-8,
             Class G, 7.00%, 12/20/22.............................     401,075
    117,475 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................     118,775
    228,164 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24..............................     229,635
     82,000 Government National Mortgage Assoc., Series 1998-6,
             Class C, 6.50%, 3/20/25..............................      83,191
     51,665 Government National Mortgage Assoc., Series 1997-4,
             Class B, 7.00%, 8/20/26..............................      51,880
    980,960 Government National Mortgage Assoc., Series 2001-6,
             Class YA, 7.00%, 3/20/31.............................     977,128

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  138,550 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class A1, 6.75%, 11/25/27.............................   $  139,203
     18,184 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22........................................       18,231
    691,535 Independent National Mortgage Corp., Series 1994-L,
             Class A6, 8.00%, 8/25/24..............................      703,111
    121,848 Independent National Mortgage Corp., Series 1994-T,
             Class A3, 8.13%, 11/25/24.............................      122,229
     60,924 Independent National Mortgage Corp., Series 1994-T,
             Class A5, 8.38%, 11/25/24.............................       61,156
     31,000 Independent National Mortgage Corp., Series 1995-A,
             Class A6, 8.65%, 3/25/25..............................       31,668
    218,363 Independent National Mortgage Corp., Series 1995-A,
             Class A5, 8.75%, 3/25/25..............................      223,197
     13,692 Independent National Mortgage Corp., Series 1995-M,
             Class A2, 7.50%, 9/25/25..............................       13,672
     72,276 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25.............................       72,161
     64,174 Independent National Mortgage Corp., Series 1995-N,
             Class A5, 7.50%, 10/25/25.............................       64,810
     47,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26..............................       46,823
     21,921 Investors Government National Mortgage Association,
             Mortgage Backed Securities Trust, Inc., Series 1984-2,
             Class E, 7.88%, 4/25/08...............................       22,636
    392,467 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26....................................      398,974
    191,110 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26....................................      191,374
     35,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27....................................       35,219
     27,753 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27....................................       27,661
    250,000 Norwest Asset Securities Corp., Series 1999-20, Class
             A13, 6.75%, 8/25/29...................................      252,943

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $   97,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A15, 7.40%, 6/25/26..................................  $   96,690
    416,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A9, 7.75%, 6/25/26...................................     434,432
  1,787,010 PNC Mortgage Securities Corp., Series 1998-14, Class
             1A7, 6.25%, 1/25/29..................................   1,826,360
    256,372 PNC Mortgage Securities Corp., Series 1999-3, Class
             4A1, 6.75%, 4/25/29..................................     259,021
  1,891,121 PNC Mortgage Securities Corp., Series 1999-5, Class
             1A6, 6.50%, 7/25/29..................................   1,897,059
    260,905 PNC Mortgage Securities Corp., Series 2000-1, Class
             1A1, 7.50%, 2/25/30..................................     263,342
     37,303 Prudential Home Mortgage Securities, Series 1992-34,
             Class A4, 7.00%, 11/25/07............................      37,236
    301,768 Prudential Home Mortgage Securities, Series 1992-29,
             Class A9, 8.00%, 10/25/22............................     312,301
    283,166 Prudential Home Mortgage Securities, Series 1992-47,
             Class A10, 8.00%, 1/25/23............................     282,325
     77,190 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10, 7.75%, 2/25/23............................      76,960
    294,861 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23.............................     295,333
     39,852 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................      39,788
    472,379 Prudential Home Mortgage Securities, Series 1993-43,
             Class A9, 6.75%, 10/25/23............................     478,354
    750,000 Prudential Home Mortgage Securities, Series 1994-2,
             Class A8, 6.75%, 2/25/24.............................     760,283
    159,861 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................     160,339
    500,000 Prudential Home Mortgage Securities, Series 1994-29,
             Class A6, 7.00%, 10/25/24............................     520,989

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  136,046 Prudential Home Mortgage Securities, Series 1996-5,
             Class A2, 7.25%, 4/25/26.............................  $  136,119
    177,089 Residential Accredit Loans, Inc., Series 1998-QS16,
             Class A1, 6.50%, 11/25/13............................     179,692
    330,000 Residential Accredit Loans, Inc., Series 1998-QS7,
             Class CB2, 6.75%, 7/25/28............................     334,241
    553,936 Residential Accredit Loans, Inc., Series 1998-QS9,
             Class A3, 6.75%, 7/25/28.............................     559,365
  1,600,000 Residential Asset Securitization Trust, Series 1998-
             A5, Class A5, 6.75%, 6/25/28.........................   1,632,511
    102,697 Residential Funding Mortgage Securities I, Inc.,
             Series 1999-S15, Class A2, 6.50%, 6/25/14............     104,294
    295,301 Residential Funding Mortgage Securities I, Inc.,
             Series 1999-S25, Class A1, 6.75%, 12/25/14...........     302,555
     37,675 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S2, Class A5, 8.00%, 1/25/23.............      37,812
    154,430 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............     155,565
     92,238 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25............      92,492
    555,190 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10, 7.25%, 4/25/26............     568,232
    210,283 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9, 7.50%, 5/25/26............     212,194
    133,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A10, 7.50%, 5/25/26...........     135,766
      2,312 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26...........       2,303
    264,659 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26...........     265,183
    330,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A3, 7.50%, 5/25/27.............     334,297

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  142,484 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9, 7.50%, 6/25/27............   $   145,184
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20, 7.50%, 7/25/27...........       177,989
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........     1,024,200
    754,254 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27...........       752,376
  1,192,692 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8, 6.75%, 4/25/28...........     1,204,607
    907,739 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A5, 6.75%, 4/25/28...........       931,776
    182,419 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S24, Class A3, 6.50%, 10/25/28..........       183,830
    168,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A6, 8.13%, 3/25/24..................................       176,825
     60,000 Structured Mortgage Asset Residential Trust, Series
             1992-12B, Class G, 7.60%, 1/25/24...................        61,321
    194,415 Vendee Mortgage Trust, Series 1992-1, Class 2F,
             7.75%, 7/15/17......................................       195,763
                                                                    -----------
  Total Collateralized Mortgage Obligations                          50,032,416
                                                                    -----------
 Corporate Bonds (0.2%):
 Entertainment (0.1%):
     50,000 Sony Corp., 6.13%, 3/4/03............................        51,438
                                                                    -----------
 Financial Services (0.0%):
     50,000 Mellon Financial Co., 6.00%, 3/1/04..................        51,499
                                                                    -----------
 Telecommunications (0.1%):
     50,000 U.S. West Communications, Inc., 6.38%, 10/15/02......        51,063
                                                                    -----------
  Total Corporate Bonds                                                 154,000
                                                                    -----------
 U.S. Government Agencies (2.6%):
 Freddie Mac (0.8%):
    618,261 6.50%, 12/1/11, Gold Pool #E20275....................       635,838
                                                                    -----------
 Government National Mortgage Assoc. (1.8%):
      4,605 7.25%, 10/15/03, Pool #2439..........................         4,700
      8,525 8.00%, 3/15/04, Pool #2387...........................         8,812

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
   $ 19,812 8.00%, 5/15/04, Pool #3229............................   $    20,481
     12,256 8.00%, 5/15/04, Pool #3236............................        12,669
     19,598 7.25%, 2/15/05, Pool #5504............................        20,162
     25,633 7.25%, 2/15/05, Pool #5719............................        26,370
      8,673 7.25%, 3/15/05, Pool #6229............................         8,922
     34,040 7.25%, 4/15/05, Pool #6423............................        35,018
     21,444 8.00%, 5/15/05, Pool #5844............................        22,356
     42,743 8.00%, 8/15/05, Pool #6711............................        44,560
     32,414 7.25%, 11/15/05, Pool #8572...........................        33,346
     23,187 7.25%, 12/15/05, Pool #9546...........................        23,854
     35,267 7.25%, 12/15/05, Pool #8958...........................        36,281
     13,516 7.25%, 12/15/05, Pool #9024...........................        13,905
     26,237 7.25%, 12/15/05, Pool #9018...........................        26,991
     22,450 7.25%, 1/15/06, Pool #9377............................        23,144
      9,156 7.25%, 1/15/06, Pool #9399............................         9,439
     26,456 8.00%, 2/15/06, Pool #9208............................        27,770
     43,086 8.00%, 8/15/06, Pool #11277...........................        45,227
     12,942 8.00%, 9/15/06, Pool #11926...........................        13,585
     25,536 8.00%, 10/15/06, Pool #12265..........................        26,805
     50,872 8.00%, 10/15/06, Pool #13014..........................        53,399
     26,493 8.00%, 10/15/06, Pool #11931..........................        27,809
     46,636 8.00%, 11/15/06, Pool #13173..........................        48,953
     34,730 8.00%, 11/15/06, Pool #13379..........................        36,455
     23,806 8.00%, 2/15/07, Pool #15008...........................        25,108
     32,252 8.00%, 8/15/07, Pool #18730...........................        34,015
     89,910 8.00%, 8/15/07, Pool #19641...........................        94,826
     19,973 8.00%, 9/15/07, Pool #19103...........................        21,065
     69,328 8.00%, 11/15/07, Pool #20059..........................        73,119
     25,289 8.00%, 11/15/07, Pool #21277..........................        26,672
     21,865 8.00%, 12/15/07, Pool #20866..........................        23,061
     17,094 8.00%, 12/15/07, Pool #20455..........................        18,029
     49,475 8.00%, 12/15/07, Pool #14999..........................        52,180
     13,213 8.00%, 2/15/08, Pool #22610...........................        13,981
     80,752 8.00%, 2/15/08, Pool #23055...........................        85,445
      8,367 8.00%, 3/15/08, Pool #22438...........................         8,853
     11,002 6.50%, 7/15/23, Pool #350795..........................        11,188
     16,476 7.50%, 3/15/24, Pool #376439..........................        17,177
     10,482 7.00%, 4/20/24, Pool #1655............................        10,813
     21,703 6.50%, 12/15/25, Pool #414856.........................        22,035
    122,935 8.00%, 6/15/26, Pool #423563..........................       128,774
     16,565 7.00%, 11/20/26, Pool #2320...........................        17,050
                                                                     -----------
                                                                       1,334,404
                                                                     -----------
  Total U.S. Government Agencies                                       1,970,242
                                                                     -----------
 U.S. Treasury Notes (27.0%):
    650,000 6.50%, 3/31/02........................................       661,629
 16,090,000 4.00%, 4/30/03........................................    16,202,469

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 U.S. Treasury Notes, continued:
 $1,000,000 4.25%, 11/15/03.......................................   $ 1,010,890
  2,500,000 4.63%, 5/15/06........................................     2,525,875
                                                                     -----------
  Total U.S. Treasury Notes                                           20,400,863
                                                                     -----------

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Investments in Affiliates (3.3%):
 Investment Companies (3.3%):
 2,457,285 American Performance Cash Management Fund..............   $ 2,457,285
                                                                     -----------
  Total Investments in Affiliates                                      2,457,285
                                                                     -----------
  Total Investments (Cost $73,914,312)(a)--99.7%                      75,198,183
 Other assets in excess of liabilities--0.3%                             259,353
                                                                     -----------
 Net Assets--100.0%                                                  $75,457,536
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $742. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,289,299
      Unrealized depreciation...........     (6,170)
                                         ----------
      Net unrealized appreciation....... $1,283,129
                                         ==========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Asset Backed Securities (0.6%):
 $    43,758 CoreStates Home Equity Trust, Series 1993-2, Class
              A, 5.10%, 3/15/09..................................   $    43,858
     525,597 Nomura Asset Securities Corp., Series 1995-2, Class
              2M, 7.12%, 1/25/26.................................       537,335
                                                                    -----------
  Total Asset Backed Securities                                         581,193
                                                                    -----------
 Collateralized Mortgage Obligations (49.5%):
      47,347 BA Mortgage Securities, Inc., Series 1997-2, Class
              1A2, 7.00%, 10/25/27...............................        47,348
     350,000 BA Mortgage Securities, Inc., Series 1997-3, Class
              A2, 7.00%, 1/25/28.................................       354,550
     851,000 Chase Mortgage Finance Corp., Series 1994-G, Class
              A8, 7.50%, 4/25/25.................................       862,471
     247,500 Chase Mortgage Finance Corp., Series 1994-I, Class
              A6, 7.75%, 6/25/25.................................       252,605
     138,269 Chase Mortgage Finance Corp., Series 1994-L, Class
              2A5, 9.00%, 11/25/25...............................       141,619
   1,000,000 Chase Mortgage Finance Corp., Series 1999-S5, Class
              A7, 6.50%, 5/25/29.................................     1,014,050
     580,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
              Class A3, 7.50%, 1/25/23...........................       592,963
     346,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
              Class A6, 7.50%, 3/25/23...........................       355,013
     446,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
              Class A2, 7.25%, 5/25/27...........................       446,914
     281,939 Citicorp Mortgage Securities, Inc., Series 1997-5,
              Class A5, 7.25%, 11/25/27..........................       282,219
     311,857 Countrywide Funding Corp., Series 1994-17, Class A7,
              7.88%, 7/25/24.....................................       316,856
     502,000 Countrywide Funding Corp., Series 1994-17, Class A9,
              8.00%, 7/25/24.....................................       524,929
     203,000 Countrywide Funding Corp., Series 1995-4, Class A7,
              7.50%, 9/25/25.....................................       208,298

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   360,274 Countrywide Home Loan, Series 1997-1, Class A12,
              7.50%, 3/25/27.....................................   $   359,478
     347,000 Countrywide Home Loan, Series 1997-1, Class A13,
              7.50%, 3/25/27.....................................       348,735
     120,000 Countrywide Home Loan, Series 1997-2, Class A14,
              7.30%, 4/25/27.....................................       121,675
     266,558 Countrywide Home Loan, Series 1997-2, Class A3,
              7.50%, 4/25/27.....................................       267,048
     413,982 Countrywide Home Loan, Series 1998-2, Class A1,
              6.50%, 3/25/28.....................................       414,760
     730,000 Countrywide Home Loan, Series 1998-15, Class A16,
              6.75%, 10/25/28....................................       747,411
     730,798 Countrywide Home Loan, Series 1998-18, Class 2A4,
              6.75%, 11/25/28....................................       742,257
     218,000 Fannie Mae, Series 1992-7, Class E, 8.00%, 6/25/08..       223,136
      58,711 Fannie Mae, Series 19919-147, Class LD, 7.00%,
              10/25/08...........................................        58,757
     454,312 Fannie Mae, Series 1992-202, Class H, 7.50%,
              5/25/19............................................       456,481
      87,000 Fannie Mae, Series 1992-188, Class PJ, 7.50%,
              10/25/19...........................................        89,531
     371,339 Fannie Mae, Series 1993-102, Class G, 6.25%,
              1/25/20............................................       372,665
      22,796 Fannie Mae, Series 1990-62, Class G, 9.00%,
              6/25/20............................................        24,219
     153,610 Fannie Mae, Series 1990-89, Class K, 6.50%,
              7/25/20............................................       155,713
     645,071 Fannie Mae, Series 1992-177, Class CB, 7.50%,
              2/25/21............................................       649,638
      63,853 Fannie Mae, Series 1993-2, Class PH, 7.35%,
              3/25/21............................................        64,057
      69,270 Fannie Mae, Series 1992-132, Class PL, 8.00%,
              3/25/21............................................        69,388
      69,737 Fannie Mae, Series 1991-18, Class H, 8.50%,
              3/25/21............................................        73,645
      29,793 Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21.....        31,872
     156,021 Fannie Mae, Series 1991-66, Class J, 8.13%,
              6/25/21............................................       163,958

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   120,660 Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21...   $   126,640
      24,244 Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21...        25,479
     200,000 Fannie Mae, Series 1993-2, Class PK, 7.50%,
              2/25/22............................................       203,664
     310,000 Fannie Mae, Series 1992-31, Class M, 7.75%,
              3/25/22............................................       320,010
      45,000 Fannie Mae, Series 1993-60, Class D, 7.00%,
              11/25/22...........................................        46,799
      62,490 Fannie Mae, Series 1996-35, Class D, 7.00%,
              3/25/23............................................        62,999
      40,000 Fannie Mae, Series G94-8, Class J, 7.75%, 7/17/23...        42,196
     159,685 Fannie Mae, Series 1993-155, Class M, 7.00%,
              9/25/23............................................       163,735
     181,769 Fannie Mae, Series 1994-29, Class B, 6.50%,
              1/25/24............................................       183,614
      79,000 Financial Asset Securitization, Inc., Series 1997-
              NAM2, Class FA7, 8.00%, 7/25/27....................        79,216
      35,000 Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06..        36,590
      16,227 Freddie Mac, Series 1156, Class ID, 7.00%, 1/15/09..        16,243
      94,816 Freddie Mac, Series 1546, Class E, 6.35%, 11/15/19..        95,037
     158,179 Freddie Mac, Series 1240, Class L, 6.50%, 2/15/21...       158,989
      59,789 Freddie Mac, Series 1350, Class H, 7.50%, 3/15/21...        60,280
     372,463 Freddie Mac, Series 1383, Class E, 7.50%, 3/15/21...       373,265
     121,754 Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21...       125,707
     212,980 Freddie Mac, Series 1281, Class H, 8.40%, 4/15/21...       215,246
      82,934 Freddie Mac, Series 138, Class E, 8.07%, 7/15/21....        86,495
      86,207 Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21..        88,503
      86,166 Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21...        89,284
     187,000 Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22...       196,810
     286,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22...       300,090

   Shares
     or
  Principal                        Security                            Value
   Amount                         Description                         Market
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   232,000 Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22...   $   244,147
     247,000 Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22..       249,940
     110,000 Freddie Mac, Series 1670, Class D, 7.00%, 11/15/22..       114,432
     133,913 Freddie Mac, Series 1790, Class E, 8.00%, 11/15/23..       141,345
      85,000 Freddie Mac, Series 1795, Class B, 7.00%, 12/15/23..        86,971
     118,707 Freddie Mac, Series 1665, Class M, 6.50%, 1/15/24...       120,337
     165,000 Freddie Mac, Series 1720, Class B, 7.50%, 1/15/24...       171,282
      85,825 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24...        86,872
      93,797 Freddie Mac, Series 1723, Class PN, 7.00%, 5/15/24..        93,752
      95,000 Freddie Mac, Series 1931, Class D, 7.25%, 7/15/25...        96,859
      56,969 Freddie Mac, Series 2223, Class GB, 7.75%, 9/15/25..        57,559
     208,000 Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26..       221,834
     119,881 Freddie Mac, Series 2335, Class TP, 7.00%, 7/15/31..       120,306
      34,295 General Electric Capital Mortgage Services, Inc.,
              Series 1994-7, Class A10, 6.00%, 2/25/09...........        34,258
     994,733 General Electric Capital Mortgage Services, Inc.,
              Series 2000-1, Class A8, 7.50%, 8/25/21............     1,032,373
     154,962 General Electric Capital Mortgage Services, Inc.,
              Series 1992-12A, Class A7, 7.50%, 10/25/22.........       154,397
     435,215 General Electric Capital Mortgage Services, Inc.,
              Series 1993-12, Class A2, 6.50%, 10/25/23..........       441,081
      62,723 General Electric Capital Mortgage Services, Inc.,
              Series 1994-18, Class A4, 7.75%, 8/25/24...........        62,806
      89,598 General Electric Capital Mortgage Services, Inc.,
              Series 1994-29, Class A10, 8.88%, 11/25/24.........        90,710
     357,754 General Electric Capital Mortgage Services, Inc.,
              Series 1995-6, Class A4, 7.00%, 8/25/25............       359,786

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   500,000 Government National Mortgage Assoc., Series 1996-9,
              Class PD, 7.00%, 1/20/25...........................   $   516,309
     110,000 Government National Mortgage Assoc., Series 1996-20,
              Class D, 7.50%, 9/16/26............................       113,304
   1,961,920 Government National Mortgage Assoc., Series 2001-6,
              Class YA, 7.00%, 3/20/31...........................     1,954,258
     298,213 Housing Securities, Inc., Series 1992-EB, Class B5B,
              7.63%, 9/25/22.....................................       298,988
     159,274 Independent National Mortgage Corp., Series 1994-17,
              Class A5, 8.38%, 10/25/24..........................       162,944
     197,000 Independent National Mortgage Corp., Series 1994-T,
              Class A4, 8.25%, 11/25/24..........................       203,688
      29,393 Independent National Mortgage Corp., Series 1994-T,
              Class A5, 8.38%, 11/25/24..........................        29,505
      51,695 Independent National Mortgage Corp., Series 1995-H,
              Class A5, 8.15%, 6/25/25...........................        51,869
      17,592 Independent National Mortgage Corp., Series 1995-N,
              Class A4, 7.50%, 10/25/25..........................        17,564
     137,000 Independent National Mortgage Corp., Series 1995-N,
              Class A4, 7.50%, 10/25/25..........................       138,597
     151,000 Independent National Mortgage Corp., Series 1995-Q,
              Class A5, 7.50%, 11/25/25..........................       152,181
     144,615 Independent National Mortgage Corp., Series 1996-A,
              Class A4, 7.00%, 3/25/26...........................       145,947
       5,670 Independent National Mortgage Corp., Series 1996-S,
              Class A2, 6.93%, 5/25/26...........................         5,651
      50,000 Norwest Asset Securities Corp., Series 1996-8, Class
              A2, 7.00%, 12/25/26                                        50,511
     211,000 Norwest Asset Securities Corp., Series 1997-2, Class
              A10, 7.38%, 3/25/27................................       211,376
     615,000 Norwest Asset Securities Corp., Series 1997-2, Class
              A7, 7.70%, 3/25/27.................................       616,974
      48,883 Norwest Asset Securities Corp., Series 1997-6, Class
              A2, 7.75%, 5/25/27.................................        48,722

   Shares
     or
  Principal                        Security                          Market
   Amount                         Description                         Value
 ----------- ----------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   100,000 General Electric Capital Mortgage Services, Inc.,
              Series 1997-1, Class A14, 7.50%, 3/25/27...........  $   102,994
     130,252 General Electric Capital Mortgage Services, Inc.,
              Series 1997-3, Class A8, 7.50%, 4/25/27............      129,931
     599,052 General Electric Capital Mortgage Services, Inc.,
              Series 1997-4, Class A10, 7.50%, 5/25/27...........      601,652
     119,000 General Electric Capital Mortgage Services, Inc.,
              Series 1997-5, Class A4, 7.50%, 6/25/27............      119,080
     326,950 General Electric Capital Mortgage Services, Inc.,
              Series 1997-5, Class A2, 7.50%, 6/25/27............      334,395
     296,000 General Electric Capital Mortgage Services, Inc.,
              Series 1997-8, Class A17, 7.13%, 10/25/27..........      299,182
     119,487 General Electric Capital Mortgage Services, Inc.,
              Series 1998-2, Class A12, 7.00%, 1/25/28...........      120,712
   1,000,000 General Electric Capital Mortgage Services, Inc.,
              Series 1998-9, Class A11, 6.75%, 6/25/28...........    1,014,200
     143,428 General Electric Capital Mortgage Services, Inc.,
              Series 1999-2, Class A1, 6.50%, 4/25/29............      144,505
     196,000 General Electric Capital Mortgage Services, Inc.,
              Series 1999-20, Class A19, 7.25%, 12/25/29.........      199,871
      70,000 General Electric Capital Mortgage Services, Inc.,
              Series 2000-4, Class A2, 7.75%, 4/25/30............       72,078
     250,000 General Electric Capital Mortgage Services, Inc.,
              Series 2000-7, Class A7, 8.00%, 6/25/30............      257,570
     484,860 Government National Mortgage Assoc., Series 1996-7,
              Class C, 7.50%, 2/16/23............................      491,615
     250,000 Government National Mortgage Assoc., Series 2000-6,
              Class AE, 7.50%, 4/20/24...........................      255,076
      34,543 Government National Mortgage Assoc., Series 1997-6,
              Class B, 7.50%, 5/20/24............................       34,765
       2,209 Government National Mortgage Assoc., Series 1994-5,
              Class D, 7.50%, 7/16/24............................        2,206

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   517,000 Norwest Asset Securities Corp., Series 1997-8, Class
              A3, 7.50%, 6/25/27.................................   $   518,070
      51,906 Norwest Asset Securities Corp., Series 1997-18,
              Class A1, 6.75%, 12/25/27..........................        52,847
   2,290,000 Norwest Asset Securities Corp., Series 1997-21,
              Class A7, 7.00%, 1/25/28...........................     2,326,229
     145,000 Norwest Asset Securities Corp., Series 1997-21,
              Class A6, 7.00%, 1/25/28...........................       146,975
     141,000 Paine Webber Mortgage Acceptance Corp., Series 1994-
              5A, Class A5, 8.13%, 7/25/24.......................       145,633
     200,000 Paine Webber Mortgage Acceptance Corp., Series 1998-
              1, Class A3, 7.00%, 9/25/28........................       205,804
     164,000 PNC Mortgage Securities Corp., Series 1996-1, Class
              A18, 7.38%, 6/25/26................................       164,431
     200,000 PNC Mortgage Securities Corp., Series 1996-1, Class
              A16, 7.38%, 6/25/26................................       203,458
     593,000 PNC Mortgage Securities Corp., Series 1997-2, Class
              A3, 7.50%, 3/25/27.................................       604,833
   1,787,010 PNC Mortgage Securities Corp., Series 1998-14, Class
              1A7, 6.25%, 1/25/29................................     1,826,360
     100,000 Prudential Home Mortgage Securities, Series 1993-9,
              Class A11, 7.50%, 3/25/08..........................       102,951
     120,759 Prudential Home Mortgage Securities, Series 1992-32,
              Class A9, 7.45%, 10/25/22..........................       120,305
   1,102,454 Prudential Home Mortgage Securities, Series 1992-33,
              Class A8, 7.50%, 11/25/22..........................     1,134,502
     938,153 Prudential Home Mortgage Securities, Series 1992-40,
              Class A10, 7.50%, 12/25/22.........................       936,108
   1,408,000 Prudential Home Mortgage Securities, Series 1992-43,
              Class A6, 7.50%, 1/25/23...........................     1,422,277
     152,426 Prudential Home Mortgage Securities, Series 1992-51,
              Class A10, 7.75%, 2/25/23..........................       151,972

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $    44,579 Prudential Home Mortgage Securities, Series 1993-19,
              Class A11, 7.49%, 6/25/23..........................   $    44,575
     300,000 Prudential Home Mortgage Securities, Series 1993-19,
              Class A13, 7.50%, 6/25/23..........................       305,970
      94,768 Prudential Home Mortgage Securities, Series 1993-38,
              Class A3, 6.15%, 9/25/23...........................        94,617
     472,379 Prudential Home Mortgage Securities, Series 1993-43,
              Class A9, 6.75%, 10/25/23..........................       478,354
     982,000 Prudential Home Mortgage Securities, Series 1993-44,
              Class A17, 6.00%, 11/25/23.........................       980,173
     500,000 Prudential Home Mortgage Securities, Series 1993-62,
              Class A6, 6.75%, 12/26/23..........................       504,900
     507,000 Prudential Home Mortgage Securities, Series 1994-6,
              Class A6, 6.50%, 2/25/24...........................       514,661
     639,444 Prudential Home Mortgage Securities, Series 1994-15,
              Class A5, 6.80%, 5/25/24...........................       641,356
     248,000 Prudential Home Mortgage Securities, Series 1994-18,
              Class A10, 7.38%, 5/25/24..........................       256,172
     790,357 Prudential Home Mortgage Securities, Series 1994-18,
              Class A6, 7.50%, 5/25/24...........................       802,860
     421,000 Prudential Home Mortgage Securities, Series 1994-22,
              Class A6, 7.30%, 6/25/24...........................       427,938
      86,161 Prudential Home Mortgage Securities, Series 1994-27,
              Class A5, 8.25%, 9/25/24...........................        87,755
     500,000 Prudential Home Mortgage Securities, Series 1994-29,
              Class A6, 7.00%, 10/25/24..........................       520,989
     403,000 Prudential Home Mortgage Securities, Series 1996-5,
              Class A9, 7.25%, 4/25/26...........................       409,238
     200,000 Residential Accredit Loans, Inc., Series 1997-QS1,
              Class A11, 7.50%, 2/25/27..........................       204,438
      21,732 Residential Asset Securitization Trust, Series 2000-
              A3, Class A2, 8.00%, 5/25/30.......................        22,088

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $    73,266 Residential Funding Mortgage Securities I, Inc.,
              Series 1992-S36, Class A4, 6.75%, 11/25/07.........   $    74,511
     525,063 Residential Funding Mortgage Securities I, Inc.,
              Series 1993-S28, Class A6, 7.00%, 8/25/23..........       528,922
     106,685 Residential Funding Mortgage Securities I, Inc.,
              Series 1995-S11, Class A19, 7.50%, 9/25/25.........       106,978
     371,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1995-S11, Class A10, 7.75%, 9/25/25.........       380,787
     319,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S14, Class A15, 7.50%, 5/25/26.........       326,595
      23,400 Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S16, Class A10, 8.00%, 7/25/26.........        23,447
     313,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1997-S2, Class A4, 7.50%, 1/25/27...........       315,329
     125,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1997-S3, Class A8, 7.30%, 2/25/27...........       127,311
   1,000,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1997-S12, Class A18, 6.75%, 8/25/27.........     1,024,200
     267,678 Residential Funding Mortgage Securities I, Inc.,
              Series 1997-S13, Class A2, 7.25%, 9/25/27..........       267,011
   1,000,000 Residential Funding Mortgage Securities I, Inc.,
              Series 1998-S9, Class 2A4, 6.75%, 4/25/28..........     1,018,140
     361,000 Securitized Asset Sales, Inc., Series 1995-A, Class
              A12, 7.75%, 3/25/24................................       376,617
     369,419 Vendee Mortgage Trust, Series 1992-2, Class F,
              7.00%, 2/15/18.....................................       373,907
                                                                    -----------
  Total Collateralized Mortgage Obligations                          48,113,011
                                                                    -----------
 Corporate Bonds (13.6%):
 Banking (2.2%):
   1,000,000 Bank One Corp., 7.25%, 8/15/04......................     1,061,250
   1,000,000 BankAmerica Corp., 7.75%, 7/15/02...................     1,032,500
                                                                    -----------
                                                                      2,093,750
                                                                    -----------

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Brokerage Services (4.5%):
 $ 2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03..............   $ 2,075,000
   1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02...........     1,543,125
     750,000 Salomon Smith Barney Holdings, Inc., 6.88%,
              6/15/05............................................       790,061
                                                                    -----------
                                                                      4,408,186
                                                                    -----------
 Financial Services (4.8%):
     500,000 Cincinnati Financial Corp., 6.90%, 5/15/28..........       482,876
   2,000,000 Commercial Credit Co., 6.38%, 9/15/02...............     2,052,500
   1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02.....     1,026,250
   1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05....     1,033,490
                                                                    -----------
                                                                      4,595,116
                                                                    -----------
 Leasing (1.6%):
   1,500,000 Hertz Corp., 6.00%, 1/15/03.........................     1,522,500
                                                                    -----------
 Pharmaceuticals (0.5%):
     500,000 American Home Products Corp., 6.50%, 10/15/02.......       511,875
                                                                    -----------
  Total Corporate Bonds                                              13,131,427
                                                                    -----------
 Taxable Municipal Bonds (4.1%):
 California (0.5%):
     500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
              5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC..       512,500
                                                                    -----------
 Georgia (1.1%):
   1,000,000 Atlanta & Fulton County Downtown Arena Project
              Revenue Bond, Recreational Facilities Improvements,
              7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured
              by: FSA............................................     1,020,000
                                                                    -----------
 Louisiana (2.1%):
   1,000,000 Orleans Parish School Board Refunding Bonds, Series
              A, 6.45%, 2/1/05, Insured by: FGIC.................     1,041,250
   1,000,000 Orleans Parish School Board Refunding Bonds, Series
              A, 6.50%, 2/1/06, Insured by: FGIC.................     1,042,500
                                                                    -----------
                                                                      2,083,750
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
  Principal                        Security                           Market
   Amount                         Description                          Value
 ----------- ----------------------------------------------------   -----------
 Taxable Municipal Bonds, continued:
 Wisconsin (0.4%):
 $   365,000 Wisconsin State, GO, Series D, 6.90%, 11/1/11,
              Callable 11/1/08 @ 100*............................   $   383,706
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,999,956
                                                                    -----------
 U.S. Government Agencies (6.4%):
 Fannie Mae (0.6%):
      52,460 7.02%, 9/1/01, Pool #188965**.......................        53,602
     306,268 7.54%, 9/1/01, Pool #189916**.......................       314,614
     158,949 6.88%, 9/1/01, Pool #224951**.......................       164,939
                                                                    -----------
                                                                        533,155
                                                                    -----------
 Freddie Mac (1.9%):
       8,616 7.00%, 10/1/07, Gold Pool #E40422...................         8,947
   1,766,461 6.50%, 12/1/11, Gold Pool #E20275...................     1,816,681
                                                                    -----------
                                                                      1,825,628
                                                                    -----------
 Government National Mortgage Assoc. (3.9%):
          60 9.00%, 11/15/01, Pool #194441.......................            61
         977 9.00%, 8/15/03, Pool #229571........................         1,015
       4,903 9.00%, 12/15/04, Pool #284008.......................         5,144
      17,430 9.00%, 3/15/06, Pool #299211........................        18,514
      40,663 9.00%, 12/15/06, Pool #316045.......................        43,194
     109,755 7.50%, 6/15/07, Pool #329595........................       115,174
     491,625 6.00%, 1/15/09, Pool #371901........................       505,022
       2,083 10.00%, 2/15/19, Pool #269976.......................         2,324
      82,865 8.00%, 11/15/21, Pool #308330.......................        87,596
      54,746 8.00%, 2/15/22, Pool #319029........................        57,810
      85,898 8.00%, 5/15/23, Pool #343406........................        90,650
      44,647 8.00%, 10/20/24, Pool #1884.........................        46,935

   Shares
     or
  Principal                         Security                           Market
   Amount                         Description                           Value
 ----------- -----------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $     9,449 8.00%, 2/20/26, Pool #2171...........................   $     9,867
     505,828 7.00%, 3/15/26, Pool #419128.........................       521,701
      24,087 8.00%, 3/20/26, Pool #2187...........................        25,153
      85,428 8.00%, 4/20/26, Pool #2205...........................        89,208
     346,078 8.00%, 5/20/26, Pool #2219...........................       361,392
     820,943 8.00%, 6/15/26, Pool #423563.........................       859,937
     921,629 8.00%, 6/15/26, Pool #426149.........................       965,545
      12,105 7.00%, 3/20/27, Pool #2394...........................        12,425
                                                                     -----------
                                                                       3,818,667
                                                                     -----------
  Total U.S. Government Agencies                                       6,177,450
                                                                     -----------
 U.S. Treasury Notes (21.7%):
   3,000,000 6.38%, 4/30/02.......................................     3,059,160
   4,000,000 4.00%, 4/30/03.......................................     4,027,960
  10,970,000 3.88%, 7/31/03.......................................    11,022,217
   1,000,000 4.25%, 11/15/03......................................     1,010,890
   1,250,000 6.75%, 5/15/05.......................................     1,356,250
     500,000 4.63%, 5/15/06.......................................       505,175
                                                                     -----------
  Total U.S. Treasury Notes                                           20,981,652
                                                                     -----------
 Investments in Affiliates (3.7%):
 Investment Companies (3.7%):
   3,572,284 American Performance Cash Management Fund............     3,572,284
                                                                     -----------
  Total Investments in Affiliates                                      3,572,284
                                                                     -----------
  Total Investments (Cost $94,717,434)
   (a)--99.6%                                                         96,556,973
  Other assets in excess of liabilities--0.4%                            351,001
                                                                     -----------
  Net Assets--100.0%                                                 $96,907,974
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,894,690
      Unrealized depreciation...........    (55,151)
                                         ----------
      Net unrealized appreciation....... $1,839,539
                                         ==========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.
** Variable rate investments. The rate presented on the Schedule of Portfolio
   Investments is the rate in effect at August 31, 2001. The date presented reflects the next rate change date.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------   ----------
 Collateralized Mortgage Obligations (46.7%):
 $  254,000 BA Mortgage Securities, Inc., Series 1997-3, Class A3,
             7.00%, 1/25/28.......................................   $  259,565
    826,000 BA Mortgage Securities, Inc., Series 1997-3, Class A2,
             7.00%, 1/25/28.......................................      836,738
    246,000 Capstead Securities Corp. IV, Series 1993-1, Class E,
             7.50%, 2/1/23........................................      250,767
    500,000 Chase Mortgage Finance Corp., Series 1999-S5, Class
             A7, 6.50%, 5/25/29...................................      507,025
    125,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23.............................      125,115
     75,000 Citicorp Mortgage Securities, Inc., Series 2000-2,
             Class A8, 7.75%, 5/25/30.............................       76,659
    398,144 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24.......................................      403,646
    207,225 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      210,547
    391,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................      408,859
    132,000 Countrywide Funding Corp., Series 1994-17, Class A11,
             8.25%, 7/25/24.......................................      139,036
    465,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................      477,137
    313,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      314,565
    525,000 Countrywide Mortgage Backed Securities, Inc., Series
             1994-J, Class A7, 8. 00%, 6/25/24....................      548,525
    140,000 Fannie Mae, Series 1992-118, Class PJ, 7.50%,
             2/25/21..............................................      141,586
    254,000 Fannie Mae, Series 1992-168, Class KA, 7.50%,
             11/25/21.............................................      263,830
    176,000 Fannie Mae, Series 1992-88, Class L, 8.00%, 12/25/21..      179,992
    741,000 Fannie Mae, Series 1991-171, Class J, 8.00%,
             12/25/21.............................................      779,352
    185,000 Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23...      188,770
    155,000 Fannie Mae, Series 1997-16, Class HA, 7.00%, 2/18/25..      158,143
    250,000 Fannie Mae, Series 1999-58, Class B, 7.50%, 10/18/27..      257,167
    213,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22.....      223,493
    172,000 Freddie Mac, Series 1541, Class H, 7.00%, 10/15/22....      178,977

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $    5,899 Freddie Mac, Series 1753, Class CB, 8.13%, 5/15/23....  $    5,899
     56,697 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24.....      57,388
    353,245 Freddie Mac, Series 1847, Class B, 7.50%, 7/15/24.....     358,882
    141,319 Freddie Mac, Series 54, Class C, 7.75%, 3/18/25.......     147,596
     45,250 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23...........      45,561
     24,637 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24.............      24,564
     97,135 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24............      98,222
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6, 7.50%, 8/25/25..............     174,860
    175,214 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............     175,974
    251,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 1A17, 7.25%, 10/25/27...........     256,454
    422,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A5, 7.00%, 12/25/27............     433,276
    350,000 General Electric Capital Mortgage Services, Inc.,
             Series 1999-18, Class A8, 7.00%, 9/25/29.............     356,815
    250,000 General Electric Capital Mortgage Services, Inc.,
             Series 2000-10, Class A12, 7.63%, 9/25/30............     256,153
    165,744 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................     167,577
    369,000 Government National Mortgage Assoc., Series 1996-22,
             Class E, 7.00%, 5/16/24..............................     383,130
     85,083 Government National Mortgage Assoc., Series 1996-15,
             Class H, 7.50%, 8/16/26..............................      88,566
    394,000 Government National Mortgage Assoc., Series 1996-20,
             Class J, 7.50%, 9/20/26..............................     408,942

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                         Value
 ---------- ------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26.............................  $  506,040
    100,000 Government National Mortgage Assoc., Series 1999-17,
             Class GA, 6.50%, 7/20/27.............................      98,258
  1,017,000 Government National Mortgage Assoc., Series 1999-7,
             Class D, 6.25%, 8/16/27..............................     978,115
    104,556 Headlands Mortgage Securities, Series 1997-3, Class
             1A6, 7.00%, 7/25/27..................................     105,586
    440,955 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22.......................................     442,101
    885,000 Independent National Mortgage Corp., Series 1994-L,
             Class A5, 8.00%, 8/25/24.............................     924,833
    412,535 Independent National Mortgage Corp., Series 1994-U,
             Class A10, 8.75%, 12/25/24...........................     425,662
    231,000 Independent National Mortgage Corp., Series 1995-U,
             Class A4, 7.25%, 1/25/26.............................     230,402
     23,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26.............................      22,913
    108,980 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................     109,130
    175,000 Norwest Asset Securities Corp., Series 1996-1, Class
             A11, 7.50%, 8/25/26..................................     181,844
    215,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A5, 7.63%, 9/25/26...................................     220,738
    167,000 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................     170,387
     85,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A10, 7.38%, 3/25/27..................................      85,151
     23,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27...................................      23,144
    548,831 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................     550,592
     58,660 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      58,466
    487,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................     488,008
  1,069,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................   1,085,912

   Shares
     or
 Principal                         Security                          Market
   Amount                        Description                          Value
 ---------- -----------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  748,000 Norwest Asset Securities, Corp., Series 1999-21,
             Class A9, 7.50%, 9/25/29............................  $   777,583
    166,631 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A4, 8.13%, 7/25/24........................      169,574
    232,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A4, 7.50%, 6/25/26..................................      241,094
    491,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27..................................      500,798
  1,056,000 PNC Mortgage Securities Corp., Series 1998-5, Class
             2A3, 6.75%, 7/25/28.................................    1,075,272
    152,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21, 7.00%, 9/25/28................................      154,744
    296,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14, 7.00%, 9/25/28................................      304,824
    382,000 PNC Mortgage Securities Corp., Series 2000-5, Class
             A2, 7.75%, 7/25/30..................................      395,870
     90,972 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22...........................       90,630
    638,571 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22...........................      657,134
    130,298 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23............................      130,507
    499,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23...........................      500,233
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23...........................      504,900
    250,000 Prudential Home Mortgage Securities, Series 1994-29,
             Class A6, 7.00%, 10/25/24...........................      260,495
    567,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26............................      575,777
     34,825 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9, 7.50%, 7/25/23...........       35,303

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:

 $  308,861 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23...........   $   311,131
  1,153,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11, 6.00%, 9/25/25..........     1,151,777
     28,338 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25...........        28,416
    418,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25..........       429,027
    318,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14, 8.00%, 9/25/25..........       327,620
     79,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26..........        80,881
    488,031 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S10, Class A6, 7.50%, 5/25/26...........       511,124
    233,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5, 7.75%, 5/25/26...........       243,302
        184 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26..........           184
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........     1,024,200
    324,951 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27...........       324,141
    559,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S15, Class A2, 7.00%, 10/25/27..........       562,432
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28...........     1,018,140
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5, 6.75%, 8/25/28...........       504,000
    300,000 Stuctured Asset Securities Corp., Series 1997-4,
             Class 2A8, 7.00%, 12/25/27..........................       306,606
    340,000 Vendee Mortgage Trust, Series 1996-3, Class 2F,
             7.75%, 11/15/22.....................................       361,743
                                                                    -----------
  Total Collateralized Mortgage Obligations                          30,636,097
                                                                    -----------

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds (15.7%):

 Automotive (0.8%):
 $  500,000 General Motors Corp., 7.70%, 4/15/16.................   $   540,625
                                                                    -----------
 Banking (2.4%):
  1,500,000 BankAmerica Corp., 7.13%, 5/12/05....................     1,592,243
                                                                    -----------
 Brokerage Services (2.9%):
  1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02.............     1,017,500
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       842,732
                                                                    -----------
                                                                      1,860,232
                                                                    -----------
 Financial Services (6.5%):
  1,000,000 Associates Corp., N.A., 7.50%, 4/15/02...............     1,023,750
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       482,876
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05..............     1,119,562
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       553,125
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,026,250
                                                                    -----------
                                                                      4,205,563
                                                                    -----------
 Retail (1.6%):
  1,000,000 May Department Stores, 8.38%, 10/1/22................     1,050,000
                                                                    -----------
 Telecommunications (1.5%):
  1,000,000 Alltel Corp., 7.00%, 3/15/16.........................     1,001,250
                                                                    -----------
  Total Corporate Bonds                                              10,249,913
                                                                    -----------
 Taxable Municipal Bonds (7.1%):
 California (0.8%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       512,500
                                                                    -----------
 Colorado (1.9%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC...........     1,251,762
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Taxable Municipal Bonds, continued:

 Georgia (1.6%):
 $1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................   $ 1,020,000
                                                                    -----------
 Illinois (0.2%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC....................       156,188
                                                                    -----------
 Missouri (1.6%):
  1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA....................................     1,050,225
                                                                    -----------
 Wisconsin (1.0%):
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102*................................................       269,100
    375,000 Wisconsin State, GO, Series D, 6.90%, 11/1/11,
             Callable 11/1/08 @ 100*.............................       394,219
                                                                    -----------
                                                                        663,319
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,653,994
                                                                    -----------
 U.S. Government Agencies (7.4%):
 Freddie Mac (2.1%):
  1,324,846 6.50%, 12/1/11, Gold Pool #E20275....................     1,362,511
                                                                    -----------
 Government National Mortgage Assoc. (5.3%):
     20,557 10.50%, 11/15/15, Pool #268347.......................        23,030
     58,710 11.00%, 2/15/16, Pool #279067........................        65,883

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:

 Government National Mortgage Assoc., continued:
 $   61,077 9.00%, 10/15/20, Pool #289412.........................   $    66,478
     94,752 9.00%, 7/15/21, Pool #308511..........................       103,131
    311,433 7.00%, 9/15/23, Pool #347688..........................       322,018
    428,960 7.50%, 11/15/23, Pool #354701.........................       447,778
    312,896 7.50%, 12/15/25, Pool #401510.........................       325,618
    375,728 8.00%, 5/15/26, Pool #428480..........................       393,632
     18,619 8.00%, 6/15/26, Pool #426149..........................        19,506
  1,673,391 7.00%, 7/15/29, Pool #490215..........................     1,719,293
                                                                     -----------
                                                                       3,486,367
                                                                     -----------
  Total U.S. Government Agencies                                       4,848,878
                                                                     -----------
 U.S. Treasury Bonds (2.0%):
  1,000,000 7.63%, 2/15/25........................................     1,281,320
                                                                     -----------
  Total U.S. Treasury Bonds                                            1,281,320
                                                                     -----------
 U.S. Treasury Notes (20.4%):
  1,150,000 6.13%, 8/31/02........................................     1,181,211
  1,400,000 4.00%, 4/30/03........................................     1,409,786
  8,100,000 3.88%, 7/31/03........................................     8,138,556
  2,000,000 5.25%, 8/15/03........................................     2,060,540
    500,000 6.75%, 5/15/05........................................       542,500
                                                                     -----------
  Total U.S. Treasury Notes                                           13,332,593
                                                                     -----------
 Investments in Affiliates (0.2%):
 Investment Companies (0.2%):
    114,877 American Performance Cash Management Fund.............       114,877
                                                                     -----------
  Total Investments in Affiliates                                        114,877
                                                                     -----------
  Total Investments (Cost $63,326,128)(a)--99.5%                      65,117,672
  Other assets in excess of liabilities--0.5%                            344,269
                                                                     -----------
  Net Assets--100.0%                                                 $65,461,941
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,831,686
      Unrealized depreciation...........    (40,142)
                                         ----------
      Net unrealized appreciation....... $1,791,544
                                         ==========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--American Municipal Bond Assurance Corp.
FSA--Financial Security Assurance
GO--General Obligations Bond
MBIA--Municipal Bond Insurance Association
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks (62.5%):
 Aerospace/Defense (0.8%):
      5,100 Esterline Technologies Corp.(b).......................   $   102,255
      7,400 The Boeing Co.........................................       378,880
                                                                     -----------
                                                                         481,135
                                                                     -----------
 Airlines (0.2%):
      7,400 Mesa Air Group, Inc.(b)...............................       108,928
                                                                     -----------
 Apparel/Footwear (0.6%):
      2,200 Footstar, Inc.(b).....................................        86,042
      3,800 Kellwood Co...........................................        82,688
      6,100 Nautica Enterprises, Inc.(b)..........................        85,705
      6,400 Phillips-Van Heusen Corp..............................        94,528
                                                                     -----------
                                                                         348,963
                                                                     -----------
 Automotive (0.6%):
      4,900 General Motors Corp. .................................       268,275
      3,300 Group 1 Automotive, Inc.(b)...........................        97,350
                                                                     -----------
                                                                         365,625
                                                                     -----------
 Automotive Parts (0.4%):
      4,000 CLARCOR, Inc..........................................       107,040
      7,700 Dana Corp.............................................       150,920
                                                                     -----------
                                                                         257,960
                                                                     -----------
 Banking (2.9%):
      8,800 Bank of America Corp. ................................       541,200
      9,800 Bank One Corp. .......................................       339,962
      2,800 BB&T Corp.............................................       102,984
      2,530 Commerce Bancorp, Inc.................................       170,902
      4,900 FirstMerit Corp. .....................................       118,482
      8,300 FleetBoston Financial Corp............................       305,689
      4,100 New York Community Bancorp, Inc.......................       152,233
                                                                     -----------
                                                                       1,731,452
                                                                     -----------
 Beverages (1.0%):
      9,000 Coca-Cola Co. ........................................       438,030
      3,600 PepsiCo, Inc..........................................       169,200
                                                                     -----------
                                                                         607,230
                                                                     -----------
 Broadcasting/Cable (0.5%):
      2,800 Clear Channel Communications, Inc.(b).................       140,756
      4,600 Comcast Corp., Class A(b).............................       168,498
                                                                     -----------
                                                                         309,254
                                                                     -----------
 Business Equipment & Services (0.7%):
      2,400 F.Y.I., Inc.(b).......................................        92,400
      2,100 Paychex, Inc. ........................................        77,847

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Business Equipment & Services, continued:
      4,000 United Stationers, Inc.(b)............................   $   126,040
      2,400 Zebra Technologies Corp., Class A(b)..................       112,368
                                                                     -----------
                                                                         408,655
                                                                     -----------
 Chemicals (0.7%):
      2,500 Cambrex Corp. ........................................       111,925
      5,200 Dow Chemical Co. .....................................       182,312
      2,500 Scotts Co., Class A(b)................................       100,325
                                                                     -----------
                                                                         394,562
                                                                     -----------
 Coal (0.2%):
      5,400 Massey Energy Co. ....................................       106,110
                                                                     -----------
 Commercial Services (0.4%):
      6,500 Aaron Rents, Inc. ....................................       114,465
      5,500 Regis Corp. ..........................................       114,675
                                                                     -----------
                                                                         229,140
                                                                     -----------
 Computer Hardware (0.2%):
     11,900 Sun Microsystems, Inc.(b).............................       136,255
                                                                     -----------
 Computer Software & Services (2.5%):
      3,900 Aspen Technology, Inc.(b).............................        64,233
      2,400 CACI International, Inc., Class A(b)..................        95,256
      2,800 FactSet Research Systems, Inc. .......................        70,980
      5,400 FileNET Corp.(b)......................................        70,146
      5,000 Hyperion Solutions Corp.(b)...........................        77,750
     13,700 Microsoft Corp.(b)....................................       781,585
     18,000 Oracle Corp.(b).......................................       219,780
      1,500 Siebel Systems, Inc.(b)...............................        32,400
      1,300 THQ, Inc.(b)..........................................        69,095
      1,100 Veritas Software Corp.(b).............................        31,592
                                                                     -----------
                                                                       1,512,817
                                                                     -----------
 Computers & Peripherals (2.5%):
      4,000 Anixter International, Inc.(b)........................       124,520
      1,700 Black Box Corp.(b)....................................        79,577
     20,700 Cisco Systems, Inc.(b)................................       338,031
      8,700 Dell Computer Corp.(b)................................       186,006
      4,600 EMC Corp.(b)..........................................        71,116
      6,600 Hewlett-Packard Co. ..................................       153,186
      5,400 International Business Machines Corp. ................       540,000
                                                                     -----------
                                                                       1,492,436
                                                                     -----------
 Consumer Products (2.2%):
      2,300 Avon Products, Inc. ..................................       106,099

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Consumer Products, continued:
     17,300 Fortune Brands, Inc. .................................   $   661,725
      7,200 Goodyear Tire & Rubber Co. ...........................       176,400
      3,700 Philip Morris Companies, Inc. ........................       175,380
      2,900 Procter & Gamble Co. .................................       215,035
                                                                     -----------
                                                                       1,334,639
                                                                     -----------
 Diversified Manufacturing Operations (3.7%):
      4,300 Emerson Electric Co. .................................       230,480
     26,700 General Electric Co. .................................     1,094,166
      3,300 IDEX Corp. ...........................................       118,140
      4,200 ITT Industries, Inc. .................................       189,630
      3,000 Johnson Controls, Inc. ...............................       219,750
      1,000 Minnesota Mining & Manufacturing Co. .................       104,100
      2,400 Roper Industries, Inc. ...............................        98,400
      2,700 Tyco International Ltd. ..............................       140,265
                                                                     -----------
                                                                       2,194,931
                                                                     -----------
 Electronic Components/Instruments (1.1%):
      2,800 Advanced Energy Industries, Inc.(b)...................        64,820
      2,300 Coherent, Inc.(b).....................................        81,420
      3,000 Electro Scientific Industries, Inc.(b)................        84,000
      3,200 Harman International Industries, Inc. ................       131,520
     10,400 Motorola, Inc. .......................................       180,960
      8,700 Pioneer-Standard Electronics, Inc. ...................       104,487
                                                                     -----------
                                                                         647,207
                                                                     -----------
 Entertainment (2.6%):
     18,200 AOL Time Warner, Inc.(b)..............................       679,770
      8,800 Aztar Corp.(b)........................................       142,032
      2,700 Polaris Industries, Inc. .............................       135,945
     11,900 The Walt Disney Co. ..................................       302,617
      7,700 Viacom, Inc., Class B(b)..............................       326,480
                                                                     -----------
                                                                       1,586,844
                                                                     -----------
 Financial Services (5.2%):
     13,900 Allied Capital Corp. .................................       328,040
      5,700 American Express Co. .................................       207,594
      1,600 Capital One Financial Corp. ..........................        88,976
     18,400 Citigroup, Inc. ......................................       841,799
      2,400 Downey Financial Corp. ...............................       114,600
      2,500 Freddie Mac...........................................       157,200
     13,100 J.P. Morgan Chase & Co. ..............................       516,140
      2,200 Legg Mason, Inc. .....................................        98,362

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Financial Services, continued:
      3,800 Merrill Lynch & Co. ..................................   $   196,080
      7,000 Morgan Stanley Dean Witter & Co. .....................       373,450
      2,100 Providian Financial Corp. ............................        82,026
      1,700 SEI Investments Co. ..................................        69,768
                                                                     -----------
                                                                       3,074,035
                                                                     -----------
 Food Products & Services (1.1%):
      3,900 Fleming Companies, Inc. ..............................       115,440
      3,200 Performance Food Group Co.(b).........................       108,032
      3,500 Smithfield Foods, Inc.(b).............................       154,875
      9,600 SUPERVALU, Inc. ......................................       201,408
      3,000 Whole Foods Market, Inc.(b)...........................       105,570
                                                                     -----------
                                                                         685,325
                                                                     -----------
 Gas Distribution (0.1%):
      3,200 Energen Corp. ........................................        81,280
                                                                     -----------
 Health Care (2.2%):
      2,200 Accredo Health, Inc.(b)...............................        81,070
      1,400 AdvancePCS(b).........................................       104,944
      1,800 Cerner Corp.(b).......................................        87,282
      3,300 Cognex Corp.(b).......................................        91,344
      5,500 Coventry Health Care, Inc.(b).........................       128,425
      8,500 Johnson & Johnson.....................................       448,035
      2,900 Medtronic, Inc. ......................................       132,066
      5,400 Owens & Minor, Inc. ..................................       109,620
      3,200 Universal Health Services, Inc., Class B(b)...........       151,360
                                                                     -----------
                                                                       1,334,146
                                                                     -----------
 Home Builders (0.5%):
      3,863 D.R. Horton, Inc. ....................................        97,502
      2,200 Ryland Group, Inc. ...................................       118,360
      2,700 Toll Brothers, Inc.(b)................................        99,360
                                                                     -----------
                                                                         315,222
                                                                     -----------
 Hotels & Lodging (0.3%):
      3,600 Marriott International, Inc. .........................       157,860
                                                                     -----------
 Insurance (3.1%):
      4,600 Allstate Corp. .......................................       156,078
     11,658 American International Group, Inc. ...................       911,663
      4,620 Fidelity National Financial, Inc. ....................       111,989
      6,200 First American Corp. .................................       113,460
     11,300 Loews Corp. ..........................................       551,666
                                                                     -----------
                                                                       1,844,856
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Machinery & Equipment (0.5%):
      2,800 Caterpillar, Inc. ....................................   $   140,000
      8,800 JLG Industries, Inc. .................................       104,016
      3,200 Lincoln Electric Holdings, Inc. ......................        72,000
                                                                     -----------
                                                                         316,016
                                                                     -----------
 Medical--Biotechnology (0.4%):
      2,900 Pharmaceutical Product Development, Inc.(b)...........        87,464
      1,900 Syncor International Corp.(b).........................        69,426
      3,300 Techne Corp.(b).......................................       104,577
                                                                     -----------
                                                                         261,467
                                                                     -----------
 Medical Equipment & Supplies (0.9%):
      4,000 Patterson Dental Co.(b)...............................       137,160
      1,800 ResMed, Inc.(b).......................................        98,910
      2,400 Respironics, Inc.(b)..................................        80,424
      6,780 SpaceLabs Medical, Inc.(b)............................        93,903
      1,800 Varian Medical Systems, Inc.(b).......................       118,800
        710 Zimmer Holdings, Inc.(b)..............................        19,312
                                                                     -----------
                                                                         548,509
                                                                     -----------
 Metals--Processing & Fabrication (0.6%):
      9,900 A.M. Castle & Co. ....................................       114,741
     12,500 Amcast Industrial Corp. ..............................       104,375
      3,600 Shaw Group, Inc.(b)...................................        98,460
      2,800 Stillwater Mining Co.(b)..............................        73,360
                                                                     -----------
                                                                         390,936
                                                                     -----------
 Oil & Gas Exploration, Production and Services (2.1%):
      3,700 Helmerich & Payne, Inc. ..............................       113,072
      1,300 HS Resources, Inc.(b).................................        81,487
      1,800 Kerr-McGee Corp. .....................................       105,138
      2,300 Louis Dreyfus Natural Gas Corp.(b)....................        76,475
      3,000 Newfield Exploration Co.(b)...........................        98,880
      4,900 Remington Oil & Gas Corp.(b)..........................        73,206
     12,900 Seitel, Inc.(b).......................................       141,900
      7,800 Tidewater, Inc. ......................................       242,658
      2,200 Ultramar Diamond Shamrock Corp. ......................       113,608
      4,300 Vintage Petroleum, Inc. ..............................        76,755
     10,150 XTO Energy, Inc. .....................................       143,115
                                                                     -----------
                                                                       1,266,294
                                                                     -----------
 Oil--Integrated Companies (2.9%):
      3,400 Conoco, Inc., Class B.................................       100,708
     19,600 Exxon Mobil Corp. ....................................       786,940
      4,200 Murphy Oil Corp. .....................................       317,100

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Oil--Integrated Companies, continued:
      7,700 Occidental Petroleum Corp. ...........................   $   211,904
      6,100 Royal Dutch Petroleum Co. ............................       345,443
                                                                     -----------
                                                                       1,762,095
                                                                     -----------
 Paper Products (0.4%):
      4,600 Georgia-Pacific Group.................................       168,084
      1,500 Kimberly-Clark Corp. .................................        93,075
                                                                     -----------
                                                                         261,159
                                                                     -----------
 Pharmaceuticals (5.1%):
      5,300 Abbott Laboratories...................................       263,410
      4,500 American Home Products Corp. .........................       252,000
      1,700 Amgen, Inc.(b)........................................       109,310
      5,700 Bristol-Myers Squibb Co. .............................       319,998
      1,300 Cardinal Health, Inc. ................................        94,822
      2,100 Cephalon, Inc.(b).....................................       124,362
      1,800 Eli Lilly & Co. ......................................       139,734
      2,500 Medicis Pharmaceutical Corp., Class A(b)..............       122,775
      6,200 Merck & Co., Inc. ....................................       403,620
     18,400 Pfizer, Inc. .........................................       704,904
      9,900 Pharmacia Corp. ......................................       392,040
      3,000 Schering-Plough Corp. ................................       114,390
                                                                     -----------
                                                                       3,041,365
                                                                     -----------
 Restaurants (0.4%):
      3,450 Applebee's International, Inc. .......................       111,435
      4,350 Cheesecake Factory, Inc.(b)...........................       132,240
                                                                     -----------
                                                                         243,675
                                                                     -----------
 Retail (3.6%):
      2,400 99 Cents Only Stores(b)...............................        73,416
      8,100 Home Depot, Inc. .....................................       372,195
      3,800 Insight Enterprises, Inc.(b)..........................        71,250
      2,000 Kohl's Corp.(b).......................................       111,000
      2,800 Linens'n Things, Inc.(b)..............................        72,800
      3,900 May Department Stores Co. ............................       131,235
      3,800 Men's Wearhouse, Inc.(b)..............................        96,520
      2,500 Michaels Stores, Inc.(b)..............................       105,050
      4,000 School Specialty, Inc.(b).............................       121,796
      8,100 Sears, Roebuck & Co. .................................       346,275
     12,500 Wal-Mart Stores, Inc. ................................       600,625
      2,200 Walgreen Co. .........................................        75,570
                                                                     -----------
                                                                       2,177,732
                                                                     -----------
 Semiconductors (2.6%):
      8,300 Alliance Semiconductor Corp.(b).......................        84,245
      2,200 Alpha Industries, Inc.(b).............................        69,872

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Semiconductors, continued:
      7,300 Applied Industrial Technologies, Inc..................   $   130,816
      4,700 Applied Materials, Inc.(b)............................       202,523
      6,300 Axcelis Technologies, Inc.(b).........................        87,885
      8,600 Bell Microproducts, Inc.(b)...........................        81,442
      2,900 Helix Technology Corp. ...............................        66,700
     20,600 Intel Corp. ..........................................       575,976
      2,800 Photronics, Inc.(b)...................................        66,808
      6,900 Texas Instruments, Inc. ..............................       228,390
                                                                     -----------
                                                                       1,594,657
                                                                     -----------
 Telecommunications (3.3%):
      8,000 AT&T Corp. ...........................................       152,320
     10,000 AT&T Wireless Services, Inc.(b).......................       155,000
      5,300 BellSouth Corp. ......................................       197,690
      1,700 QUALCOMM, Inc.(b).....................................       100,045
      6,200 Qwest Communications International, Inc...............       133,300
      9,700 SBC Communications, Inc. .............................       396,827
      1,500 Telephone & Data Systems, Inc. .......................       154,875
     11,400 Verizon Communications, Inc. .........................       570,000
     11,300 WorldCom, Inc.--WorldCom Group(b).....................       145,318
                                                                     -----------
                                                                       2,005,375
                                                                     -----------
 Textile Products (0.1%):
     12,900 Interface, Inc., Class A..............................        75,465
                                                                     -----------
 Transportation & Shipping (1.2%):
      3,600 Arkansas Best Corp.(b)................................        95,652
      4,600 Roadway Express, Inc. ................................       132,158
      6,000 Union Pacific Corp....................................       319,620
      6,000 Yellow Corp.(b).......................................       159,660
                                                                     -----------
                                                                         707,090
                                                                     -----------
 Utilities--Electric (1.3%):
      6,300 Avista Corp. .........................................       102,501
      5,000 Bangor Hydro-Electric Co. ............................       132,850
      6,500 CMS Energy Corp. .....................................       152,490
      3,500 Hawaiian Electric Industries, Inc. ...................       138,880
      5,900 TXU Corp. ............................................       280,132
                                                                     -----------
                                                                         806,853
                                                                     -----------
 Utilities--Natural Gas (0.7%):
      5,200 El Paso Corp..........................................       252,668
      6,000 Williams Companies, Inc. .............................       195,300
                                                                     -----------
                                                                         447,968
                                                                     -----------

  Shares or
  Principal                        Security                           Market
   Amount                        Description                           Value
  --------- -----------------------------------------------------   -----------

 Common Stocks, continued:
 Utilities--Water (0.1%):
      2,300 American States Water Co. ...........................   $    87,055
                                                                    -----------
  Total Common Stocks                                                37,740,578
                                                                    -----------
 Asset Backed Securities (0.2%):
 $   10,080 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        10,103
    105,119 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       107,467
                                                                    -----------
  Total Asset Backed Securities                                         117,570
                                                                    -----------
 Collateralized Mortgage Obligations (15.4%):
    500,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 1/25/28..................................       506,500
    525,000 Chase Mortgage Finance Corp., Series 1993-L, Class
             2A12, 7.00%, 10/25/24...............................       530,035
    500,000 Chase Mortgage Finance Corp., Series 1999-S5, Class
             A7, 6.50%, 5/25/29..................................       507,025
    300,000 Fannie Mae, 7.50%, 4/16/07, Callable 4/16/02 @ 100...       305,798
    421,000 Fannie Mae, Series 1992-198, Class N, 7.50%,
             9/25/22.............................................       439,032
     80,000 Fannie Mae, Series 1997-16, Class HA, 7.00%,
             2/18/25.............................................        81,622
    760,000 Freddie Mac, Series 1443,
             Class I, 7.50%, 12/15/22............................       792,850
     50,217 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23...........        50,894
    138,509 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27............       139,110
    726,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 1A17, 7.25%, 10/25/27..........       741,776
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28............     1,014,199
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26............................       506,040
    490,480 Government National Mortgage Assoc., Series 2001-6,
             Class YA, 7.00%, 3/20/31............................       488,564

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares or
  Principal                        Security                           Market
   Amount                        Description                           Value
  --------- -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  295,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4, 7.50%, 9/25/25............................   $   300,546
    110,717 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26..................................       112,553
    472,379 Prudential Home Mortgage Securities, Series 1993-43,
             Class A9, 6.75%, 10/25/23...........................       478,354
  1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23...........................     1,009,800
     75,934 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24............................        76,161
    143,701 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7, 6.88%, 5/25/24............................       145,002
    214,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13, 7.00%, 3/25/26...........................       215,203
    123,544 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23...........       124,452
    192,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S2, Class A5, 6.63%, 1/25/24............       194,283
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........       512,100
                                                                    -----------
  Total Collateralized Mortgage Obligations                           9,271,899
                                                                    -----------
 Corporate Bonds (3.7%):
 Banking (0.9%):
    250,000 BankAmerica Corp., 7.13%, 5/12/05....................       265,373
    250,000 J.P. Morgan, 6.25%, 12/15/05.........................       258,263
                                                                    -----------
                                                                        523,636
                                                                    -----------
 Brokerage Services (0.8%):
    200,000 Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02...       204,646
    250,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       263,354
                                                                    -----------
                                                                        468,000
                                                                    -----------

  Shares or
  Principal                        Security                           Market
   Amount                        Description                           Value
  --------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Financial Services (1.5%):
 $  250,000 Associates Corp. N.A., 6.00%, 12/1/02................   $   256,220
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       482,876
    200,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       206,698
                                                                    -----------
                                                                        945,794
                                                                    -----------
 Retail Stores (0.5%):
    250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13.................       280,053
                                                                    -----------
  Total Corporate Bonds                                               2,217,483
                                                                    -----------
 Taxable Municipal Bonds (0.9%):
 Georgia (0.6%):
    350,000 Cedartown Development Authority, 7.00%, 2/1/22,
             Callable 2/1/07 @ 102,
             Insured by: AMBAC...................................       356,780
                                                                    -----------
 Louisiana (0.3%):
    170,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................       176,968
                                                                    -----------
  Total Taxable Municipal Bonds                                         533,748
                                                                    -----------
 U.S. Government Agencies (2.6%):
 Freddie Mac (0.2%):
    132,485 6.50%, 12/1/11,
             Gold Pool #E20275...................................       136,251
                                                                    -----------
 Government National Mortgage Assoc. (2.4%):
    296,169 7.00%, 1/15/26, Pool #421420.........................       305,424
    101,332 6.00%, 2/20/26, Pool #2166...........................       100,351
    326,727 8.00%, 6/15/26, Pool #423563.........................       342,246
    686,280 7.00%, 7/15/29, Pool #492747.........................       705,153
                                                                    -----------
                                                                      1,453,174
                                                                    -----------
  Total U.S. Government Agencies                                      1,589,425
                                                                    -----------
 U.S. Treasury Bonds (4.6%):
    525,000 6.25%, 8/15/23.......................................       575,490
  2,000,000 6.13%, 11/15/27......................................     2,181,095
                                                                    -----------
  Total U.S. Treasury Bonds                                           2,756,585
                                                                    -----------
 U.S. Treasury Notes (7.1%):
    400,000 5.88%, 11/30/01......................................       402,266
  1,000,000 6.50%, 5/31/02.......................................     1,023,125
  1,000,000 3.88%, 7/31/03.......................................     1,004,760
  1,000,000 6.00%, 8/15/04.......................................     1,055,234

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 U.S. Treasury Notes, continued:
 $  250,000 6.75%, 5/15/05........................................   $   271,250
    500,000 4.63%, 5/15/06........................................       505,176
                                                                     -----------
  Total U.S. Treasury Notes                                            4,261,811
                                                                     -----------

  Shares or
  Principal                        Security                            Market
   Amount                         Description                           Value
  --------- ------------------------------------------------------   -----------

 Investments in Affiliates (2.6%):
 Investment Companies (2.6%):
  1,540,567 American Performance Cash Management Fund.............   $ 1,540,567
                                                                     -----------
  Total Investments in Affiliates                                      1,540,567
                                                                     -----------
  Total Investments (Cost $57,098,819)(a)--99.6%                      60,029,666
  Other assets in excess of liabilities--0.4%                            219,746
                                                                     -----------
  Net Assets--100.0%                                                 $60,249,412
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $753,155. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......... $4,990,987
      Unrealized depreciation.......... (2,813,295)
                                        ----------
      Net unrealized appreciation...... $2,177,692
                                        ==========

(b) Represents non-income producing securities.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

                                  Security
   Shares                        Description                        Market Value
  -------- ------------------------------------------------------   ------------

 Common Stocks (96.3%):
 Aerospace/Defense (1.8%):
     7,900 Northrop Grumman Corp. ...............................   $    647,800
    26,100 The Boeing Co. .......................................      1,336,320
                                                                    ------------
                                                                       1,984,120
                                                                    ------------
 Airlines (0.5%):
    12,900 Delta Air Lines, Inc. ................................        497,940
                                                                    ------------
 Automotive (2.0%):
    30,300 Ford Motor Co. .......................................        602,061
    29,600 General Motors Corp. .................................      1,620,600
                                                                    ------------
                                                                       2,222,661
                                                                    ------------
 Automotive Parts (0.6%):
    31,900 Dana Corp. ...........................................        625,240
                                                                    ------------
 Banking (8.3%):
    44,400 Bank of America Corp. ................................      2,730,600
    31,700 Bank One Corp. .......................................      1,099,673
    18,900 BB&T Corp. ...........................................        695,142
    29,900 First Union Corp. ....................................      1,029,158
    33,200 FleetBoston Financial Corp. ..........................      1,222,756
     9,000 SunTrust Banks, Inc. .................................        614,700
    37,100 U.S. Bancorp..........................................        899,304
    22,000 Washington Mutual, Inc. ..............................        823,680
                                                                    ------------
                                                                       9,115,013
                                                                    ------------
 Broadcasting/Cable (1.9%):
    16,600 Clear Channel Communications, Inc.(b).................        834,482
    14,400 Comcast Corp., Class A(b).............................        527,472
    48,000 Liberty Media Corp., Class A(b).......................        729,600
                                                                    ------------
                                                                       2,091,554
                                                                    ------------
 Business Equipment & Services (0.6%):
    27,000 Viad Corp. ...........................................        710,100
                                                                    ------------
 Chemicals (2.0%):
    16,900 Cabot Corp. ..........................................        682,253
    27,900 Dow Chemical Co. .....................................        978,174
    12,500 Eastman Chemical Co. .................................        484,875
                                                                    ------------
                                                                       2,145,302
                                                                    ------------
 Computer Software & Services (1.2%):
    25,000 Computer Associates International, Inc. ..............        776,250
     8,400 Electronic Data Systems Corp. ........................        495,432
                                                                    ------------
                                                                       1,271,682
                                                                    ------------
 Computers & Peripherals (1.4%):
    46,600 Compaq Computer Corp. ................................        575,510
    43,600 Hewlett-Packard Co. ..................................      1,011,956
                                                                    ------------
                                                                       1,587,466
                                                                    ------------

                                  Security
   Shares                        Description                        Market Value
  -------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Construction (0.7%):
    16,300 Centex Corp. .........................................   $    713,940
                                                                    ------------
 Consumer Products (2.1%):
    47,300 Fortune Brands, Inc. .................................      1,809,225
    23,300 Newell Rubbermaid, Inc. ..............................        533,570
                                                                    ------------
                                                                       2,342,795
                                                                    ------------
 Diversified Manufacturing Operations (3.3%):
    12,800 Emerson Electric Co. .................................        686,080
    17,400 Honeywell International, Inc. ........................        648,324
    17,900 ITT Industries, Inc. .................................        808,185
     6,300 Minnesota Mining & Manufacturing Co. .................        655,830
    11,800 United Technologies Corp. ............................        807,120
                                                                    ------------
                                                                       3,605,539
                                                                    ------------
 Electronic Components/Instruments (2.6%):
    10,200 Cooper Industries, Inc. ..............................        572,730
    60,400 JDS Uniphase Corp.(b).................................        425,820
    54,600 Motorola, Inc. .......................................        950,040
    74,300 Nortel Networks Corp. ................................        465,118
    29,400 Solectron Corp.(b)....................................        399,840
                                                                    ------------
                                                                       2,813,548
                                                                    ------------
 Entertainment (6.0%):
    98,500 AOL Time Warner, Inc.(b)..............................      3,678,975
    42,800 The Walt Disney Co. ..................................      1,088,404
    43,000 Viacom, Inc., Class B(b)..............................      1,823,200
                                                                    ------------
                                                                       6,590,579
                                                                    ------------
 Financial Services (12.6%):
    32,500 Allied Capital Corp. .................................        767,000
    99,500 Citigroup, Inc. ......................................      4,552,125
    17,600 Freddie Mac...........................................      1,106,688
    47,500 J.P. Morgan Chase & Co. ..............................      1,871,500
     9,700 Lehman Brothers Holdings, Inc. .......................        636,805
    25,200 MBNA Corp. ...........................................        875,952
    22,100 Merrill Lynch & Co. ..................................      1,140,360
    30,600 Morgan Stanley Dean Witter & Co. .....................      1,632,510
    28,300 Wells Fargo & Co. ....................................      1,302,083
                                                                    ------------
                                                                      13,885,023
                                                                    ------------
 Food Products & Services (2.8%):
    69,720 Archer Daniels Midland Co. ...........................        936,340
    24,600 ConAgra, Inc. ........................................        564,570
    12,500 Safeway, Inc.(b)......................................        563,875
    48,400 Supervalu, Inc. ......................................      1,015,432
                                                                    ------------
                                                                       3,080,217
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

                                Security
   Shares                      Description                      Market Value
  -------- --------------------------------------------------   ------------

 Common Stocks, continued:
 Insurance (8.7%):
    17,200 Allstate Corp. ...................................   $    583,596
    52,469 American International Group, Inc. ...............      4,103,091
    14,400 Hartford Financial Services Group, Inc. ..........        933,120
    19,500 Lincoln National Corp. ...........................        972,270
    33,700 Loews Corp. ......................................      1,645,234
    17,600 MetLife, Inc. ....................................        536,800
    27,000 UnumProvident Corp. ..............................        756,540
                                                                ------------
                                                                   9,530,651
                                                                ------------
 Metals (0.7%):
    20,100 Alcoa, Inc. ......................................        766,212
                                                                ------------
 Oil & Gas Exploration, Production and Services (4.4%):
    10,500 Amerada Hess Corp. ...............................        815,955
    16,700 Enron Corp. ......................................        584,333
    29,800 Helmerich & Payne, Inc. ..........................        910,688
    18,000 Kerr-McGee Corp. .................................      1,051,380
    15,300 Phillips Petroleum Co. ...........................        879,750
    20,200 Tidewater, Inc. ..................................        628,422
                                                                ------------
                                                                   4,870,528
                                                                ------------
 Oil--Integrated Companies (9.4%):
     8,500 Chevron Corp. ....................................        771,375
    23,300 Conoco, Inc., Class B.............................        690,146
   123,300 Exxon Mobil Corp. ................................      4,950,495
    53,200 Occidental Petroleum Corp. .......................      1,464,064
    44,200 Royal Dutch Petroleum Co. ........................      2,503,046
                                                                ------------
                                                                  10,379,126
                                                                ------------
 Paper Products (1.3%):
    20,000 Georgia--Pacific Group............................        730,800
    16,100 International Paper Co. ..........................        645,932
                                                                ------------
                                                                   1,376,732
                                                                ------------
 Pharmaceuticals (1.6%):
    10,700 Abbott Laboratories...............................        531,790
    16,900 Pfizer, Inc. .....................................        647,439
    13,500 Pharmacia Corp. ..................................        534,600
                                                                ------------
                                                                   1,713,829
                                                                ------------
 Printing & Publishing (0.7%):
    27,100 R.R. Donnelley & Sons Co. ........................        808,122
                                                                ------------
 Retail (3.0%):
    17,200 Federated Department Stores, Inc.(b)..............        624,532
    14,000 Lowe's Cos., Inc. ................................        520,800

                                  Security
   Shares                        Description                        Market Value
  -------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Retail, continued:
    28,300 May Department Stores Co. ............................   $    952,295
    27,900 Sears, Roebuck & Co. .................................      1,192,725
                                                                    ------------
                                                                       3,290,352
                                                                    ------------
 Semiconductors (2.3%):
    15,400 Applied Materials, Inc.(b)............................        663,586
    17,200 Micron Technology, Inc.(b)............................        646,892
    36,500 Texas Instruments, Inc. ..............................      1,208,150
                                                                    ------------
                                                                       2,518,628
                                                                    ------------
 Telecommunications (8.8%):
    10,900 ALLTEL Corp. .........................................        632,200
    73,100 AT&T Corp. ...........................................      1,391,824
    53,600 AT&T Wireless Services, Inc.(b).......................        830,800
    40,600 BellSouth Corp. ......................................      1,514,380
    44,300 Qwest Communications International, Inc. .............        952,450
    66,100 Verizon Communications, Inc. .........................      3,305,000
    80,900 WorldCom, Inc.--WorldCom Group(b).....................      1,040,374
                                                                    ------------
                                                                       9,667,028
                                                                    ------------
 Utilities--Electric (3.0%):
    19,600 AES Corp. (b).........................................        649,152
    20,000 Duke Energy Corp. ....................................        786,200
    17,700 Reliant Energy, Inc. .................................        532,062
    27,300 TXU Corp. ............................................      1,296,204
                                                                    ------------
                                                                       3,263,618
                                                                    ------------
 Utilities--Natural Gas (2.0%):
    23,400 El Paso Corp. ........................................      1,137,006
    31,300 Williams Companies, Inc. .............................      1,018,815
                                                                    ------------
                                                                       2,155,821
                                                                    ------------
  Total Common Stocks                                                105,623,366
                                                                    ------------
 Investments in Affiliates (3.5%):
 Investment Companies (3.5%):
 3,876,491 American Performance Cash Management Fund.............      3,876,491
                                                                    ------------
  Total Investments in Affiliates                                      3,876,491
                                                                    ------------
  Total Investments (Cost $114,735,394) (a)--99.8%                   109,499,857
  Other assets in excess of liabilities--0.2%                            185,232
                                                                    ------------
  Net Assets--100.0%                                                $109,685,089
                                                                    ============

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001
--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,253,785. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation........ $  7,342,893
      Unrealized depreciation........  (14,832,215)
                                      ------------
      Net unrealized depreciation.... $ (7,489,322)
                                      ============

(b)  Represents non-income producing securities.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

                                   Security                            Market
   Shares                        Description                            Value
  -------- -------------------------------------------------------   -----------

 Common Stocks (98.1%):
 Beverages (5.0%):
    59,300 Coca-Cola Co. .........................................   $ 2,886,131
    33,600 PepsiCo, Inc. .........................................     1,579,200
                                                                     -----------
                                                                       4,465,331
                                                                     -----------
 Business Equipment & Services (0.9%):
    22,700 Paychex, Inc. .........................................       841,489
                                                                     -----------
 Computer Hardware (0.9%):
    71,400 Sun Microsystems, Inc.(b)..............................       817,530
                                                                     -----------
 Computer Software & Services (7.8%):
    96,400 Microsoft Corp.(b).....................................     5,499,620
   123,500 Oracle Corp.(b)........................................     1,507,935
                                                                     -----------
                                                                       7,007,555
                                                                     -----------
 Computers & Peripherals (8.8%):
   143,700 Cisco Systems, Inc.(b).................................     2,346,621
    59,400 Dell Computer Corp.(b).................................     1,269,972
    54,100 EMC Corp.(b)...........................................       836,386
    34,400 International Business Machines Corp. .................     3,440,000
                                                                     -----------
                                                                       7,892,979
                                                                     -----------
 Consumer Products (6.1%):
    22,000 Avon Products, Inc. ...................................     1,014,860
    17,200 Colgate-Palmolive Co. .................................       931,380
    28,400 Philip Morris Companies, Inc. .........................     1,346,160
    29,300 Procter & Gamble Co. ..................................     2,172,595
                                                                     -----------
                                                                       5,464,995
                                                                     -----------
 Diversified Manufacturing Operations (10.5%):
   184,800 General Electric Co. ..................................     7,573,104
     8,600 Minnesota Mining & Manufacturing Co. ..................       895,260
    13,000 United Technologies Corp. .............................       889,200
                                                                     -----------
                                                                       9,357,564
                                                                     -----------
 Financial Services (5.6%):
    28,700 American Express Co. ..................................     1,045,254
    14,700 Fannie Mae.............................................     1,120,287
    21,000 MBNA Corp. ............................................       729,960
    18,100 Providian Financial Corp. .............................       706,986
    16,000 SEI Investments Co. ...................................       656,640
    15,400 State Street Corp. ....................................       747,824
                                                                     -----------
                                                                       5,006,951
                                                                     -----------
 Health Care (5.9%):
    18,600 Express Scripts, Inc., Class A(b)......................       995,472
    53,600 Johnson & Johnson......................................     2,825,256
    32,200 Medtronic, Inc. .......................................     1,466,388
                                                                     -----------
                                                                       5,287,116
                                                                     -----------

                                   Security                            Market
   Shares                        Description                            Value
  -------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Insurance (1.2%):
    22,500 Loews Corp. ...........................................   $ 1,098,450
                                                                     -----------
 Oil & Gas Exploration, Production and Services (1.2%):
    20,600 Ultramar Diamond Shamrock Corp. .......................     1,063,784
                                                                     -----------
 Oil-Integrated Companies (1.3%):
    37,800 Conoco, Inc., Class B..................................     1,119,636
                                                                     -----------
 Paper Products (1.3%):
    18,900 Kimberly-Clark Corp. ..................................     1,172,745
                                                                     -----------
 Pharmaceuticals (20.9%):
    30,300 Abbott Laboratories....................................     1,505,910
    23,100 American Home Products Corp. ..........................     1,293,600
    19,100 Amgen, Inc.(b).........................................     1,228,130
    38,900 Bristol-Myers Squibb Co. ..............................     2,183,846
    13,100 Cardinal Health, Inc. .................................       955,514
    18,300 Eli Lilly & Co. .......................................     1,420,629
    42,600 Merck & Co., Inc. .....................................     2,773,260
   120,700 Pfizer, Inc. ..........................................     4,624,017
    33,600 Pharmacia Corp. .......................................     1,330,560
    33,800 Schering-Plough Corp. .................................     1,288,794
                                                                     -----------
                                                                      18,604,260
                                                                     -----------
 Retail (10.6%):
    53,600 Home Depot, Inc. ......................................     2,462,920
    16,500 Kohl's Corp.(b)........................................       915,750
    21,000 Sears, Roebuck & Co. ..................................       897,750
    90,200 Wal-Mart Stores, Inc. .................................     4,334,110
    24,100 Walgreen Co. ..........................................       827,835
                                                                     -----------
                                                                       9,438,365
                                                                     -----------
 Semiconductors (5.6%):
    27,600 Applied Materials, Inc.(b).............................     1,189,284
   136,100 Intel Corp. ...........................................     3,805,356
                                                                     -----------
                                                                       4,994,640
                                                                     -----------
 Telecommunications (3.8%):
    20,000 QUALCOMM, Inc.(b)......................................     1,177,000
    54,600 SBC Communications, Inc. ..............................     2,233,686
                                                                     -----------
                                                                       3,410,686
                                                                     -----------
 Television (0.7%):
    21,500 Univision Communications, Inc., Class A(b).............       641,345
                                                                     -----------
  Total Common Stocks                                                 87,685,421
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

                                   Security                            Market
   Shares                        Description                            Value
  -------- -------------------------------------------------------   -----------

 Investments in Affiliates (1.9%):
 Investment Companies (1.9%):
 1,725,500 American Performance Cash Management Fund .............   $ 1,725,500
                                                                     -----------
  Total Investments in Affiliates                                      1,725,500
                                                                     -----------
  Total Investments (Cost $71,010,264)
   (a)--100.0%                                                        89,410,921
  Other assets in excess of liabilities--0.0%                             27,600
                                                                     -----------
  Net Assets--100.0%                                                 $89,438,521
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $832,649. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......... $23,993,114
      Unrealized depreciation..........  (6,425,106)
                                        -----------
      Net unrealized appreciation...... $17,568,008
                                        ===========

(b) Represents non-income producing securities.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2001

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Common Stocks (98.7%):
 Airlines (1.0%):
     5,100 Mesa Air Group, Inc.(b).................................   $   75,072
                                                                      ----------
 Apparel/Footwear (3.3%):
     1,400 Footstar, Inc.(b).......................................       54,754
     3,000 Kellwood Co. ...........................................       65,280
     4,000 Nautica Enterprises, Inc.(b)............................       56,200
     4,800 Phillips-Van Heusen Corp. ..............................       70,896
                                                                      ----------
                                                                         247,130
                                                                      ----------
 Automotive (0.9%):
     2,300 Group 1 Automotive, Inc.(b).............................       67,850
                                                                      ----------
 Automotive Parts (2.0%):
     2,900 CLARCOR, Inc. ..........................................       77,604
     6,400 TBC Corp.(b)............................................       70,272
                                                                      ----------
                                                                         147,876
                                                                      ----------
 Banking (4.4%):
     1,400 Commerce Bancorp, Inc. .................................       94,570
     3,600 Cullen/Frost Bankers, Inc. .............................      128,700
     4,300 Washington Federal, Inc. ...............................      106,726
                                                                      ----------
                                                                         329,996
                                                                      ----------
 Beverages (1.0%):
     1,800 Constellation Brands, Inc.(b)...........................       76,230
                                                                      ----------
 Building Materials (1.7%):
     1,900 Butler Manufacturing Co. ...............................       46,531
     3,000 Hughes Supply, Inc. ....................................       82,050
                                                                      ----------
                                                                         128,581
                                                                      ----------
 Business Equipment & Services (6.6%):
     2,100 Adminstaff, Inc.(b).....................................       70,980
     1,600 F.Y.I., Inc.(b).........................................       61,600
     1,400 Fair Issac & Co., Inc. .................................       85,400
     4,500 Standard Register Co. ..................................       84,825
     3,000 United Stationers, Inc.(b)..............................       94,530
     1,800 Zebra Technologies Corp., Class A(b)....................       84,276
                                                                      ----------
                                                                         481,611
                                                                      ----------
 Chemicals (2.0%):
     1,700 Cambrex Corp. ..........................................       76,109
     1,800 Scotts Co., Class A(b)..................................       72,234
                                                                      ----------
                                                                         148,343
                                                                      ----------
 Coal (0.9%):
     3,400 Massey Energy Co. ......................................       66,810
                                                                      ----------
 Commercial Services (1.0%):
     3,600 Regis Corp..............................................       75,060
                                                                      ----------

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Computer Software & Services (3.1%):
     3,000 Aspen Technology, Inc.(b)...............................   $   49,410
     3,900 FileNET Corp.(b)........................................       50,661
     2,100 National Data Corp. ....................................       81,081
     1,000 THQ, Inc.(b)............................................       53,150
                                                                      ----------
                                                                         234,302
                                                                      ----------
 Computers & Peripherals (1.8%):
     2,700 Anixter International, Inc.(b)..........................       84,051
     1,100 Black Box Corp.(b)......................................       51,491
                                                                      ----------
                                                                         135,542
                                                                      ----------
 Diversified Manufacturing Operations (2.1%):
     2,400 IDEX Corp. .............................................       85,920
     1,700 Roper Industries, Inc. .................................       69,700
                                                                      ----------
                                                                         155,620
                                                                      ----------
 Educational Services (0.6%):
     1,300 ITT Educational Services, Inc.(b).......................       43,342
                                                                      ----------
 Electronic Components/Instruments (5.2%):
     2,000 Advanced Energy Industries, Inc.(b).....................       46,300
     2,400 Benchmark Electronics, Inc.(b)..........................       59,520
     1,600 Coherent, Inc.(b).......................................       56,640
     2,100 Electro Scientific Industries, Inc.(b)..................       58,800
     2,300 Harman International Industries, Inc. ..................       94,530
     5,900 Pioneer-Standard Electronics, Inc. .....................       70,859
                                                                      ----------
                                                                         386,649
                                                                      ----------
 Entertainment (1.8%):
     5,500 Aztar Corp.(b)..........................................       88,770
     6,100 Huffy Corp.(b)..........................................       47,275
                                                                      ----------
                                                                         136,045
                                                                      ----------
 Financial Services (1.0%):
     1,600 Downey Financial Corp. .................................       76,400
                                                                      ----------
 Food Products & Services (4.2%):
     2,400 Fleming Companies, Inc. ................................       71,040
     3,700 International Multifoods Corp. .........................       76,664
     2,000 Performance Food Group Co.(b)...........................       67,520
     2,200 Smithfield Foods, Inc.(b)...............................       97,350
                                                                      ----------
                                                                         312,574
                                                                      ----------
 Gas Distribution (2.1%):
     2,400 Energen Corp. ..........................................       60,960
     2,200 New Jersey Resources Corp. .............................       99,000
                                                                      ----------
                                                                         159,960
                                                                      ----------
 Health Care (7.3%):
       900 AdvancePCS(b)...........................................       67,464

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2001

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Health Care, continued:
     1,400 Cerner Corp.(b).........................................   $   67,886
     2,000 Cognex Corp.(b).........................................       55,360
     3,200 Coventry Health Care, Inc.(b)...........................       74,720
     2,200 Orthodontic Centers of America, Inc.(b).................       60,830
     3,500 Owens & Minor, Inc. ....................................       71,050
     2,000 Universal Health Services, Inc., Class B(b).............       94,599
     5,700 US Oncology, Inc.(b)....................................       48,336
                                                                      ----------
                                                                         540,245
                                                                      ----------
 Home Builders (2.9%):
     3,100 D.R. Horton, Inc. ......................................       78,244
     1,500 Ryland Group, Inc. .....................................       80,700
     1,600 Toll Brothers, Inc.(b)..................................       58,880
                                                                      ----------
                                                                         217,824
                                                                      ----------
 Insurance (3.1%):
     3,520 Fidelity National Financial, Inc. ......................       85,325
     4,400 First American Corp. ...................................       80,520
     2,600 Selective Insurance Group, Inc. ........................       65,312
                                                                      ----------
                                                                         231,157
                                                                      ----------
 Machinery & Equipment (0.9%):
     5,900 JLG Industries, Inc. ...................................       69,738
                                                                      ----------
 Medical--Biotechnology (2.5%):
     2,000 Pharmaceutical Product Development, Inc.(b).............       60,320
     1,500 Syncor International Corp.(b)...........................       54,810
     2,300 Techne Corp.(b).........................................       72,887
                                                                      ----------
                                                                         188,017
                                                                      ----------
 Medical Equipment & Supplies (5.0%):
     3,000 Patterson Dental Co.(b).................................      102,870
     1,200 ResMed, Inc.(b).........................................       65,940
     1,600 Respironics, Inc.(b)....................................       53,616
     4,400 SpaceLabs Medical, Inc.(b)..............................       60,940
     1,300 Varian Medical Systems, Inc.(b).........................       85,800
                                                                      ----------
                                                                         369,166
                                                                      ----------
 Metals--Processing & Fabrication (2.5%):
     5,800 A.M. Castle & Co. ......................................       67,222
     2,500 Shaw Group, Inc.(b).....................................       68,375
     2,000 Stillwater Mining Co.(b)................................       52,400
                                                                      ----------
                                                                         187,997
                                                                      ----------

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Oil & Gas Exploration, Production and Services (6.4%):
     1,300 HS Resources, Inc.(b)...................................   $   81,487
     2,000 Newfield Exploration Co.(b).............................       65,920
     3,500 Remington Oil & Gas Corp.(b)............................       52,290
     9,100 Seitel, Inc.(b).........................................      100,100
     3,200 Vintage Petroleum, Inc. ................................       57,120
     8,400 XTO Energy, Inc. .......................................      118,440
                                                                      ----------
                                                                         475,357
                                                                      ----------
 Pharmaceuticals (2.2%):
     1,400 Cephalon, Inc.(b).......................................       82,908
     1,700 Medicis Pharmaceutical Corp., Class A(b)................       83,487
                                                                      ----------
                                                                         166,395
                                                                      ----------
 Restaurants (2.6%):
     3,100 Cheesecake Factory, Inc.(b).............................       94,240
     5,600 Ruby Tuesday, Inc. .....................................      101,920
                                                                      ----------
                                                                         196,160
                                                                      ----------
 Retail (4.1%):
     4,600 Great Atlantic & Pacific Tea Co., Inc. .................       85,238
     1,700 Michaels Stores, Inc.(b)................................       71,434
     2,400 School Specialty, Inc.(b)...............................       73,078
     3,900 Wet Seal, Inc., Class A(b)..............................       77,961
                                                                      ----------
                                                                         307,711
                                                                      ----------
 Semiconductors (5.5%):
     6,200 Alliance Semiconductor Corp.(b).........................       62,930
     1,600 Alpha Industries, Inc.(b)...............................       50,816
     5,400 Applied Industrial Technologies, Inc. ..................       96,768
     5,600 Axcelis Technologies, Inc.(b)...........................       78,120
     6,000 Bell Microproducts, Inc.(b).............................       56,820
     2,700 Photronics, Inc.(b).....................................       64,422
                                                                      ----------
                                                                         409,876
                                                                      ----------
 Telecommunications (0.6%):
     2,800 ViaSat, Inc.(b).........................................       46,032
                                                                      ----------
 Textile Products (0.7%):
     8,800 Interface, Inc., Class A ...............................       51,480
                                                                      ----------
 Transportation & Shipping (3.6%):
     2,500 Arkansas Best Corp.(b)..................................       66,425
     3,300 Roadway Express, Inc. ..................................       94,809
     3,900 Yellow Corp.(b).........................................      103,779
                                                                      ----------
                                                                         265,013
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2001

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Utilities--Electric (2.1%):
     4,100 Avista Corp.............................................   $   66,707
     2,100 CH Energy Group, Inc....................................       86,310
                                                                      ----------
                                                                         153,017
                                                                      ----------
  Total Common Stocks                                                  7,360,178
                                                                      ----------

                                   Security                             Market
   Shares                         Description                           Value
  -------- --------------------------------------------------------   ----------

 Investments in Affiliates (1.3%):
 Investment Companies (1.3%):
    96,576 American Performance Cash Management Fund...............   $   96,576
                                                                      ----------
  Total Investments in Affiliates                                         96,576
                                                                      ----------
  Total Investments
   (Cost $6,410,857)(a)--100.0%                                        7,456,754
  Liabilities in excess of other assets-0.0%                             (2,281)
                                                                      ----------
  Net Assets--100.0%                                                  $7,454,473
                                                                      ==========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $14,207. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,453,373
      Unrealized depreciation...........   (421,683)
                                         ----------
      Net unrealized appreciation....... $1,031,690
                                         ==========

(b)  Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                                August 31, 2001
1.Organization:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund" and collectively, "the Funds").

2.Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities, and U.S. Government agency securities of the variable net asset value funds, are valued at their market values determined based upon the mean of their latest bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no when-issued securities as of August 31, 2001.
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2001

   Organization Costs:

   All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated daily to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2001

   As of August 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                            Accumulated
                                     Accumulated Net  Net Realized Gain/(Loss)
                                    Investment Income      on Investments
                                    ----------------- ------------------------
    U.S. Treasury Fund.............     $ 19,209              $(19,209)
    Cash Management Fund...........       41,730               (41,730)
    Intermediate Tax-Free Bond
     Fund..........................          --                     (8)
    Short-Term Income Fund.........        9,578                (9,578)
    Intermediate Bond Fund.........       62,886               (62,886)
    Bond Fund......................       (7,737)                7,737
    Balanced Fund..................       28,141               (28,141)
    Growth Equity Fund.............      324,573                   (24)
    Equity Fund....................           85                   (85)

   Recent Accounting Pronouncements:

   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.

   Effective September 4, 2001, the Funds will begin accreting market discount and amortizing premiums on debt securities (except for the Intermediate Tax-Free Bond Fund, which has already been amortizing premiums). In addition, the funds will begin classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for book accounting purposes. The Funds will be required to record a cumulative effect adjustment to conform with GAAP. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase on unrealized appreciation (depreciation) of securities.

   Management determined these accounting changes did not have any material affect on the Funds' financial statements and the cumulative effect of this change will be disclosed in the next financial statements issued by the Funds.

3.Related Party Transactions:

 Investment Concepts, Inc., a wholly owned subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. Under the terms of the Investment Advisory Agreement, Investment Concepts, Inc. is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

                                                       Annual Advisory Fee
                                                 (as a percentage of net assets)
                                                 -------------------------------
  U.S. Treasury Fund............................              0.40%
  Cash Management Fund..........................              0.40%
  Intermediate Tax-Free Bond Fund...............              0.55%
  Short-Term Income Fund........................              0.55%
  Intermediate Bond Fund........................              0.55%
  Bond Fund.....................................              0.55%
  Balanced Fund.................................              0.74%
  Equity Fund...................................              0.69%
  Growth Equity Fund............................              0.69%
  Small Cap Equity Fund.........................              0.69%

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2001

 Investment Concepts, Inc. also serves the Funds as custodian for which it is paid a fee up to 0.03% of each Fund's average daily net assets.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. For administration services BISYS is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds. Under a Sub-Administration Agreement, BISYS Ohio pays Investment Concepts, Inc. a fee of up to 0.05% of each Fund's average daily net assets to perform certain administrative duties for the Funds. The fees paid to Investment Concepts, Inc. by BISYS Ohio for such services come out of BISYS Ohio's fees and are not an additional charge to the Funds. BISYS Ohio also serves the Funds as transfer agent and fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including Investment Concepts, Inc., broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended August 31, 2001, BISYS received $14,873 from commissions earned on sales of shares of the variable net asset value funds, $14,180 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

4. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
  Intermediate Tax-Free Bond Fund.................... $  3,455,214 $  2,439,522
  Short-Term Income Fund.............................   55,016,552   40,529,535
  Intermediate Bond Fund.............................   64,415,659   51,778,997
  Bond Fund..........................................   52,542,560   44,370,629
  Balanced Fund......................................   55,672,700   51,045,993
  Equity Fund........................................  150,911,686  163,886,390
  Growth Equity Fund.................................   83,752,946  106,421,549
  Small Cap Equity Fund..............................    8,703,478    9,015,693

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2001

5. Concentration of Credit Risk:

 The Intermediate Tax-Free Bond Fund invests primarily in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific industry sector. The Intermediate Tax-Free Bond Fund had the following concentrations by industry sector as of August 31, 2001 (as a percentage of total investments):

                                                                 Intermediate
                                                              Tax-Free Bond Fund
                                                              ------------------
  Airport....................................................        1.31%
  Development................................................        3.88%
  Education..................................................        1.84%
  Facilities.................................................        4.38%
  General Obligation.........................................       20.55%
  Higher Education...........................................        5.63%
  Medical....................................................       12.63%
  Multi-family Housing.......................................        1.91%
  Pollution..................................................        5.75%
  Power......................................................        4.16%
  School District............................................        6.44%
  Single-family Housing......................................        4.70%
  Student Loan...............................................        0.93%
  Transportation.............................................        1.26%
  Utilities..................................................       16.68%
  Water......................................................        7.95%
                                                                   -------
                                                                   100.00%

6. Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 As of August 31, 2001 the following Funds have net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                          Amount  Year Expires
                                                         -------- ------------
  Short-Term Income Fund................................ $  3,679     2009
  Short-Term Income Fund................................   45,014     2008
  Short-Term Income Fund................................      650     2007
  Intermediate Bond Fund................................  273,165     2004
  Bond Fund.............................................   12,013     2005
  Balanced Fund.........................................   13,082     2009
  Balanced Fund.........................................   64,274     2008
  Growth Equity Fund....................................  137,757     2009

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2001

Other Federal Income Tax Information (unaudited):

 Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occuring on the first day of the next fiscal year. As of August 31, 2001 the following funds have elected to defer such losses:

                                                                 Post-October
                                                                Capital Losses
                                                                --------------
  Intermediate Bond Fund.......................................  $   201,952
  Bond Fund....................................................       12,157
  Balanced Fund................................................    3,106,262
  Growth Equity Fund...........................................   20,864,932

 During the year ended August 31, 2001 the following Funds paid long-term capital gain distributions as follows:

                                                                        20%
                                                                    -----------
  Intermediate Tax-Free Bond Fund.................................. $    14,604
  Equity Fund......................................................  27,519,233
  Growth Equity Fund...............................................   4,072,485
  Small Cap Equity Fund............................................      40,218

 For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2001 qualify for the corporate dividend received deduction for the following funds:

  Balanced Fund.........................................................  33.40%
  Equity Fund........................................................... 100.00
  Small Cap Equity Fund................................................. 100.00

 During the year ended August 31, 2001 the Intermediate Tax-Free Bond Fund declared tax-exempt income distributions in the amount of $1,185,635.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                            U.S. Treasury Fund
                               ------------------------------------------------
                                          Year Ended August 31,
                               ------------------------------------------------
                                 2001      2000      1999      1998      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.045     0.051     0.042     0.048     0.046
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................     0.045     0.051     0.042     0.048     0.046
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......    (0.045)   (0.051)   (0.042)   (0.048)   (0.046)
                               --------  --------  --------  --------  --------
  Total Distributions........    (0.045)   (0.051)   (0.042)   (0.048)   (0.046)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      4.63%     5.20%     4.26%     4.94%     4.74%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)......................  $626,404  $608,410  $394,415  $388,319  $298,424
 Ratio of expenses to average
  net assets.................      0.70%     0.71%     0.71%     0.72%     0.72%
 Ratio of net investment
  income to average net
  assets.....................      4.51%     5.11%     4.17%     4.83%     4.65%
 Ratio of expenses to average
  net assets*................      0.95%     0.96%     0.96%     0.97%     0.97%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                        Cash Management Fund
                            ------------------------------------------------
                                       Year Ended August 31,
                            ------------------------------------------------
                              2001      2000      1999      1998      1997
                            --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                            --------  --------  --------  --------  --------
Investment Activities
 Net investment income....     0.049     0.054     0.045     0.050     0.049
 Net realized losses on
  investments.............        --        --        --        --    (0.010)
                            --------  --------  --------  --------  --------
  Total from Investment
   Activities.............     0.049     0.054     0.045     0.050     0.039
                            --------  --------  --------  --------  --------
Distributions
 Net investment income....    (0.049)   (0.054)   (0.045)   (0.050)   (0.049)
                            --------  --------  --------  --------  --------
  Total Distributions.....    (0.049)   (0.054)   (0.045)   (0.050)   (0.049)
                            --------  --------  --------  --------  --------
 Capital Contributions....        --        --        --        --     0.010
                            --------  --------  --------  --------  --------
Net Asset Value, End of
 Period...................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                            ========  ========  ========  ========  ========
Total Return..............      4.99%     5.55%     4.63%     5.14%     5.05%(a)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)............  $731,152  $647,086  $551,880  $466,571  $331,095
 Ratio of expenses to
  average net assets......      0.54%     0.55%     0.65%     0.71%     0.72%
 Ratio of net investment
  income to average net
  assets..................      4.81%     5.42%     4.53%     5.02%     4.93%
 Ratio of expenses to
  average net assets*.....      0.94%     0.95%     0.95%     0.96%     0.97%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                       Intermediate Tax-Free Bond Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.56  $ 10.51  $ 10.99  $ 10.78  $ 10.57
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.47     0.47     0.47     0.48     0.49
 Net realized/unrealized gains
  (losses) on investments.........    0.42     0.11    (0.44)    0.28     0.21
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.89     0.58     0.03     0.76     0.70
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.47)   (0.47)   (0.47)   (0.48)   (0.49)
 Net realized gains...............   (0.01)   (0.06)   (0.04)   (0.07)      --
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.48)   (0.53)   (0.51)   (0.55)   (0.49)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.97  $ 10.56  $ 10.51  $ 10.99  $ 10.78
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    8.57%    5.78%    0.19%    7.28%    6.79%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)........................... $28,618  $26,902  $30,353  $30,454  $26,544
 Ratio of expenses to average net
  assets..........................    0.75%    0.77%    0.75%    0.74%    0.74%
 Ratio of net investment income to
  average net assets..............    4.37%    4.58%    4.33%    4.44%    4.61%
 Ratio of expenses to average net
  assets*.........................    1.20%    1.22%    1.20%    1.19%    1.19%
 Portfolio turnover...............    9.20%    0.00%   11.96%   19.10%   11.38%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                           Short-Term Income Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $  9.93  $  9.89  $ 10.12  $  9.92  $  9.79
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.60     0.62     0.59     0.62     0.61
 Net realized/unrealized gains
  (losses) on investments.........    0.31     0.04    (0.23)    0.20     0.14
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.91     0.66     0.36     0.82     0.75
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.60)   (0.62)   (0.59)   (0.62)   (0.61)
 In excess of net investment
  income..........................      --       --       --       --    (0.01)
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.60)   (0.62)   (0.59)   (0.62)   (0.62)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.24  $  9.93  $  9.89  $ 10.12  $  9.92
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    9.37%    6.92%    3.66%    8.47%    7.85%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)........................... $75,458  $61,650  $62,523  $32,390  $15,658
 Ratio of expenses to average net
  assets..........................    0.56%    0.57%    0.56%    0.41%    0.33%
 Ratio of net investment income to
  average net assets..............    5.87%    6.30%    5.85%    6.15%    6.14%
 Ratio of expenses to average net
  assets*.........................    1.19%    1.21%    1.24%    1.22%    1.16%
 Portfolio turnover...............   63.55%   50.34%  109.69%   60.02%   37.55%

--------
 * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                           Intermediate Bond Fund
                                  ---------------------------------------------
                                            Year Ended August 31,
                                  ---------------------------------------------
                                   2001      2000      1999     1998     1997
                                  -------  ---------  -------  -------  -------
Net Asset Value, Beginning of
 Period.........................  $ 10.08  $   10.08  $ 10.50  $ 10.23  $ 10.01
                                  -------  ---------  -------  -------  -------
Investment Activities
 Net investment income..........     0.59       0.60     0.60     0.61     0.60
 Net realized/unrealized gains
  (losses) on investments.......     0.39         --    (0.42)    0.27     0.22
                                  -------  ---------  -------  -------  -------
  Total from Investment
   Activities...................     0.98       0.60     0.18     0.88     0.82
                                  -------  ---------  -------  -------  -------
Distributions
 Net investment income..........    (0.59)     (0.60)   (0.60)   (0.61)   (0.60)
                                  -------  ---------  -------  -------  -------
  Total Distributions...........    (0.59)     (0.60)   (0.60)   (0.61)   (0.60)
                                  -------  ---------  -------  -------  -------
Net Asset Value, End of Period..  $ 10.47  $   10.08  $ 10.08  $ 10.50  $ 10.23
                                  =======  =========  =======  =======  =======
Total Return (excludes sales
 charge)........................    10.01%      6.21%    1.73%    8.80%    8.38%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000).........................  $96,908  $  84,218  $87,132  $85,382  $77,319
 Ratio of expenses to average
  net assets....................     0.95%      0.96%    0.97%    0.95%    0.93%
 Ratio of net investment income
  to average net assets.........     5.76%      6.04%    5.80%    5.86%    5.89%
 Ratio of expenses to average
  net assets*...................     1.15%      1.17%    1.17%    1.15%    1.13%
 Portfolio turnover.............    62.71%     34.32%   34.47%   31.98%   40.77%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                  Bond Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $  9.17  $  9.18  $  9.76  $  9.29  $  8.99
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.55     0.57     0.57     0.57     0.58
 Net realized/unrealized gains
  (losses) on investments.........    0.50    (0.01)   (0.58)    0.47     0.30
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    1.05     0.56    (0.01)    1.04     0.88
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.55)   (0.57)   (0.57)   (0.57)   (0.58)
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.55)   (0.57)   (0.57)   (0.57)   (0.58)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $  9.67  $  9.17  $  9.18  $  9.76  $  9.29
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................   11.79%    6.38%  (0.19)%   11.54%   10.03%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)........................... $65,462  $56,141  $62,721  $52,706  $35,454
 Ratio of expenses to average net
  assets..........................    0.96%    0.97%    0.97%    0.96%    0.94%
 Ratio of net investment income to
  average net assets..............    5.85%    6.31%    5.95%    6.02%    6.29%
 Ratio of expenses to average net
  assets*.........................    1.16%    1.17%    1.17%    1.16%    1.14%
 Portfolio turnover...............   76.59%   27.39%   41.02%   47.80%   83.65%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                              Balanced Fund
                               -------------------------------------------------
                                        Year Ended August 31,
                               --------------------------------------------
                                2001      2000     1999     1998     1997
                               -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Period......................  $ 13.86   $ 13.62  $ 12.37  $ 13.38  $ 11.28
                               -------   -------  -------  -------  -------
Investment Activities
 Net investment income.......     0.29      0.31     0.34     0.40     0.41
 Net realized/unrealized
  gains (losses) on
  investments................    (1.96)     1.37     1.90     0.21     2.46
                               -------   -------  -------  -------  -------
  Total from Investment
   Activities................    (1.67)     1.68     2.24     0.61     2.87
                               -------   -------  -------  -------  -------
Distributions
 Net investment income.......    (0.31)    (0.31)   (0.34)   (0.34)   (0.41)
 Net realized gains..........       --     (1.11)   (0.65)   (1.28)   (0.36)
 In excess of net realized
  gains......................       --     (0.02)      --       --       --
                               -------   -------  -------  -------  -------
  Total Distributions........    (0.31)    (1.44)   (0.99)   (1.62)   (0.77)
                               -------   -------  -------  -------  -------
Net Asset Value, End of
 Period......................  $ 11.88   $ 13.86  $ 13.62  $ 12.37  $ 13.38
                               =======   =======  =======  =======  =======
Total Return (excludes sales
 charge).....................   (12.12)%   13.06%   18.51%    4.55%   26.33%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)......................  $60,249   $70,636  $56,571  $40,656  $30,249
 Ratio of expenses to average
  net assets.................     0.75%     0.76%    0.67%    0.47%    0.36%
 Ratio of net investment
  income to average net
  assets.....................     2.39%     2.38%    2.52%    3.02%    3.34%
 Ratio of expenses to average
  net assets*................     1.32%     1.35%    1.35%    1.34%    1.38%
 Portfolio turnover..........    84.73%   124.49%   99.94%   78.07%   66.12%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                              Equity Fund
                              -------------------------------------------------
                                         Year Ended August 31,
                              -------------------------------------------------
                                2001       2000      1999      1998      1997
                              --------   --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $  17.48   $  18.16  $  15.06  $  17.33  $  13.73
                              --------   --------  --------  --------  --------
Investment Activities
 Net investment income......      0.09       0.07      0.06      0.08      0.13
 Net realized/unrealized
  gains (losses) on
  investments...............     (3.13)      2.52      4.06      0.19      5.03
                              --------   --------  --------  --------  --------
  Total from Investment
   Activities...............     (3.04)      2.59      4.12      0.27      5.16
                              --------   --------  --------  --------  --------
Distributions
 Net investment income......     (0.09)     (0.06)    (0.06)    (0.07)    (0.13)
 In excess of net investment
  income....................        --         --        --        --     (0.01)
 Net realized gains.........     (3.57)     (3.21)    (0.96)    (2.47)    (1.42)
                              --------   --------  --------  --------  --------
  Total Distributions.......     (3.66)     (3.27)    (1.02)    (2.54)    (1.56)
                              --------   --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $  10.78   $  17.48  $  18.16  $  15.06  $  17.33
                              ========   ========  ========  ========  ========
Total Return (excludes sales
 charge)....................    (19.60)%    15.70%    27.92%     0.79%    40.23%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000).....................  $109,685   $151,163  $183,777  $166,965  $170,887
 Ratio of expenses to
  average net assets........      1.06%      1.07%     1.08%     1.07%     1.06%
 Ratio of net investment
  income to average net
  assets....................      0.76%      0.38%     0.33%     0.44%     0.88%
 Ratio of expenses to
  average net assets*.......      1.25%      1.26%     1.27%     1.26%     1.25%
 Portfolio turnover.........    124.00%    114.90%   120.70%    72.10%    93.82%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                             Growth Equity Fund
                                    -----------------------------------------
                                                                  November 3,
                                      Year Ended August 31,         1997 to
                                    ----------------------------  August 31,
                                     2001       2000      1999      1998(a)
                                    -------   --------  --------  -----------
Net Asset Value, Beginning of
 Period............................ $ 16.57   $  15.46  $  11.25    $ 10.00
                                    -------   --------  --------    -------
Investment Activities
 Net investment income (loss)......   (0.04)     (0.04)       --       0.02
 Net realized/unrealized gains
  (losses) on investments..........   (6.17)      3.10      4.67       1.25
                                    -------   --------  --------    -------
  Total from Investment
   Activities......................   (6.21)      3.06      4.67       1.27
                                    -------   --------  --------    -------
Distributions
 Net investment income.............      --         --     (0.01)     (0.02)
 In excess of net investment
  income...........................      --         --     (0.01)        --
 Net realized gains................      --      (1.95)    (0.44)        --
 In excess of net realized gains...   (0.41)        --        --         --
                                    -------   --------  --------    -------
  Total Distributions..............   (0.41)     (1.95)    (0.46)     (0.02)
                                    -------   --------  --------    -------
Net Asset Value, End of Period..... $  9.95   $  16.57  $  15.46    $ 11.25
                                    =======   ========  ========    =======
Total Return (excludes sales
 charge)...........................  (38.04)%    20.45%    42.19%     12.69%(b)
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)............................ $89,439   $175,449  $135,376    $78,677
 Ratio of expenses to average net
  assets...........................    1.07%      1.07%     1.09%      1.12%(c)
 Ratio of net investment income
  (loss) to average net assets.....   (0.27)%   (0.23)%     0.01%      0.24%(c)
 Ratio of expenses to average net
  assets*..........................    1.26%      1.28%     1.28%      1.31%(c)
 Portfolio turnover................   70.46%    124.30%   124.80%     36.08%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                   Small Cap Equity Fund
                                                 -----------------------------
                                                  Year Ended      February 17,
                                                  August 31,        1999 to
                                                 ---------------   August 31,
                                                  2001     2000     1999(a)
                                                 ------   ------  ------------
Net Asset Value, Beginning of Period............ $12.54   $10.47     $10.00
                                                 ------   ------     ------
Investment Activities
 Net investment income..........................   0.02     0.03       0.02
 Net realized/unrealized gains (losses) on
  investments...................................  (0.36)    2.21       0.46
                                                 ------   ------     ------
  Total from Investment Activities..............  (0.34)    2.24       0.48
                                                 ------   ------     ------
Distributions
 Net investment income..........................  (0.03)   (0.04)     (0.01)
 Net realized gains.............................  (0.06)   (0.13)        --
                                                 ------   ------     ------
  Total Distributions...........................  (0.09)   (0.17)     (0.01)
                                                 ------   ------     ------
Net Asset Value, End of Period.................. $12.11   $12.54     $10.47
                                                 ======   ======     ======
Total Return (excludes sales charge)............  (2.69)%  21.60%      4.77%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000).............. $7,454   $8,042     $7,390
 Ratio of expenses to average net assets........   0.66%    0.52%      0.70%(c)
 Ratio of net investment income to average net
  assets........................................   0.18%    0.28%      0.37%(c)
 Ratio of expenses to average net assets*.......   1.40%    1.47%      1.63%(c)
 Portfolio turnover............................. 118.56%  164.17%     74.58%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS




        Investment Adviser

        Bank of Oklahoma, N.A.
        Bank of Oklahoma Tower
        Tulsa, Oklahoma 74103

        Manager, Administrator,
        and Distributor

        BISYS Fund Services
        3435 Stelzer Road
        Columbus, Ohio 43219-3055

        Legal Counsel

        Ropes & Gray
        One Franklin Square
        1301 K Street N.W.
        Washington, D.C. 20005

        Auditors

        KPMG LLP
        191 West Nationwide Blvd.
        Suite 500
        Columbus, Ohio 43215